UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05398

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

Alliance Bernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2010

Date of reporting period: June 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Balanced Wealth Strategy Portfolio

June 30, 2010

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

BALANCED WEALTH STRATEGY PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Balanced Wealth Strategy Portfolio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$951.98	$3.24	0.67%
Hypothetical (5% return before expenses)	$1,000	$1,021.47	$3.36	0.67%

Class B
Actual	$1,000	$951.76	$4.45	0.92%
Hypothetical (5% return before expenses)	$1,000	$1,020.23	$4.61	0.92%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$52,346,209	10.3%
Federal National Mortgage Association	29,646,958	5.9
JPMorgan Chase & Co.	7,033,404	1.4
Apple, Inc.	6,812,690	1.3
Alcon, Inc.	5,330,542	1.1
Wells Fargo & Co.	4,833,280	1.0
Google, Inc.—Class A	4,776,538	0.9
Hewlett-Packard Co.	4,379,936	0.8
Gilead Sciences, Inc.	4,242,150	0.8
Comcast Corp.	3,918,672	0.8

	$123,320,379	24.3%

SECURITY TYPE BREAKDOWN

June 30, 2010 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$311,458,189	60.4%
Corporates—Investment Grades	55,348,244	10.7
Governments—Treasuries	52,346,209	10.2
Mortgage Pass-Thru’s	28,933,507	5.6
Commercial Mortgage-Backed Securities	17,010,703	3.3
Corporates—Non-Investment Grades	7,778,405	1.5
Agencies	6,052,534	1.2
Asset-Backed Securities	3,026,243	0.6
Governments—Sovereign Bonds	2,595,968	0.5
CMOs	2,558,772	0.5
Governments—Sovereign Agencies	2,051,370	0.4
Inflation-Linked Securities	1,844,453	0.4
Quasi-Sovereigns	1,254,407	0.3
Preferred Stocks	906,970	0.2
Short-Term Investments	20,525,000	4.0
Other**	872,884	0.2

Total Investments	$514,563,858	100.0%

*	Long-term investments.

**	“Other” represents less than 0.2% weightings in the following security types: Local Governments - Municipal Bonds, Warrants and Emerging Markets - Corporate Bonds.

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–61.4%

FINANCIALS–18.1%
CAPITAL MARKETS–1.5%
Blackstone Group LP	124,775	$1,192,849
Credit Suisse Group AG	20,628	775,556
Deutsche Bank AG	8,500	477,438
Franklin Resources, Inc.	8,045	693,399
Goldman Sachs Group, Inc. (The)	14,600	1,916,542
Julius Baer Group Ltd.	18,515	527,910
Macquarie Group Ltd.	9,135	280,778
Man Group PLC	140,433	465,522
Morgan Stanley	41,000	951,610

		7,281,604

COMMERCIAL BANKS–3.0%
Australia & New Zealand Banking Group Ltd.	10,635	191,019
Banco do Brasil SA	25,500	348,241
Banco Santander SA	48,300	506,482
Bank of China Ltd.	401,000	202,305
Barclays PLC	120,000	478,981
BB&T Corp.	31,600	831,396
BNP Paribas	10,853	583,899
Comerica, Inc.	15,600	574,548
Danske Bank A/S(a)	16,200	311,727
DnB NOR ASA	11,500	110,609
Fifth Third Bancorp	70,600	867,674
Hana Financial Group, Inc.	10,900	289,019
HSBC Holdings PLC	42,553	388,752
KB Financial Group, Inc.	10,345	396,532
KBC Groep NV(a)	7,100	272,145
National Australia Bank Ltd.	31,200	603,228
National Bank of Canada	5,100	260,857
Societe Generale	8,229	338,614
Standard Chartered PLC	41,559	1,011,979
Sumitomo Mitsui Financial Group, Inc.	13,300	376,421
Turkiye Garanti Bankasi AS	37,300	155,229
Turkiye Vakiflar Bankasi Tao–Class D	61,400	139,617
UniCredit Italiano SpA	231,195	511,411
United Overseas Bank Ltd.	28,000	389,532
Wells Fargo & Co.	188,800	4,833,280

		14,973,497

CONSUMER FINANCE–0.2%
Capital One Financial Corp.	18,400	741,520
ORIX Corp.	5,540	401,344

		1,142,864

DIVERSIFIED FINANCIAL SERVICES–2.6%
Bank of America Corp.	250,150	3,594,656
CBOE Holdings, Inc.(a)	2,200	71,610
Challenger Financial Services Group Ltd.	33,100	96,514
Citigroup, Inc.(a)	187,900	706,504
CME Group, Inc.–Class A	4,595	1,293,722

Company	Shares	U.S. $ Value

Hong Kong Exchanges and Clearing Ltd.	20,100	$314,001
IG Group Holdings PLC	40,591	253,596
JPMorgan Chase & Co.	192,117	7,033,403

		13,364,006

INSURANCE–1.2%
ACE Ltd.	5,000	257,400
Admiral Group PLC	30,198	632,415
Allianz SE	7,800	771,992
Allstate Corp. (The)	17,300	497,029
Berkshire Hathaway, Inc.(a)	12,100	964,249
Chubb Corp.	6,400	320,064
Industrial Alliance Insurance & Financial Services, Inc.	700	22,949
Muenchener Rueckversicherungs AG (MunichRe)	1,400	175,788
Old Mutual PLC	176,800	270,689
Prudential PLC	51,800	390,707
Travelers Cos., Inc. (The)	23,300	1,147,525
XL Group PLC	33,400	534,734

		5,985,541

REAL ESTATE INVESTMENT TRUSTS (REITS)–6.3%
Allied Properties Real Estate Investment Trust	21,000	386,840
American Campus Communities, Inc.	14,300	390,247
Ascendas Real Estate Investment Trust	492,000	635,381
AvalonBay Communities, Inc.	1,400	130,718
Big Yellow Group PLC	59,980	263,432
BioMed Realty Trust, Inc.	30,900	497,181
Boston Properties, Inc.	2,800	199,752
Brandywine Realty Trust	44,350	476,763
BRE Properties, Inc.	12,900	476,397
British Land Co. PLC	78,918	509,766
Camden Property Trust	19,500	796,575
Canadian Real Estate Investment Trust	14,670	382,821
CapitaMall Trust	293,940	383,215
CBL & Associates Properties, Inc.	39,950	496,978
Charter Hall Retail REIT	123,911	56,879
Chartwell Seniors Housing Real Estate Investment Trust	48,900	329,353
Corporate Office Properties Trust	10,200	385,152
Dexus Property Group	375,800	241,143
DiamondRock Hospitality Co.(a)	75,556	621,070
Digital Realty Trust, Inc.	13,400	772,912
Duke Realty Corp.	7,000	79,450
DuPont Fabros Technology, Inc.	17,350	426,116
Entertainment Properties Trust	11,450	435,902
Equity Residential	23,700	986,868
Essex Property Trust, Inc.	5,000	487,700
Extra Space Storage, Inc.	28,200	391,980
First Potomac Realty Trust	17,500	251,475
Fonciere Des Regions	4,700	387,444

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

GPT Group	217,820	$508,576
Great Portland Estates PLC	81,800	353,308
H&R Real Estate Investment Trust	16,600	265,089
Health Care REIT, Inc.	21,600	909,792
Hersha Hospitality Trust	44,600	201,592
Home Properties, Inc.	5,400	243,378
ING Office Fund	862,000	416,139
InnVest Real Estate Investment Trust	73,000	405,270
Japan Real Estate Investment Corp.	44	358,406
Kilroy Realty Corp.	11,400	338,922
Kimco Realty Corp.	45,200	607,488
Klepierre	36,052	996,081
LaSalle Hotel Properties	4,600	94,622
Link REIT (The)	143,500	356,076
Macerich Co. (The)	8,516	317,817
Mid-America Apartment Communities, Inc.	12,550	645,948
Morguard Real Estate Investment Trust	23,300	288,911
Nationwide Health Properties, Inc.	11,100	397,047
Orix JREIT, Inc.	55	228,395
Primaris Retail Real Estate Investment Trust	20,183	331,027
ProLogis	50,625	512,831
PS Business Parks, Inc.	2,400	133,872
Public Storage	15,600	1,371,396
RioCan Real Estate Investment Trust (New York)(b)	1,400	25,040
RioCan Real Estate Investment Trust (Toronto)	21,700	388,115
Simon Property Group, Inc.	29,515	2,383,336
Stockland	219,280	680,561
Sunstone Hotel Investors, Inc.(a)	45,213	448,965
Tanger Factory Outlet Centers	9,600	397,248
Unibail-Rodamco SE	10,278	1,675,130
Ventas, Inc.	19,100	896,745
Vornado Realty Trust	10,547	769,404
Weingarten Realty Investors	20,000	381,000
Westfield Group	177,949	1,808,275

		32,015,312

REAL ESTATE MANAGEMENT & DEVELOPMENT–3.3%
Beni Stabili SpA(a)	28,200	21,380
BR Malls Participacoes SA	28,050	365,194
Brookfield Properties Corp.	26,925	378,027
Castellum AB	44,900	406,859
CB Richard Ellis Group, Inc.–Class A(a)	24,800	337,528
Daito Trust Construction Co., Ltd.	4,100	232,177
First Capital Realty, Inc.	11,300	144,468
Forest City Enterprises, Inc.(a)	4,000	45,280
Great Eagle Holdings Ltd.	123,000	312,992
Hang Lung Group Ltd.	23,000	122,486
Hang Lung Properties Ltd.	158,000	607,348

Company	Shares	U.S. $ Value

Hongkong Land Holdings Ltd.	202,000	$998,490
Jones Lang LaSalle, Inc.	4,100	269,124
Kerry Properties Ltd.	185,631	800,922
KWG Property Holding Ltd.	674,500	414,801
Lend Lease Group	123,192	750,199
Mitsubishi Estate Co., Ltd.	14,000	194,903
Mitsui Fudosan Co., Ltd.	150,100	2,089,162
Multiplan Empreendimentos Imobiliarios SA	48,687	890,392
New World Development Ltd.	675,972	1,097,406
PSP Swiss Property AG(a)	4,600	275,151
Savills PLC	85,200	350,068
Shimao Property Holdings Ltd.	369,000	572,447
Sumitomo Realty & Development Co., Ltd.	52,000	883,580
Sun Hung Kai Properties Ltd.	183,700	2,514,615
Swire Pacific Ltd.	22,500	255,403
UOL Group Ltd.	120,000	323,205
Wing Tai Holdings Ltd.	439,000	490,977
Yanlord Land Group Ltd.	487,000	596,293

		16,740,877

		91,503,701

CONSUMER DISCRETIONARY–8.5%
AUTO COMPONENTS–0.4%
Johnson Controls, Inc.	45,700	1,227,959
Lear Corp.(a)	7,400	489,880
NGK Spark Plug Co., Ltd.	11,000	136,563
TRW Automotive Holdings Corp.(a)	15,000	413,550

		2,267,952

AUTOMOBILES–0.9%
Bayerische Motoren Werke AG	13,200	641,210
Ford Motor Co.(a)	226,400	2,282,112
Honda Motor Co., Ltd.	19,000	558,084
Nissan Motor Co., Ltd.(a)	70,900	494,065
Renault SA(a)	3,300	122,322
Volkswagen AG (Preference Shares)	2,836	248,861

		4,346,654

DISTRIBUTORS–0.2%
Inchcape PLC(a)	23,660	86,454
Li & Fung Ltd.	216,000	969,128

		1,055,582

HOTELS, RESTAURANTS & LEISURE–0.6%
Carnival PLC	6,970	225,768
Hyatt Hotels Corp.(a)	21,570	800,031
Mitchells & Butlers PLC(a)	94,400	383,714
Royal Caribbean Cruises Ltd.(a)	17,900	407,583
Thomas Cook Group PLC	43,000	113,816
TUI Travel PLC	28,600	88,980
Whitbread PLC	30,700	641,109
Wyndham Worldwide Corp.	18,300	368,562

		3,029,563

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HOUSEHOLD DURABLES–1.0%
DR Horton, Inc.	28,900	$284,087
Electrolux AB	6,900	157,740
Fortune Brands, Inc.	4,100	160,638
Garmin Ltd.	30,300	884,154
MRV Engenharia e Participacoes SA	38,600	271,804
NVR, Inc.(a)	1,750	1,146,302
Pulte Group, Inc.(a)	53,500	442,980
Rossi Residencial SA	35,800	258,038
Sharp Corp.	37,000	390,300
Sony Corp.	15,800	421,433
Whirlpool Corp.	8,000	702,560

		5,120,036

INTERNET & CATALOG RETAIL–0.1%
Amazon.com, Inc.(a)	5,375	587,272

LEISURE EQUIPMENT & PRODUCTS–0.0%
Namco Bandai Holdings, Inc.	6,300	55,398

MEDIA–2.9%
British Sky Broadcasting Group PLC	48,400	505,382
Cablevision Systems Corp.	23,900	573,839
CBS Corp.–Class B	54,500	704,685
Comcast Corp.–Class A	225,600	3,918,672
DIRECTV(a)	22,900	776,768
Informa PLC	22,900	120,989
Jupiter Telecommunications Co., Ltd.	160	153,185
Lagardere SCA	2,900	90,449
News Corp.–Class A	191,100	2,285,556
SES SA (FDR)	12,999	270,334
Time Warner Cable, Inc.–Class A	33,300	1,734,264
Time Warner, Inc.	50,300	1,454,173
Vivendi SA	22,210	451,353
Walt Disney Co. (The)	48,532	1,528,758

		14,568,407

MULTILINE RETAIL–1.0%
Kohl’s Corp.(a)	54,540	2,590,650
Marks & Spencer Group PLC	70,800	348,790
PPR	1,000	124,223
Target Corp.	43,860	2,156,596

		5,220,259

SPECIALTY RETAIL–1.2%
Esprit Holdings Ltd.	59,100	318,195
Fast Retailing Co., Ltd.	3,500	529,601
Foot Locker, Inc.	22,300	281,426
Gap, Inc. (The)	45,900	893,214
Hennes & Mauritz AB–Class B	7,200	197,873
Inditex SA	10,370	591,311
Lowe’s Cos., Inc.	61,800	1,261,956
Office Depot, Inc.(a)	83,900	338,956
Ross Stores, Inc.	14,100	751,389

Company	Shares	U.S. $ Value

TJX Cos., Inc.	10,600	$444,670
Yamada Denki Co., Ltd.	4,660	304,483

		5,913,074

TEXTILES, APPAREL & LUXURY GOODS–0.2%
Cie Financiere Richemont SA	6,000	209,474
Jones Apparel Group, Inc.	12,600	199,710
Polo Ralph Lauren Corp.–Class A	8,900	649,344
Yue Yuen Industrial Holdings Ltd.	9,000	27,877

		1,086,405

		43,250,602

INFORMATION TECHNOLOGY–7.9%
COMMUNICATIONS EQUIPMENT–1.1%
Cisco Systems, Inc.(a)	112,050	2,387,785
JDS Uniphase Corp.(a)	33,000	324,720
Motorola, Inc.(a)	189,600	1,236,192
Nokia Oyj	58,800	479,267
Research In Motion Ltd.(a)	10,400	512,304
Telefonaktiebolaget LM Ericsson–Class B	43,340	480,737

		5,421,005

COMPUTERS & PERIPHERALS–3.0%
Apple, Inc.(a)	27,085	6,812,690
Compal Electronics, Inc.	843	1,004
Dell, Inc.(a)	47,600	574,056
EMC Corp.(a)	144,700	2,648,010
Hewlett-Packard Co.	101,200	4,379,936
Logitech International SA(a)	13,900	188,156
Seagate Technology(a)	32,800	427,712
Toshiba Corp.(a)	104,000	515,171

		15,546,735

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.4%
AU Optronics Corp.	182,310	161,425
Hirose Electric Co. Ltd.	2,300	210,642
Hitachi High-Technologies Corp.	4,000	73,483
Keyence Corp.	900	208,118
Nippon Electric Glass Co., Ltd.	28,000	320,727
Tyco Electronics Ltd.	40,400	1,025,352

		1,999,747

INTERNET SOFTWARE & SERVICES–1.1%
AOL, Inc.(a)	5,084	105,697
Google, Inc.–Class A(a)	10,735	4,776,538
Telecity Group PLC(a)	67,200	400,366
Yahoo! Japan Corp.	840	334,803

		5,617,404

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

IT SERVICES–0.3%
Cap Gemini SA	8,100	$355,991
Visa, Inc.–Class A	14,600	1,032,950

		1,388,941

OFFICE ELECTRONICS–0.1%
Canon, Inc.	12,400	462,141
Konica Minolta Holdings, Inc.	11,500	110,633

		572,774

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.3%
ASML Holding NV	14,000	385,278
Broadcom Corp.–Class A	35,300	1,163,841
Intel Corp.	138,200	2,687,990
KLA-Tencor Corp.	38,900	1,084,532
Samsung Electronics Co., Ltd.	1,040	652,303
Samsung Electronics Co., Ltd. (Preference Shares)	200	85,259
Teradyne, Inc.(a)	48,500	472,875
United Microelectronics Corp.(a)	345,000	151,842

		6,683,920

SOFTWARE–0.6%
Microsoft Corp.	109,600	2,521,896
Nintendo Co., Ltd.	1,400	411,053

		2,932,949

		40,163,475

HEALTH CARE–6.2%
BIOTECHNOLOGY–1.3%
Celgene Corp.(a)	24,800	1,260,336
Gilead Sciences, Inc.(a)	123,750	4,242,150
Vertex Pharmaceuticals, Inc.(a)	32,200	1,059,380

		6,561,866

HEALTH CARE EQUIPMENT & SUPPLIES–1.3%
Alcon, Inc.	35,971	5,330,543
Covidien PLC	32,900	1,321,922

		6,652,465

HEALTH CARE PROVIDERS & SERVICES–0.5%
Celesio AG	3,800	82,861
Community Health Systems, Inc.(a)	20,300	686,343
Express Scripts, Inc.–Class A(a)	24,500	1,151,990
Fresenius Medical Care AG & Co. KGaA	7,500	404,659
UnitedHealth Group, Inc.	13,000	369,200

		2,695,053

PHARMACEUTICALS–3.1%
AstraZeneca PLC	19,700	928,773
AstraZeneca PLC (Sponsored ADR)	22,300	1,050,999
Bayer AG	9,200	514,109
Johnson & Johnson	49,200	2,905,752

Company	Shares	U.S. $ Value

Merck & Co., Inc.	30,800	$1,077,076
Mylan, Inc.(a)	23,200	395,328
Novartis AG	25,894	1,254,903
Pfizer, Inc.	185,900	2,650,934
Roche Holding AG	5,838	803,552
Sanofi-Aventis SA	17,792	1,071,563
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	53,073	2,759,265

		15,412,254

		31,321,638

ENERGY–5.9%
ENERGY EQUIPMENT & SERVICES–1.7%
AMEC PLC	49,400	605,217
Cameron International Corp.(a)	29,050	944,706
Cie Generale de Geophysique-Veritas(a)	8,000	142,319
Ensco PLC (Sponsored ADR)	26,600	1,044,848
Petrofac Ltd.	18,100	318,433
Petroleum Geo-Services ASA(a)	14,750	122,947
Rowan Cos., Inc.(a)	19,700	432,218
Saipem SpA	20,300	618,301
Schlumberger Ltd.	68,930	3,814,586
Technip SA	8,900	510,467
Transocean Ltd.(a)	5,200	240,916

		8,794,958

OIL, GAS & CONSUMABLE FUELS–4.2%
Afren PLC(a)	159,400	201,295
Apache Corp.	5,200	437,788
BG Group PLC	37,535	558,252
BP PLC	104,000	497,865
Chevron Corp.	24,000	1,628,640
Cimarex Energy Co.	12,300	880,434
ConocoPhillips	29,800	1,462,882
Devon Energy Corp.	22,900	1,395,068
EnCana Corp.	8,800	266,509
ENI SpA	20,300	372,628
EOG Resources, Inc.	7,900	777,123
Exxon Mobil Corp.	24,900	1,421,043
Forest Oil Corp.(a)	28,300	774,288
Gazprom OAO (Sponsored ADR)	12,200	229,482
JX Holdings, Inc.(a)	35,000	172,991
KazMunaiGas Exploration Production (GDR)(b)	7,350	136,710
LUKOIL OAO (London) (Sponsored ADR)	3,900	200,850
Marathon Oil Corp.	28,800	895,392
Newfield Exploration Co.(a)	13,200	644,952
Nexen, Inc. (New York)	46,200	908,754
Nexen, Inc. (Toronto)	20,293	399,169
Noble Energy, Inc.	24,400	1,472,052
Occidental Petroleum Corp.	10,600	817,790
Penn West Energy Trust	19,094	364,105
Petroleo Brasileiro SA (Sponsored ADR)	12,900	384,420

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	42,600	$1,070,864
Suncor Energy, Inc. (New York)	24,900	733,056
Suncor Energy, Inc. (Toronto)	27,836	819,221
Valero Energy Corp.	52,100	936,758
Yanzhou Coal Mining Co., Ltd.–Class H	80,000	154,028

		21,014,409

		29,809,367

CONSUMER STAPLES–5.0%
BEVERAGES–0.8%
Anheuser-Busch InBev NV	21,274	1,022,880
Asahi Breweries Ltd.	16,500	279,527
Carlsberg A/S	3,600	274,352
Constellation Brands, Inc.–Class A(a)	34,300	535,766
PepsiCo, Inc.	36,750	2,239,913

		4,352,438

FOOD & STAPLES RETAILING–1.1%
Aeon Co., Ltd.	35,600	376,695
Casino Guichard Perrachon SA	3,100	235,243
Costco Wholesale Corp.	38,850	2,130,145
CVS Caremark Corp.	15,400	451,528
Koninklijke Ahold NV	11,700	144,728
Olam International Ltd.	147,000	269,813
Safeway, Inc.	38,600	758,876
SUPERVALU, Inc.	32,500	352,300
Tesco PLC	144,217	813,588

		5,532,916

FOOD PRODUCTS–1.1%
Bunge Ltd.	10,600	521,414
Chaoda Modern Agriculture Holdings Ltd.	200,000	193,524
ConAgra Foods, Inc.	30,200	704,264
Dean Foods Co.(a)	26,200	263,834
Kraft Foods, Inc.–Class A	25,800	722,400
Nestle SA	8,679	418,491
Nutreco Holding NV	1,900	102,025
Sara Lee Corp.	76,900	1,084,290
Smithfield Foods, Inc.(a)	45,000	670,500
Tyson Foods, Inc.–Class A	44,500	729,355
Unilever NV	14,400	393,253

		5,803,350

HOUSEHOLD PRODUCTS–0.9%
Procter & Gamble Co. (The)	59,100	3,544,818
Reckitt Benckiser Group PLC	18,100	841,910

		4,386,728

TOBACCO–1.1%
Altria Group, Inc.	52,600	1,054,104
British American Tobacco PLC	48,252	1,531,316
Imperial Tobacco Group PLC	30,100	841,015

Company	Shares	U.S. $ Value

Japan Tobacco, Inc.	502	$1,561,769
Reynolds American, Inc.	10,000	521,200

		5,509,404

		25,584,836

INDUSTRIALS–5.0%
AEROSPACE & DEFENSE–0.7%
BAE Systems PLC	77,700	361,633
Bombardier, Inc.–Class B	32,400	147,307
Goodrich Corp.	9,800	649,250
Honeywell International, Inc.	18,600	725,958
Northrop Grumman Corp.	13,800	751,272
Raytheon Co.	10,100	488,739
Rolls-Royce Group–C Shares	4,923,000	7,356
Rolls-Royce Group PLC(a)	54,700	456,569

		3,588,084

AIR FREIGHT & LOGISTICS–0.1%
FedEx Corp.	4,600	322,506

AIRLINES–0.2%
Delta Air Lines, Inc.(a)	65,900	774,325
Qantas Airways Ltd.(a)	65,664	120,372

		894,697

COMMERCIAL SERVICES & SUPPLIES–0.4%
Aggreko PLC	15,360	322,449
Capita Group PLC (The)	91,100	1,003,670
G4S PLC	50,800	201,409
Rentokil Initial PLC(a)	97,600	156,412
Serco Group PLC	51,394	448,824

		2,132,764

CONSTRUCTION & ENGINEERING–0.1%
Bouygues SA	10,500	405,315
Vinci SA	1,845	76,608

		481,923

ELECTRICAL EQUIPMENT–0.6%
Cooper Industries PLC	40,200	1,768,800
Furukawa Electric Co., Ltd.	5,000	21,814
SMA Solar Technology AG	2,961	303,277
Vestas Wind Systems A/S(a)	7,095	295,266
Vestas Wind Systems A/S (ADR)(a)	26,500	365,965

		2,755,122

INDUSTRIAL CONGLOMERATES–0.4%
Bidvest Group Ltd.	15,756	249,358
General Electric Co.	110,200	1,589,084
Textron, Inc.	17,300	293,581

		2,132,023

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MACHINERY–1.8%
Danaher Corp.	64,800	$2,405,376
Dover Corp.	33,900	1,416,681
Illinois Tool Works, Inc.	52,900	2,183,712
Ingersoll-Rand PLC	40,600	1,400,294
NGK Insulators Ltd.	12,000	186,900
SPX Corp.	1,900	100,339
Terex Corp.(a)	17,300	324,202
Vallourec SA	5,399	930,854

		8,948,358

PROFESSIONAL SERVICES–0.2%
Bureau Veritas SA	3,800	205,811
Intertek Group PLC	19,640	421,031
Randstad Holding NV(a)	9,800	385,093
SGS SA	164	221,343

		1,233,278

ROAD & RAIL–0.1%
East Japan Railway Co.	3,400	226,391
Firstgroup PLC	29,300	159,045
Hertz Global Holdings, Inc.(a)	32,100	303,666

		689,102

TRADING COMPANIES & DISTRIBUTORS–0.4%
ITOCHU Corp.	37,000	289,246
Mitsubishi Corp.	50,100	1,036,490
Mitsui & Co., Ltd.	69,200	807,272
Travis Perkins PLC(a)	7,300	79,410

		2,212,418

TRANSPORTATION INFRASTRUCTURE–0.0%
China Merchants Holdings International Co., Ltd.	52,000	171,004

		25,561,279

MATERIALS–2.3%
CHEMICALS–0.7%
Air Water, Inc.	14,000	152,856
Dow Chemical Co. (The)	49,000	1,162,280
Huabao International Holdings Ltd.	85,000	108,432
Huntsman Corp.	25,900	224,553
Israel Chemicals Ltd.	36,500	380,245
K+S AG	12,900	592,836
Potash Corp. of Saskatchewan, Inc.	10,440	900,346
Umicore	2,235	64,482

		3,586,030

METALS & MINING–1.5%
Agnico-Eagle Mines Ltd.	3,400	206,652
ArcelorMittal (New York)	10,300	275,628
BHP Billiton Ltd.	6,400	199,101
BHP Billiton PLC	27,356	709,301
Commercial Metals Co.	32,200	425,684

Company	Shares	U.S. $ Value

Eurasian Natural Resources Corp. PLC	10,800	$137,429
Freeport-McMoRan Copper & Gold, Inc.	22,480	1,329,242
Hindalco Industries Ltd.	42,500	130,733
JFE Holdings, Inc.	10,000	309,370
Kazakhmys PLC	10,700	157,065
Lundin Mining Corp.(a)	45,000	127,237
Mitsubishi Materials Corp.(a)	92,000	244,537
Reliance Steel & Aluminum Co.	10,400	375,960
Rio Tinto PLC	15,700	689,456
Steel Dynamics, Inc.	21,500	283,585
Tata Steel Ltd.	29,200	302,796
ThyssenKrupp AG	10,900	268,610
Vale SA (Sponsored ADR) (Local Preference Shares)	19,100	401,482
Vale SA (Sponsored ADR)–Class B	7,900	192,365
Xstrata PLC	72,270	946,351

		7,712,584

PAPER & FOREST PRODUCTS–0.1%
Fibria Celulose SA (Sponsored ADR)(a)	12,200	180,560

		11,479,174

TELECOMMUNICATION SERVICES–1.6%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.9%
AT&T, Inc.	107,000	2,588,330
France Telecom SA	24,400	423,216
Nippon Telegraph & Telephone Corp.	12,400	505,125
Telecom Corp. of New Zealand Ltd.	86,358	110,807
Telecom Italia SpA (ordinary shares)	291,200	321,587
Telecom Italia SpA (savings shares)	148,800	135,923
Telefonica SA	19,660	364,195
Verizon Communications, Inc.	5,200	145,704

		4,594,887

WIRELESS TELECOMMUNICATION SERVICES–0.7%
Crown Castle International Corp.(a)	7,000	260,820
KDDI Corp.	49	233,567
Softbank Corp.	2,800	74,265
Sprint Nextel Corp.(a)	255,200	1,082,048
Vodafone Group PLC	520,553	1,072,595
Vodafone Group PLC (Sponsored ADR)	36,000	744,120

		3,467,415

		8,062,302

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

UTILITIES–0.9%
ELECTRIC UTILITIES–0.6%
American Electric Power Co., Inc.	15,000	$484,500
E.ON AG	22,526	605,684
EDF SA	7,900	300,568
Edison International	17,600	558,272
Pepco Holdings, Inc.	32,400	508,032
Pinnacle West Capital Corp.	5,700	207,252
Tokyo Electric Power Co., Inc. (The)	14,600	397,170

		3,061,478

GAS UTILITIES–0.0%
Tokyo Gas Co., Ltd.	33,000	150,649

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.1%
Constellation Energy Group, Inc.	15,800	509,550

MULTI-UTILITIES–0.2%
Ameren Corp.	4,100	97,457
CMS Energy Corp.	11,900	174,335
NiSource, Inc.	39,400	571,300
RWE AG	2,400	157,046

		1,000,138

		4,721,815

Total Common Stocks (cost $305,730,505)		311,458,189

	Principal Amount (000)
CORPORATES–INVESTMENT GRADES–10.9%
INDUSTRIAL–5.7%
BASIC–0.8%
Alcoa, Inc. 6.75%, 7/15/18	$145	146,335
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20	290	294,426
ArcelorMittal 6.125%, 6/01/18	330	345,141
ArcelorMittal USA, Inc. 6.50%, 4/15/14	105	112,378
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	203	241,711
Dow Chemical Co. (The) 7.375%, 11/01/29	15	16,607
7.60%, 5/15/14	195	225,198
8.55%, 5/15/19	549	672,038
Eastman Chemical Co. 5.50%, 11/15/19	95	102,260
EI du Pont de Nemours & Co. 5.875%, 1/15/14	90	102,525
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15	160	173,600
8.375%, 4/01/17	185	203,500

Company	Principal Amount (000)	U.S. $ Value

International Paper Co. 5.30%, 4/01/15	$219	$234,180
7.50%, 8/15/21	150	175,634
7.95%, 6/15/18	190	226,212
Packaging Corp. of America 5.75%, 8/01/13	30	32,341
PPG Industries, Inc. 5.75%, 3/15/13	250	273,506
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18	345	393,210
Vale Inco Ltd. 7.75%, 5/15/12	80	87,065

		4,057,867

CAPITAL GOODS–0.3%
Boeing Co. (The) 6.00%, 3/15/19	295	347,420
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(b)	40	42,670
Lafarge SA 6.15%, 7/15/11	172	176,271
Owens Corning 6.50%, 12/01/16	178	189,390
Republic Services, Inc. 5.25%, 11/15/21(b)	165	173,605
5.50%, 9/15/19(b)	233	252,134
Tyco International Finance SA 8.50%, 1/15/19	140	180,979
Vulcan Materials Co. 5.60%, 11/30/12	90	96,360

		1,458,829

COMMUNICATIONS– MEDIA–0.7%
BSKYB Finance UK PLC 5.625%, 10/15/15(b)	175	195,124
CBS Corp. 8.875%, 5/15/19	330	415,179
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	180	248,303
Comcast Corp. 5.30%, 1/15/14	230	252,455
5.50%, 3/15/11	275	283,249
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 4.75%, 10/01/14	155	164,156
6.375%, 6/15/15	40	41,400
News America Holdings, Inc. 9.25%, 2/01/13	144	169,560
News America, Inc. 6.55%, 3/15/33	250	268,067
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	140	178,230
RR Donnelley & Sons Co. 4.95%, 4/01/14	25	25,477
5.50%, 5/15/15	120	122,500
11.25%, 2/01/19	190	242,072

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Time Warner Cable, Inc. 7.50%, 4/01/14	$145	$168,475
Time Warner Entertainment Co. LP 8.375%, 3/15/23	311	398,736
WPP Finance UK 5.875%, 6/15/14	150	162,748
8.00%, 9/15/14	350	410,361

		3,746,092

COMMUNICATIONS– TELECOMMUNICATIONS–0.9%
America Movil SAB de CV 5.00%, 3/30/20(b)	475	490,757
AT&T Corp. 8.00%, 11/15/31(c)	15	19,308
BellSouth Corp. 5.20%, 9/15/14	94	104,453
British Telecommunications PLC 5.15%, 1/15/13	720	755,076
9.375%, 12/15/10(c)	240	248,214
Embarq Corp. 7.082%, 6/01/16	658	701,467
Qwest Corp. 7.50%, 10/01/14	295	313,806
7.875%, 9/01/11	265	275,600
Telecom Italia Capital SA 6.00%, 9/30/34	65	55,688
6.175%, 6/18/14	305	318,858
6.375%, 11/15/33	60	53,729
7.175%, 6/18/19	170	183,024
Telus Corp. 8.00%, 6/01/11	46	48,764
United States Cellular Corp. 6.70%, 12/15/33	250	257,059
Verizon Communications, Inc. 4.90%, 9/15/15	168	184,547
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12	154	163,260
Vodafone Group PLC
5.50%, 6/15/11	220	228,468
7.875%, 2/15/30	100	120,599

		4,522,677

CONSUMER CYCLICAL– AUTOMOTIVE–0.3%
Daimler Finance North America LLC
5.75%, 9/08/11	135	140,581
7.30%, 1/15/12	166	178,933
7.75%, 1/18/11	62	64,056
Harley-Davidson Funding Corp. 5.75%, 12/15/14(b)	341	351,815
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(b)	346	357,010
Volvo Treasury AB 5.95%, 4/01/15(b)	305	318,822

		1,411,217

Company	Principal Amount (000)	U.S. $ Value

CONSUMER CYCLICAL– ENTERTAINMENT–0.3%
Time Warner, Inc.
6.875%, 5/01/12	$25	$27,236
7.625%, 4/15/31	345	415,026
Turner Broadcasting System, Inc. 8.375%, 7/01/13	225	262,962
Viacom, Inc. 5.625%, 9/15/19	390	427,224
Walt Disney Co. (The) 5.50%, 3/15/19	240	276,606

		1,409,054

CONSUMER CYCLICAL–OTHER–0.1%
Marriott International, Inc. Series J 5.625%, 2/15/13	216	230,124
MDC Holdings, Inc. 5.50%, 5/15/13	140	145,104
Toll Brothers Finance Corp. 6.875%, 11/15/12	11	11,661

		386,889

CONSUMER CYCLICAL–RETAILERS–0.1%
CVS Caremark Corp.
6.125%, 8/15/16	100	114,389
6.60%, 3/15/19	195	226,918

		341,307

CONSUMER NON-CYCLICAL–1.1%
Ahold Finance USA LLC 6.875%, 5/01/29	420	481,227
Altria Group, Inc. 9.70%, 11/10/18	210	265,940
Avon Products, Inc. 6.50%, 3/01/19	305	362,746
Bunge Ltd. Finance Corp.
5.10%, 7/15/15	69	72,256
5.875%, 5/15/13	180	193,211
8.50%, 6/15/19	153	182,709
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(b)	260	283,002
Campbell Soup Co. 6.75%, 2/15/11	260	269,793
Coca-Cola Co. (The) 5.35%, 11/15/17	280	320,207
ConAgra Foods, Inc. 7.875%, 9/15/10	3	3,038
Delhaize Group SA 5.875%, 2/01/14	105	117,185
Diageo Capital PLC 7.375%, 1/15/14	265	310,953
Fisher Scientific International, Inc. 6.125%, 7/01/15	196	201,880

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Fortune Brands, Inc.
3.00%, 6/01/12	$280	$283,373
4.875%, 12/01/13	201	213,036
Johnson & Johnson 5.55%, 8/15/17	270	315,285
Kraft Foods, Inc.
5.25%, 10/01/13	179	196,000
6.25%, 6/01/12	335	365,144
Kroger Co. (The) 6.80%, 12/15/18	79	93,100
Newell Rubbermaid, Inc. 5.50%, 4/15/13	175	187,524
Procter & Gamble Co. (The) 4.70%, 2/15/19	294	322,162
Reynolds American, Inc.
7.25%, 6/01/13	150	165,017
7.625%, 6/01/16	250	283,532
Safeway, Inc.
4.95%, 8/16/10	90	90,334
6.50%, 3/01/11	15	15,485
Whirlpool Corp. 8.60%, 5/01/14	45	53,055

		5,647,194

ENERGY–0.6%
Anadarko Petroleum Corp.
5.95%, 9/15/16	417	358,911
6.45%, 9/15/36	109	86,707
Apache Corp. 5.25%, 4/15/13	151	164,930
Baker Hughes, Inc. 6.50%, 11/15/13	150	171,358
BP Capital Markets PLC 4.75%, 3/10/19	71	58,978
Canadian Natural Resources Ltd. 5.15%, 2/01/13	100	107,803
ConocoPhillips Holding Co. 6.95%, 4/15/29	66	80,998
Hess Corp.
7.875%, 10/01/29	80	98,441
8.125%, 2/15/19	100	124,656
Marathon Oil Corp. 7.50%, 2/15/19	136	163,079
Nabors Industries, Inc. 9.25%, 1/15/19	315	387,275
Noble Energy, Inc. 8.25%, 3/01/19	303	366,707
Valero Energy Corp.
4.75%, 6/15/13	80	83,673
6.125%, 2/01/20	125	128,449
6.875%, 4/15/12	290	312,221
Weatherford International Ltd.
5.15%, 3/15/13	125	130,951
9.625%, 3/01/19	285	343,194
Williams Cos., Inc. (The) 7.875%, 9/01/21	159	182,229

		3,350,560

Company	Principal Amount (000)	U.S. $ Value

OTHER INDUSTRIAL–0.1%
Noble Group Ltd. 6.75%, 1/29/20(b)	$445	$431,650

SERVICES–0.0%
Western Union Co. (The) 5.93%, 10/01/16	90	100,990

TECHNOLOGY–0.2%
Computer Sciences Corp. 5.50%, 3/15/13	180	193,500
Dell, Inc. 5.625%, 4/15/14	185	207,437
HP Enterprise Services LLC Series B 6.00%, 8/01/13(c)	149	168,005
Motorola, Inc.
6.50%, 9/01/25	175	174,247
7.50%, 5/15/25	35	38,602
7.625%, 11/15/10	49	50,260
Xerox Corp.
7.625%, 6/15/13	55	55,964
8.25%, 5/15/14	280	328,201

		1,216,216

TRANSPORTATION– AIRLINES–0.1%
Southwest Airlines Co.
5.25%, 10/01/14	307	323,143
5.75%, 12/15/16	155	163,829

		486,972

TRANSPORTATION– RAILROADS–0.0%
Canadian Pacific Railway Co. 6.50%, 5/15/18	58	66,002
CSX Corp. 5.50%, 8/01/13	35	38,261

		104,263

TRANSPORTATION– SERVICES–0.1%
Con-way, Inc. 6.70%, 5/01/34	309	308,596
Ryder System, Inc.
5.85%, 11/01/16	127	140,126
7.20%, 9/01/15	127	147,296

		596,018

		29,267,795

FINANCIAL INSTITUTIONS–3.9%
BANKING–2.0%
American Express Co.
7.25%, 5/20/14	310	352,355
8.125%, 5/20/19	325	403,518
Anz National International Ltd. 6.20%, 7/19/13(b)	335	368,902
Bank of America Corp.
4.50%, 8/01/10	260	260,535
4.875%, 1/15/13	285	297,838

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

7.375%, 5/15/14	$340	$381,059
Barclays Bank PLC
5.45%, 9/12/12	620	658,885
8.55%, 6/15/11(b)	50	48,250
Bear Stearns Cos. LLC (The)
5.55%, 1/22/17	290	303,806
5.70%, 11/15/14	190	210,446
Citigroup, Inc.
5.50%, 4/11/13	230	239,086
6.50%, 8/19/13	260	276,946
8.50%, 5/22/19	475	566,259
Compass Bank 5.50%, 4/01/20	215	198,396
Countrywide Financial Corp.
5.80%, 6/07/12	96	100,948
6.25%, 5/15/16	92	95,909
Countrywide Home Loans, Inc. Series L 4.00%, 3/22/11	59	60,076
Credit Suisse USA, Inc. 5.50%, 8/15/13	120	131,525
Goldman Sachs Group, Inc. (The) 7.50%, 2/15/19	335	374,456
JP Morgan Chase Capital XXV Series Y 6.80%, 10/01/37	51	50,407
JPMorgan Chase & Co. 6.75%, 2/01/11	160	165,203
M&I Marshall & Ilsley Bank
4.85%, 6/16/15	250	232,499
5.00%, 1/17/17	205	187,999
Merrill Lynch & Co., Inc. 6.05%, 5/16/16	245	253,169
Morgan Stanley 6.625%, 4/01/18	345	361,606
National Australia Bank Ltd. 3.75%, 3/02/15(b)	355	363,449
National Capital Trust II 5.486%, 3/23/15(b)	91	79,177
National City Bank/Cleveland OH 6.25%, 3/15/11	250	258,075
Nationwide Building Society 6.25%, 2/25/20(b)	465	490,672
North Fork Bancorporation, Inc. 5.875%, 8/15/12	100	103,733
PNC Funding Corp. 5.125%, 2/08/20	355	369,135
Royal Bank of Scotland Group PLC 5.00%, 10/01/14	205	192,345
Santander Holdings USA, Inc. 4.80%, 9/01/10	155	155,906
SouthTrust Corp. 5.80%, 6/15/14	225	241,787
Union Bank NA 5.95%, 5/11/16	250	268,103
Wachovia Corp. 5.50%, 5/01/13	320	347,309

Company	Principal Amount (000)	U.S. $ Value

Wells Fargo & Co. 5.625%, 12/11/17	$565	$617,654

		10,067,423

BROKERAGE–0.0%
Lazard Group LLC 6.85%, 6/15/17	160	162,031

FINANCE–0.3%
General Electric Capital Corp.
4.80%, 5/01/13	315	335,815
5.625%, 5/01/18	480	510,103
Series A 4.375%, 11/21/11	25	26,002
HSBC Finance Corp. 7.00%, 5/15/12	125	134,595
SLM Corp. Series A 5.375%, 1/15/13–5/15/14	650	615,366

		1,621,881

INSURANCE–1.2%
Aetna, Inc. 6.00%, 6/15/16	140	159,637
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	160	176,211
Allstate Corp. (The) 6.125%, 5/15/37	235	207,094
Allstate Life Global Funding Trusts 5.375%, 4/30/13	155	169,953
Assurant, Inc. 5.625%, 2/15/14	135	142,649
CIGNA Corp. 5.125%, 6/15/20	190	197,756
Coventry Health Care, Inc.
5.95%, 3/15/17	90	85,967
6.125%, 1/15/15	40	40,844
6.30%, 8/15/14	275	290,303
Genworth Financial, Inc. 6.515%, 5/22/18	315	303,243
Guardian Life Insurance Co. of America 7.375%, 9/30/39(b)	210	232,324
Hartford Financial Services Group, Inc.
4.00%, 3/30/15	95	93,269
5.50%, 3/30/20	435	422,207
Humana, Inc.
6.30%, 8/01/18	55	58,757
6.45%, 6/01/16	40	43,455
7.20%, 6/15/18	285	318,140
Liberty Mutual Group, Inc. 5.75%, 3/15/14(b)	165	171,565
Lincoln National Corp. 8.75%, 7/01/19	98	120,108
Markel Corp. 7.125%, 9/30/19	230	252,333
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(b)	185	246,159

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

MetLife, Inc.
7.717%, 2/15/19	$112	$133,305
10.75%, 8/01/39	140	166,394
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)	335	392,673
Principal Financial Group, Inc. 7.875%, 5/15/14	260	300,665
Prudential Financial, Inc.
5.15%, 1/15/13	205	216,958
6.20%, 1/15/15	45	49,524
8.875%, 6/15/38	170	179,350
Series D 7.375%, 6/15/19	35	40,528
UnitedHealth Group, Inc.
5.25%, 3/15/11	280	287,303
6.00%, 2/15/18	270	301,055
WellPoint, Inc.
5.25%, 1/15/16	50	54,742
5.875%, 6/15/17	40	44,562
7.00%, 2/15/19	80	94,893
XL Capital Ltd. 5.25%, 9/15/14	135	138,135

		6,132,061

OTHER FINANCE–0.1%
ORIX Corp. 4.71%, 4/27/15	458	455,345

REITS–0.3%
ERP Operating LP 5.25%, 9/15/14	105	112,341
HCP, Inc. 5.95%, 9/15/11	340	352,459
Healthcare Realty Trust, Inc.
5.125%, 4/01/14	131	136,152
8.125%, 5/01/11	225	235,128
Nationwide Health Properties, Inc. 6.50%, 7/15/11	180	187,496
Simon Property Group LP 5.625%, 8/15/14	179	193,859

		1,217,435

		19,656,176

UTILITY–0.9%
ELECTRIC–0.5%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(b)	420	416,894
Ameren Corp. 8.875%, 5/15/14	240	278,217
FirstEnergy Corp.
Series B 6.45%, 11/15/11	13	13,731
Series C 7.375%, 11/15/31	275	289,958
FPL Group Capital, Inc.
6.35%, 10/01/66	55	49,500
6.65%, 6/15/67	170	155,550

Company	Principal Amount (000)	U.S. $ Value

Nisource Finance Corp.
6.80%, 1/15/19	$330	$367,381
7.875%, 11/15/10	40	40,879
Pacific Gas & Electric Co. 6.05%, 3/01/34	38	42,397
Progress Energy, Inc. 7.10%, 3/01/11	19	19,756
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(b)	488	516,891
Teco Finance, Inc.
4.00%, 3/15/16	100	101,548
5.15%, 3/15/20	125	130,289
Union Electric Co. 6.70%, 2/01/19	45	52,310

		2,475,301

NATURAL GAS–0.3%
DCP Midstream LLC
5.35%, 3/15/20(b)	137	140,077
7.875%, 8/16/10	15	15,110
Energy Transfer Partners LP
6.70%, 7/01/18	127	136,572
7.50%, 7/01/38	410	419,221
EQT Corp. 8.125%, 6/01/19	234	275,266
Texas Eastern Transmission LP 7.30%, 12/01/10	160	163,798
TransCanada PipeLines Ltd. 6.35%, 5/15/67	120	106,950
Williams Partners LP 5.25%, 3/15/20(b)	298	304,725

		1,561,719

OTHER UTILITY–0.1%
Veolia Environnement 6.00%, 6/01/18	210	231,585

		4,268,605

NON CORPORATE SECTORS–0.4%
AGENCIES–NOT GOVERNMENT GUARANTEED–0.4%
Gaz Capital SA for Gazprom 6.212%, 11/22/16(b)	920	929,200
Petrobras International Finance Co. 5.75%, 1/20/20	680	684,793
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(b)	470	541,675

		2,155,668

Total Corporates–Investment Grades (cost $51,662,294)		55,348,244

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

GOVERNMENTS– TREASURIES–10.3%
UNITED STATES–10.3%
U.S. Treasury Bonds 4.50%, 2/15/36	$3,945	$4,357,994
U.S. Treasury Notes
0.75%, 5/31/12	2,890	2,898,352
1.75%, 11/15/11–1/31/14	3,985	4,050,127
2.25%, 1/31/15	8,495	8,706,713
2.375%, 8/31/14	7,130	7,371,194
2.50%, 3/31/15	9,260	9,595,675
3.375%, 11/15/19	9,740	10,087,747
3.625%, 2/15/20	3,440	3,634,573
3.75%, 11/15/18	1,526	1,643,834

Total Governments–Treasuries (cost $50,149,535)		52,346,209

MORTGAGE PASS-THRU’S–5.7%
AGENCY FIXED RATE 30-YEAR–5.4%
Federal Home Loan Mortgage Corp. Gold
Series 2005 4.50%, 8/01/35–10/01/35	1,483	1,549,437
5.50%, 1/01/35	1,518	1,637,386
Series 2007 5.50%, 7/01/35	160	173,051
Series 2008 6.50%, 5/01/35	58	64,835
Federal National Mortgage Association
5.50%, 1/01/35–8/01/40	4,866	5,215,963
6.00%, TBA	4,470	4,847,854
6.50%, TBA	850	928,492
Series 2003 5.00%, 11/01/33	487	517,848
Series 2004 5.50%, 2/01/34–11/01/34	654	704,669
6.00%, 9/01/34–11/01/34	550	603,636
Series 2005 4.50%, 8/01/35	539	563,384
Series 2006 5.00%, 2/01/36	1,747	1,854,711
6.00%, 3/01/36	221	241,215
Series 2007 4.50%, 9/01/35–1/01/36	1,597	1,672,267
5.00%, 11/01/35–7/01/36	505	536,687
5.50%, 1/01/37–8/01/37	2,436	2,625,086
Series 2008 5.50%, 8/01/37	1,101	1,184,968
6.00%, 3/01/37	2,061	2,246,754

		27,168,243

AGENCY ARMS–0.3%
Federal Home Loan Mortgage Corp. Series 2008 5.575%, 11/01/37(d)	188	199,164

Company	Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association
4.627%, 8/01/37(e)	$675	$713,127
Series 2006 5.419%, 2/01/36(d)	220	231,345
5.651%, 11/01/36(e)	45	47,802
6.099%, 3/01/36(d)	141	146,597
Series 2007 4.651%, 3/01/34(d)	408	427,229

		1,765,264

Total Mortgage Pass-Thru’s (cost $27,687,482)		28,933,507

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.4%
NON-AGENCY FIXED RATE CMBS–3.4%
Banc of America Commercial Mortgage, Inc.
Series 2005-6, Class A4 5.35%, 9/10/47	315	337,276
Series 2006-5, Class A4 5.414%, 9/10/47	355	371,480
Bear Stearns Commercial Mortgage Securities
Series 2006-PW12, Class A4 5.907%, 9/11/38	250	268,249
Series 2007-PW18, Class A4 5.70%, 6/11/50	280	283,186
Citigroup Commercial Mortgage Trust
Series 2004-C1, Class A4 5.546%, 4/15/40	110	116,957
Series 2008-C7, Class A4 6.297%, 12/10/49	440	451,948
Commercial Mortgage Pass Through Certificates
Series 2006-C8, Class A4 5.306%, 12/10/46	130	126,813
Series 2007-C9, Class A4 6.01%, 12/10/49	650	671,834
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-C1, Class A4 4.75%, 1/15/37	70	72,325
Series 2005-C1, Class A4 5.014%, 2/15/38	260	270,957
Credit Suisse Mortgage Capital Certificates
Series 2006-C3, Class A3 6.019%, 6/15/38	620	655,614
Series 2006-C4, Class A3 5.467%, 9/15/39	235	230,952
Series 2006-C5, Class A3 5.311%, 12/15/39	345	341,382
Greenwich Capital Commercial Funding Corp.
Series 2005-GG3, Class A4 4.799%, 8/10/42	85	88,278

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Series 2005-GG5, Class AJ 5.478%, 4/10/37	$215	$170,577
Series 2007-GG9, Class A2 5.381%, 3/10/39	345	357,629
Series 2007-GG9, Class A4 5.444%, 3/10/39	410	410,749
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38	80	84,386
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2005-CB11, Class A4 5.335%, 8/12/37	170	182,268
Series 2006-CB14, Class A4 5.481%, 12/12/44(d)	315	333,345
Series 2006-CB15, Class A4 5.814%, 6/12/43	595	617,407
Series 2006-CB16, Class A4 5.552%, 5/12/45	335	351,179
Series 2006-CB17, Class A4 5.429%, 12/12/43	350	360,358
Series 2007-CB18, Class A4 5.44%, 6/12/47	445	444,430
Series 2007-LD11, Class A4 5.983%, 6/15/49	770	753,343
Series 2007-LDPX, Class A3 5.42%, 1/15/49	475	464,201
LB-UBS Commercial Mortgage Trust
Series 2004-C4, Class A4 5.437%, 6/15/29	40	42,307
Series 2006-C1, Class A4 5.156%, 2/15/31	1,095	1,139,073
Series 2006-C3, Class A4 5.661%, 3/15/39	285	294,647
Series 2006-C4, Class A4 6.08%, 6/15/38	275	295,317
Series 2006-C6, Class A4 5.372%, 9/15/39	660	682,546
Series 2006-C7, Class A3 5.347%, 11/15/38	195	201,211
Series 2007-C1, Class A4 5.424%, 2/15/40	210	209,070
Series 2008-C1, Class A2 6.324%, 4/15/41	650	689,769
Merrill Lynch Mortgage Trust Series 2005-CKI1, Class A6 5.405%, 11/12/37	40	42,815
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-2, Class A4 6.104%, 6/12/46	110	117,028
Series 2006-3, Class A4 5.414%, 7/12/46	480	493,504
Series 2006-4, Class AM 5.204%, 12/12/49	265	219,779
Series 2007-9, Class A4 5.70%, 9/12/49	440	438,111

Company	Principal Amount (000)	U.S. $ Value

Morgan Stanley Capital I
Series 2004-HQ4, Class A5 4.59%, 4/14/40	$190	$192,114
Series 2005-HQ5, Class A4 5.168%, 1/14/42	495	524,206
Series 2006-IQ12, Class A4 5.332%, 12/15/43	780	798,393
Series 2007-IQ13, Class A4 5.364%, 3/15/44	90	88,593
Series 2007-T27, Class A4 5.802%, 6/11/42	210	219,994
Wachovia Bank Commercial Mortgage Trust
Series 2006-C27, Class A3 5.765%, 7/15/45	630	660,553
Series 2007-C31, Class A4 5.509%, 4/15/47	190	177,991
Series 2007-C32, Class A3 5.929%, 6/15/49	625	600,692

		16,944,836

NON-AGENCY FLOATING RATE CMBS–0.0%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 0.791%, 3/06/20(b)(e)	75	65,867

Total Commercial Mortgage-Backed Securities (cost $16,162,198)		17,010,703

CORPORATES–NON-INVESTMENT GRADES–1.6%
INDUSTRIAL–1.0%
BASIC–0.2%
Ineos Group Holdings PLC 8.50%, 2/15/16(b)	75	58,500
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(b)	100	107,250
Stora Enso Oyj 7.375%, 5/15/11	175	182,438
United States Steel Corp.
5.65%, 6/01/13	426	430,260
6.05%, 6/01/17	10	9,500
Westvaco Corp. 8.20%, 1/15/30	15	15,827
Weyerhaeuser Co. 7.375%, 3/15/32	110	108,670

		912,445

CAPITAL GOODS–0.2%
Case New Holland, Inc.
7.125%, 3/01/14	85	87,975
7.875%, 12/01/17(b)	146	147,095
Hanson Australia Funding Ltd. 5.25%, 3/15/13	120	118,200
Masco Corp. 6.125%, 10/03/16	530	512,803

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Mohawk Industries, Inc. 6.875%, 1/15/16(c)	$245	$249,288
Textron Financial Corp. 5.40%, 4/28/13	53	55,111

		1,170,472

COMMUNICATIONS– MEDIA–0.1%
CCO Holdings LLC / CCO Holdings Capital Corp.
7.875%, 4/30/18(b)	63	63,315
8.125%, 4/30/20(b)	22	22,495
Clear Channel Communications, Inc. 5.50%, 9/15/14	185	101,750
CSC Holdings LLC 8.50%, 4/15/14	110	114,675
Interpublic Group of Cos., Inc. (The) 6.25%, 11/15/14	189	189,945
Univision Communications, Inc. 12.00%, 7/01/14(b)	36	38,610

		530,790

COMMUNICATIONS– TELECOMMUNICATIONS–0.0%
Qwest Communications International, Inc.
7.50%, 2/15/14(c)	25	25,062
Series B 7.50%, 2/15/14	15	15,038
Windstream Corp. 7.875%, 11/01/17	120	117,150

		157,250

CONSUMER CYCLICAL– AUTOMOTIVE–0.0%
Goodyear Tire & Rubber Co. (The) 9.00%, 7/01/15	160	164,400

CONSUMER CYCLICAL–OTHER–0.1%
Starwood Hotels & Resorts Worldwide, Inc.
6.25%, 2/15/13	250	259,375
7.875%, 5/01/12(c)	212	227,900
Wyndham Worldwide Corp. 6.00%, 12/01/16	70	67,912

		555,187

CONSUMER CYCLICAL–RETAILERS–0.1%
JC Penney Co., Inc. 5.65%, 6/01/20	385	376,337
Limited Brands, Inc. 6.90%, 7/15/17	25	25,063

		401,400

Company	Principal Amount (000)		U.S. $ Value

CONSUMER NON-CYCLICAL–0.2%
Bausch & Lomb, Inc. 9.875%, 11/01/15		$130	$133,575
HCA, Inc.
7.875%, 2/15/20		115	118,306
8.50%, 4/15/19		35	37,100
Mylan, Inc.
7.625%, 7/15/17(b)		30	30,600
7.875%, 7/15/20(b)		165	168,300
Universal Health Services, Inc. 7.125%, 6/30/16		320	324,717

			812,598

ENERGY–0.1%
Tesoro Corp. 6.50%, 6/01/17		185	169,275

TRANSPORTATION– AIRLINES–0.0%
UAL 2007-1 Pass Through Trust
Series 071A 6.636%, 7/02/22		76	69,183

			4,943,000

FINANCIAL INSTITUTIONS–0.4%
BANKING–0.3%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	90	69,336
BankAmerica Capital II
Series 2 8.00%, 12/15/26		$94	91,180
Commerzbank Capital Funding Trust I 5.012%, 4/12/16(f)	EUR	200	127,176
LBG Capital No.1 PLC 8.00%, 6/15/20(b)		$615	476,625
RBS Capital Trust III 5.512%, 9/30/14		125	61,875
Regions Financial Corp. 6.375%, 5/15/12		275	271,484
Union Planters Corp. 7.75%, 3/01/11		183	185,536

			1,283,212

BROKERAGE–0.0%
Lehman Brothers Holdings, Inc.
5.00%, 1/14/11(f)		80	15,800
6.20%, 9/26/14(f)		33	6,517
7.875%, 11/01/09–8/15/10(f)		370	73,075
Series G 4.80%, 3/13/14(f)		42	8,295

			103,687

FINANCE–0.0%
American General Finance Corp.
5.85%, 6/01/13		100	88,000

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Series I 4.875%, 7/15/12	$45	$40,725
International Lease Finance Corp. 5.65%, 6/01/14	28	24,850

		153,575

INSURANCE–0.1%
ING Capital Funding TR III 8.439%, 12/31/10	200	174,000
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)	65	53,300
XL Capital Ltd. Series E 6.50%, 4/15/17	245	169,050

		396,350

		1,936,824

UTILITY–0.2%
ELECTRIC–0.2%
AES Corp. (The) 7.75%, 3/01/14–10/15/15	160	162,500
CMS Energy Corp. 8.75%, 6/15/19	165	182,175
Dynegy Holdings, Inc. 8.375%, 5/01/16	115	90,994
Edison Mission Energy 7.00%, 5/15/17	95	60,800
NRG Energy, Inc.
7.25%, 2/01/14	270	273,712
7.375%, 2/01/16	35	34,825
RRI Energy, Inc. 7.625%, 6/15/14	95	93,575

		898,581

Total Corporates–Non-Investment Grades (cost $7,939,021)		7,778,405

AGENCIES–1.2%
AGENCY DEBENTURES–1.2%
Citigroup Funding, Inc.–FDIC Insured 0.267%, 5/05/11(e)	2,175	2,175,790
Federal National Mortgage Association
6.25%, 5/15/29	740	915,603
6.625%, 11/15/30	2,277	2,961,141

Total Agencies (cost $5,835,995)		6,052,534

ASSET-BACKED SECURITIES–0.6%
CREDIT CARDS–FLOATING RATE–0.4%
Chase Issuance Trust Series 2007-A1, Class A1 0.37%, 3/15/13(e)	640	639,548
Discover Card Master Trust
Series 2010-A1, Class A1 1.00%, 9/15/15(e)	184	184,986
Series 2009-A1, Class A1 1.65%, 12/15/14(e)	190	193,178

Company	Principal Amount (000)	U.S. $ Value

Series 2009-A2, Class A 1.65%, 2/17/15(e)	$200	$203,587
MBNA Credit Card Master Note Trust
Series 2005-A9, Class A9 0.39%, 4/15/13(e)	660	659,613
Series 2006-A2, Class A2 0.41%, 6/15/15(e)	170	168,589

		2,049,501

HOME EQUITY LOANS– FLOATING RATE–0.1%
Bear Stearns Asset Backed Securities Trust Series 2007-HE3, Class M1 0.797%, 4/25/37(e)(g)	100	2,174
Home Equity Asset Trust Series 2007-3, Class M1 0.697%, 8/25/37(e)(g)	275	11,274
HSBC Home Equity Loan Trust Series 2007-1, Class M1 0.728%, 3/20/36(e)	365	161,755
Indymac Residential Asset Backed Trust Series 2006-D, Class 2A2 0.457%, 11/25/36(e)	217	153,976
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.477%, 4/25/37(e)	178	125,699
Option One Mortgage Loan Trust Series 2007-2, Class M1 0.707%, 3/25/37(e)(g)	125	1,394
Residential Asset Securities Corp. Series 2003-KS3, Class A2 0.947%, 5/25/33(e)	1	876
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 0.477%, 7/25/37(e)	300	161,038

		618,186

HOME EQUITY LOANS– FIXED RATE–0.1%
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	445	204,832
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33	179	153,724

		358,556

Total Asset-Backed Securities (cost $4,166,267)		3,026,243

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

GOVERNMENTS–SOVEREIGN BONDS–0.5%
BRAZIL–0.1%
Republic of Brazil 8.25%, 1/20/34	$555	$732,600

CROATIA–0.1%
Republic of Croatia 6.75%, 11/05/19(b)	450	471,082

LITHUANIA–0.1%
Republic of Lithuania 6.75%, 1/15/15(b)	435	455,893

PERU–0.1%
Republic of Peru 8.75%, 11/21/33	405	549,787

POLAND–0.0%
Republic of Poland 6.375%, 7/15/19	60	65,100

RUSSIA–0.1%
Russian Federation 7.50%, 3/31/30(b)(c)	285	321,506

Total Governments–Sovereign Bonds (cost $2,445,562)		2,595,968

CMOS–0.5%
AGENCY FLOATING RATE–0.4%
Fannie Mae REMICS
Series 2005-83, Class KT 0.647%, 10/25/35(e)	520	517,043
Series 2005-99, Class AF 0.697%, 12/25/35(e)	511	509,344
Series 2006-46, Class CF 0.767%, 6/25/36(e)	510	509,997
Series 2006-20, Class BF 0.757%, 4/25/36(e)	459	458,625

		1,995,009

NON-AGENCY ARMS–0.0%
Citigroup Mortgage Loan Trust, Inc.
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(e)	101	67,160

NON-AGENCY FLOATING RATE–0.0%
Countrywide Alternative Loan Trust
Series 2005-62, Class 2A1 1.413%, 12/25/35(e)	44	24,263
Series 2006-OA14, Class 3A1 1.271%, 11/25/46(e)	167	71,826
Series 2007-OA3, Class M1 0.657%, 4/25/47(e)(g)	185	753

		96,842
NON-AGENCY FIXED RATE–0.1%
Bear Stearns Alt-A Trust
Series 2006-1, Class 22A1 5.09%, 2/25/36	159	99,536

Company	Principal Amount (000)	U.S. $ Value

Series 2006-3, Class 22A1 5.638%, 5/25/36	$215	$102,599
Series 2007-1, Class 21A1 5.453%, 1/25/47	54	32,459
Citigroup Mortgage Loan Trust, Inc.
Series 2005-2, Class 1A4 5.135%, 5/25/35	81	70,436
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.724%, 5/25/36	67	40,970
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	60	53,761

		399,761

Total CMOs (cost $3,116,413)		2,558,772

GOVERNMENTS–SOVEREIGN AGENCIES–0.4%
UNITED KINGDOM–0.4%
Royal Bank of Scotland PLC (The)
1.45%, 10/20/11(b)	1,338	1,340,533
2.625%, 5/11/12(b)	695	710,837

Total Governments–Sovereign Agencies (cost $2,032,260)		2,051,370

INFLATION-LINKED SECURITIES–0.4%
UNITED STATES–0.4%
U.S. Treasury Inflation Index 3.00%, 7/15/12 (TIPS) (cost $1,799,566)	1,734	1,844,453

QUASI-SOVEREIGNS–0.2%
RUSSIA–0.1%
RSHB Capital SA for OJSC Russian Agricultural Bank 7.75%, 5/29/18(b)	486	518,805

MALAYSIA–0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(b)	460	483,648

KAZAKHSTAN–0.0%
KazMunaiGaz Finance Sub BV 7.00%, 5/05/20(b)	251	251,954

Total Quasi-Sovereigns (cost $1,196,260)		1,254,407

PREFERRED STOCKS–0.2%
UTILITY–0.1%
OTHER UTILITY–0.1%
DTE Energy Trust I 7.80%	20,000	520,400

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

INDUSTRIAL–0.1%
COMMUNICATIONS– TELECOMMUNICATIONS–0.1%
Centaur Funding Corp. 9.08%(b)	$200	$208,000

FINANCIAL INSTITUTIONS–0.0%
FINANCE–0.0%
Citigroup Capital XII 8.50%	7,000	175,000

NON CORPORATE SECTORS–0.0%
AGENCIES–GOVERNMENT SPONSORED–0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%	4,750	1,615
Federal National Mortgage Association 8.25%	5,750	1,955

		3,570

Total Preferred Stocks (cost $1,170,116)		906,970

	Principal Amount (000)
LOCAL GOVERNMENTS– MUNICIPAL BONDS–0.1%
UNITED STATES–0.1%
State of California 7.625%, 3/01/40 (cost $464,647)	$455	491,614

Company	Shares	U.S. $ Value

WARRANTS–0.0%
FINANCIALS–0.0%
Aldar Properties, Merrill Lynch, expiring 10/22/12(a)	319,700	$236,418
Henderson Land Development, expiring 6/01/11(a)	19,400	3,289

Total Warrants (cost $382,980)		239,707

	Principal Amount (000)
EMERGING MARKETS–CORPORATE BONDS–0.0%
INDUSTRIAL–0.0%
ENERGY–0.0%
Ecopetrol SA 7.625%, 7/23/19 (cost $124,582)	$125	141,563

SHORT-TERM INVESTMENTS–4.1%
TIME DEPOSIT–4.1%
State Street Time Deposit 0.01%, 7/01/10 (cost $20,525,000)	20,525	20,525,000

TOTAL INVESTMENTS–101.5% (cost $502,590,683)		514,563,858
Other assets less liabilities–(1.5)%		(7,598,657)

NET ASSETS–100.0%		$506,965,201

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	5	September 2010	$153,476	$157,014	$3,538
TOPIX INDEX	3	September 2010	289,285	284,510	(4,775)

					$(1,237)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 8/16/10	217	$190,131	$181,713	$(8,418)
Australian Dollar settling 8/16/10	328	295,922	274,662	(21,260)
Australian Dollar settling 8/16/10	490	435,012	410,319	(24,693)

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts: (continued)
Australian Dollar settling 8/16/10	309	$283,677	$258,752	$(24,925)
Australian Dollar settling 8/16/10	1,249	1,073,978	1,045,894	(28,084)
Australian Dollar settling 8/16/10	571	525,531	478,147	(47,384)
Australian Dollar settling 8/16/10	1,983	1,764,751	1,660,534	(104,217)
British Pound settling 8/16/10	725	1,073,471	1,083,190	9,719
British Pound settling 8/16/10	266	394,568	397,419	2,851
British Pound settling 8/16/10	378	565,480	564,753	(727)
British Pound settling 8/16/10	819	1,225,208	1,223,632	(1,576)
British Pound settling 8/16/10	1,179	1,780,302	1,761,492	(18,810)
British Pound settling 9/15/10	377	564,829	563,254	(1,575)
British Pound settling 9/15/10	900	1,348,398	1,344,638	(3,760)
Canadian Dollar settling 8/16/10	96	90,799	90,155	(644)
Canadian Dollar settling 8/16/10	168	158,898	157,770	(1,128)
Canadian Dollar settling 8/16/10	224	214,969	210,361	(4,608)
Canadian Dollar settling 9/15/10	635	608,494	596,206	(12,288)
Euro settling 8/16/10	1,123	1,379,347	1,373,569	(5,778)
Euro settling 8/16/10	2,187	2,681,415	2,674,973	(6,442)
Euro settling 8/16/10	489	605,988	598,108	(7,880)
Euro settling 8/16/10	1,008	1,249,154	1,232,910	(16,244)
Japanese Yen settling 8/16/10	285,045	3,076,346	3,226,254	149,908
Japanese Yen settling 8/16/10	242,049	2,612,115	2,739,608	127,493
Japanese Yen settling 8/16/10	113,554	1,255,781	1,285,250	29,469
Japanese Yen settling 8/16/10	74,568	817,775	843,991	26,216
Japanese Yen settling 8/16/10	5,918	65,447	66,982	1,535
Japanese Yen settling 9/15/10	74,431	803,608	842,877	39,269
Japanese Yen settling 9/15/10	53,189	584,501	602,327	17,826
Japanese Yen settling 9/15/10	33,719	373,154	381,843	8,689
New Zealand Dollar settling 8/16/10	959	677,418	655,666	(21,752)
New Zealand Dollar settling 9/15/10	1,935	1,359,880	1,319,955	(39,925)
Norwegian Krone settling 8/16/10	6,919	1,064,820	1,060,766	(4,054)
Norwegian Krone settling 8/16/10	2,819	442,793	432,186	(10,607)
Norwegian Krone settling 8/16/10	5,963	926,047	914,200	(11,847)
Norwegian Krone settling 8/16/10	946	159,814	145,033	(14,781)
Norwegian Krone settling 8/16/10	11,228	1,814,333	1,721,388	(92,945)
Norwegian Krone settling 8/16/10	12,667	2,046,378	1,942,004	(104,374)
Norwegian Krone settling 9/15/10	3,638	538,668	556,926	18,258
Norwegian Krone settling 9/15/10	3,952	605,882	604,995	(887)
Swedish Krona settling 8/16/10	8,745	1,125,342	1,121,517	(3,825)
Swedish Krona settling 8/16/10	6,612	853,179	847,967	(5,212)
Swedish Krona settling 8/16/10	2,065	288,200	264,829	(23,371)
Swedish Krona settling 8/16/10	2,518	352,245	322,925	(29,320)
Swedish Krona settling 8/16/10	12,837	1,691,324	1,646,302	(45,022)
Swedish Krona settling 8/16/10	13,657	1,797,272	1,751,465	(45,807)
Swiss Franc settling 8/16/10	509	457,154	472,593	15,439
Swiss Franc settling 8/16/10	1,145	1,080,128	1,063,102	(17,026)

Sale Contracts:
Australian Dollar settling 8/16/10	733	636,427	613,803	22,624
Australian Dollar settling 8/16/10	689	593,236	576,958	16,278

AllianceBernstein Variable Products Series Fund

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2010	Unrealized Appreciation/ (Depreciation)
Sale Contracts: (continued)
Australian Dollar settling 8/16/10	249	$207,158	$208,509	$(1,351)
Australian Dollar settling 8/16/10	776	646,664	649,811	(3,147)
Australian Dollar settling 8/16/10	636	520,617	532,577	(11,960)
Australian Dollar settling 9/15/10	407	337,989	339,613	(1,624)
British Pound settling 8/16/10	258	388,553	385,466	3,087
British Pound settling 8/16/10	145	213,137	216,638	(3,501)
British Pound settling 8/16/10	481	712,039	718,641	(6,602)
British Pound settling 8/16/10	622	899,636	929,303	(29,667)
British Pound settling 8/16/10	2,775	4,067,651	4,146,005	(78,354)
British Pound settling 9/15/10	177	261,999	264,446	(2,447)
British Pound settling 9/15/10	723	1,045,791	1,080,193	(34,402)
Canadian Dollar settling 8/16/10	1,672	1,640,116	1,570,194	69,922
Canadian Dollar settling 8/16/10	1,395	1,370,267	1,310,060	60,207
Canadian Dollar settling 8/16/10	655	645,085	615,118	29,967
Canadian Dollar settling 8/16/10	260	259,849	244,169	15,680
Canadian Dollar settling 8/16/10	178	177,263	167,162	10,101
Canadian Dollar settling 8/16/10	146	145,388	137,110	8,278
Canadian Dollar settling 8/16/10	314	302,068	294,881	7,187
Canadian Dollar settling 9/15/10	848	828,311	796,193	32,118
Canadian Dollar settling 9/15/10	1,831	1,734,411	1,719,139	15,272
Canadian Dollar settling 9/15/10	519	502,556	487,293	15,263
Canadian Dollar settling 9/15/10	268	253,776	251,627	2,149
Euro settling 8/16/10	3,056	3,840,109	3,737,869	102,240
Euro settling 8/16/10	1,741	2,191,362	2,129,460	61,902
Euro settling 8/16/10	1,548	1,918,746	1,893,397	25,349
Euro settling 8/16/10	390	496,155	477,019	19,136
Euro settling 8/16/10	800	984,248	978,500	5,748
Euro settling 8/16/10	336	414,725	410,970	3,755
Euro settling 8/25/10	164	201,074	200,095	979
Euro settling 9/15/10	514	633,114	628,797	4,317
Euro settling 9/15/10	187	223,486	228,765	(5,279)
Japanese Yen settling 8/16/10	19,440	217,413	220,030	(2,617)
Japanese Yen settling 8/16/10	45,948	515,314	520,058	(4,744)
Japanese Yen settling 8/16/10	21,521	236,877	243,583	(6,706)
Japanese Yen settling 8/16/10	92,033	1,029,279	1,041,666	(12,387)
Japanese Yen settling 8/16/10	96,455	1,058,178	1,091,717	(33,539)
Japanese Yen settling 8/16/10	247,967	2,682,087	2,806,590	(124,503)
Norwegian Krone settling 8/16/10	8,181	1,263,893	1,254,247	9,646
Norwegian Krone settling 8/16/10	5,528	845,641	847,509	(1,868)
Swedish Krona settling 8/16/10	1,419	184,851	181,982	2,869
Swedish Krona settling 8/16/10	10,755	1,379,009	1,379,293	(284)
Swedish Krona settling 8/16/10	7,815	988,890	1,002,248	(13,358)
Swiss Franc settling 8/16/10	491	453,529	455,880	(2,351)
Swiss Franc settling 8/16/10	190	165,570	176,410	(10,840)
Swiss Franc settling 8/16/10	2,189	1,968,171	2,032,427	(64,256)
Swiss Franc settling 8/16/10	1,135	980,494	1,053,817	(73,323)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the aggregate market value of these securities amounted to $14,295,187 or 2.8% of net assets.

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2010.

(d)	Variable rate coupon, rate shown as of June 30, 2010.

(e)	Floating Rate Security. Stated interest rate was in effect at June 30, 2010.

(f)	Security is in default and is non-income producing.

(g)	Illiquid security.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of June 30, 2010, the fund’s total exposure to subprime investments was 0.30% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Currency Abbreviations:

EUR—Euro

HKD—Hong Kong Dollar

JPY—Japanese Yen

Glossary:

ADR—American Depository Receipt

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

CMOs—Collateralized Mortgage Obligations

FDIC—Federal Deposit Insurance Corporation

FDR—Fiduciary Depositary Receipt

GDR—Global Depository Receipt

LP—Limited Partnership

OJSC—Open Joint Stock Company

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $502,590,683)	$514,563,858
Cash	25,681	(a)
Foreign currencies, at value (cost $1,257,038)	1,255,508
Receivable for investment securities sold and foreign currency transactions	8,059,327
Interest and dividends receivable	2,285,904
Unrealized appreciation of forward currency exchange contracts	990,746
Receivable for capital stock sold	162,231

Total assets	527,343,255

LIABILITIES
Payable for investment securities purchased and foreign currency transactions	18,309,468
Unrealized depreciation of forward currency exchange contracts	1,340,306
Advisory fee payable	234,755
Payable for capital stock redeemed	188,193
Distribution fee payable	93,075
Administrative fee payable	19,665
Payable for variation margin on futures contracts	3,684
Transfer Agent fee payable	157
Accrued expenses	188,751

Total liabilities	20,378,054

NET ASSETS	$506,965,201

COMPOSITION OF NET ASSETS
Capital stock, at par	$51,604
Additional paid-in capital	561,512,110
Undistributed net investment income	1,239,611
Accumulated net realized loss on investment and foreign currency transactions	(67,465,712)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	11,627,588

	$506,965,201

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$64,054,418	6,480,134	$9.88
B	$442,910,783	45,124,295	$9.82

(a)	An amount of $24,123 has been segregated to collateralize margin requirements for open futures contracts outstanding at June 30, 2010.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $236,696)	$4,045,234
Interest (net of foreign taxes withheld of $440)	3,753,386

7,798,620

EXPENSES
Advisory fee (see Note B)	1,462,460
Distribution fee—Class B	576,763
Transfer agency—Class A	325
Transfer agency—Class B	2,127
Custodian	137,300
Printing	93,575
Administrative	39,820
Audit	17,740
Legal	16,050
Directors’ fees	1,848
Miscellaneous	18,720

Total expenses	2,366,728

Net investment income	5,431,892

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	13,296,141
Futures contracts	(28,529)
Foreign currency transactions	1,206,654
Net change in unrealized appreciation/depreciation of:
Investments	(45,569,707)
Futures contracts	(11,503)
Foreign currency denominated assets and liabilities	(604,902)

Net loss on investment and foreign currency transactions	(31,711,846)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(26,279,954)

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,431,892	$10,269,511
Net realized gain (loss) on investment and foreign currency transactions	14,474,266	(41,276,067)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(46,186,112)	131,058,481

Net increase (decrease) in net assets from operations	(26,279,954)	100,051,925
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,880,068)	(716,042)
Class B	(11,886,233)	(3,162,663)
Capital Stock Transactions
Net increase	15,222,121	82,128,184

Total increase (decrease)	(24,824,134)	178,301,404
NET ASSETS
Beginning of period	531,789,335	353,487,931

End of period (including undistributed net investment income of $1,239,611 and $9,574,020, respectively)	$506,965,201	$531,789,335

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2010:

Investments in Securities	Level 1		Level 2		Level 3		Total
Assets:
Common Stocks
Financials	$54,264,259		$37,239,441		$–0	–	$91,503,700
Consumer Discretionary	33,830,222		9,420,380		–0	–	43,250,602
Information Technology	34,175,076		5,988,399		–0	–	40,163,475
Health Care	26,261,218		5,060,420		–0	–	31,321,638
Energy	24,206,419		5,602,948		–0	–	29,809,367
Consumer Staples	16,284,707		9,300,129		–0	–	25,584,836
Industrials	16,011,057		9,542,866		7,356		25,561,279
Materials	6,085,574		5,393,600		–0	–	11,479,174
Telecommunication Services	4,821,022		3,241,280		–0	–	8,062,302
Utilities	3,110,698		1,611,117		–0	–	4,721,815
Corporates—Investment Grades	–0	–	55,304,059		368,902		55,672,961
Governments—Treasuries	–0	–	52,346,209		–0	–	52,346,209
Mortgage Pass-Thru’s	–0	–	28,933,507		–0	–	28,933,507
Commercial Mortgage-Backed Securities	–0	–	14,181,485		2,829,218		17,010,703
Corporates—Non-Investment Grades	–0	–	7,384,505		69,183		7,453,688
Agencies	–0	–	6,052,534		–0	–	6,052,534
Asset-Backed Securities	–0	–	2,049,501		976,742		3,026,243
Governments—Sovereign Bonds	–0	–	2,595,968		–0	–	2,595,968
CMOs	–0	–	1,995,009		563,763		2,558,772
Governments—Sovereign Agencies	–0	–	2,051,370		–0	–	2,051,370
Inflation-Linked Securities	–0	–	1,844,454		–0	–	1,844,454
Quasi-Sovereigns	–0	–	1,254,407		–0	–	1,254,407
Preferred Stocks	698,970		208,000		–0	–	906,970
Local Governments—Municipal Bonds	–0	–	491,614		–0	–	491,614
Warrants	3,289		–0	–	236,418		239,707
Emerging Markets—Corporate Bonds	–0	–	141,563		–0	–	141,563
Short-Term Investments	–0	–	20,525,000		–0	–	20,525,000

Total Investments in Securities	219,752,511		289,759,765	+	5,051,582		514,563,858

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Other Financial Instruments*:
Assets
Futures Contracts	$3,538		$–0	–	$–0	–	$3,538
Forward Currency Exchange Contracts	–0	–	990,746		–0	–	990,746
Liabilities
Futures Contracts	(4,775)		–0	–	–0	–	(4,775)
Forward Currency Exchange Contracts	–0	–	(1,340,306)		–0	–	(1,340,306)

Total	$219,751,274		$289,410,205		$5,051,582		$514,213,061

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Industrials		Corporates - Investment Grades		Commercial Mortgage- Backed Securities		Corporates - Non-Investment Grades
Balance as of 12/31/09	$–0	–	$368,661		$871,864		$65,766
Accrued discounts /premiums	–0	–	(74)		8,341		53
Realized gain (loss)	–0	–	–0	–	11		35
Change in unrealized appreciation/depreciation	(227)		315		377,442		5,091
Net purchases (sales)	7,583		–0	–	(1,618)		(1,762)
Transfers into Level 3	–0	–	–0	–	1,573,178		–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–	–0	–

Balance as of 6/30/10	$7,356		$368,902		$2,829,218		$69,183

Net change in unrealized appreciation/depreciation from Investments held as of 06/30/10*	$(227)		$316		$373,134		$5,091

	Asset- Backed Securities		CMOs		Warrants		Total
Balance as of 12/31/09	$982,613		$623,013		$426,096		$3,338,013
Accrued discounts /premiums	782		(10)		–0	–	9,092
Realized gain (loss)	4,163		(6,320)		(141,943)		(144,054)
Change in unrealized appreciation/depreciation	146,835		276,535		(47,735)		758,256
Net purchases (sales)	(157,651)		(329,455)		–0	–	(482,903)
Transfers into Level 3	–0	–	–0	–	–0	–	1,573,178
Transfers out of Level 3	–0	–	–0	–	–0	–	–0	–

Balance as of 6/30/10	$976,742		$563,763		$236,418		$5,051,582

Net change in unrealized appreciation/depreciation from Investments held as of 06/30/10*	$147,400		$5,991		$(121,280)		$410,425

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

AllianceBernstein Variable Products Series Fund

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .75% and 1.00% of the daily average net assets for Class A and Class B shares, respectively. Prior to February 12, 2007, the Portfolio’s total operating expenses on an annual basis were limited to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2010, there were no expenses waived by the Adviser.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2010, such fee amounted to $39,820.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2010 amounted to $241,204, of which $0 and $79, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2010.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2010 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$183,094,249	$175,499,359
U.S. government securities	92,813,969	91,688,679

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$35,496,592
Gross unrealized depreciation	(23,523,417)

Net unrealized appreciation	$11,973,175

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises from

AllianceBernstein Variable Products Series Fund

changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2010, the Portfolio had no transactions in written options.

At June 30, 2010, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$990,746	Unrealized depreciation of forward currency exchange contracts	$1,340,306
Equity contracts			Payable for variation margin on futures contracts	1,237	*

Total		$990,746		$1,341,543

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,266,651	$(609,895)
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(28,529)	(11,503)

Total		$1,238,122	$(621,398)

For the six months ended June 30, 2010, the average monthly principal amount of foreign currency exchange contracts was $74,477,761 and average monthly original value of futures contracts was $472,472.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase

AllianceBernstein Variable Products Series Fund

(often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended June 30, 2010, the Portfolio earned drop income of $100,860 which is included in interest income in the accompanying statement of operations.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009

Class A
Shares sold	102,525	487,229	$1,097,174	$4,520,608
Shares issued in reinvestment of dividends	175,872	79,384	1,880,068	716,042
Shares redeemed	(655,371)	(1,532,263)	(6,982,845)	(13,836,172)

Net decrease	(376,974)	(965,650)	$(4,005,603)	$(8,599,522)

Class B
Shares sold	3,604,114	14,055,879	$38,116,037	$127,281,365
Shares issued in reinvestment of dividends	1,119,231	352,582	11,886,233	3,162,663
Shares redeemed	(2,934,614)	(4,410,508)	(30,774,546)	(39,716,322)

Net increase	1,788,731	9,997,953	$19,227,724	$90,727,706

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2010.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2010 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 were as follows:

	2009		2008
Distributions paid from:
Ordinary income	$3,878,705		$7,609,285
Long-term capital gains	–0	–	5,290,837

Total distributions paid	$3,878,705		$12,900,122

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$13,550,294
Accumulated capital and other losses	(71,259,080	)(a)
Unrealized appreciation/(depreciation)	43,138,847	(b)

Total accumulated earnings/(deficit)	$(14,569,939	)(c)

(a)	On December 31, 2009, the Portfolio had a net capital loss carryforward for federal income tax purposes of $71,142,562 of which $2,981,323 expires in the year 2015, $17,895,700 expires in the year 2016 and $50,265,539 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. As a result of the merger with AllianceBernstein Balanced Shares Portfolio into the Portfolio, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code. For the year ended December 31, 2009, the Portfolio had deferred straddle losses of $116,518.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies, and the tax treatment of partnerships.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to deferred income from an underlying security.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and

AllianceBernstein Variable Products Series Fund

restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2010 (unaudited)		Year Ended December 31,
			2009		2008		2007		2006		2005
Net asset value, beginning of period	$10.66		$8.63		$13.05		$12.87		$11.39		$10.69

Income From Investment Operations
Net investment income (a)	.12		.24		.22	(b)	.31	(b)	.25	(b)	.18	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.61)		1.89		(3.97)		.41		1.32		.60
Contributions from Adviser	–0	–	–0	–	.00	(c)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(.49)		2.13		(3.75)		.72		1.57		.78

Less: Dividends and Distributions
Dividends from net investment income	(.29)		(.10)		(.39)		(.32)		(.09)		(.05)
Distributions from net realized gain on investment and foreign currency transactions	–0	–	–0	–	(.28)		(.22)		–0	–	(.03)

Total dividends and distributions	(.29)		(.10)		(.67)		(.54)		(.09)		(.08)

Net asset value, end of period	$9.88		$10.66		$8.63		$13.05		$12.87		$11.39

Total Return
Total investment return based on net asset value (d)	(4.80	)%*	24.88	%*	(30.01	)%*	5.55%		13.92%		7.30%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$64,054		$73,120		$67,526		$10		$11,111		$9,746
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.67	%(e)(f)	.69%		.75	%(f)	.76%		.99	%(f)	1.20%
Expenses, before waivers/reimbursements	.67	%(e)(f)	.69%		.78	%(f)	.85%		1.07	%(f)	1.54%
Net investment income	2.25	%(e)(f)	2.66%		3.08	%(b)(f)	2.33	%(b)	2.08	%(b)(f)	1.64	%(b)
Portfolio turnover rate	51%		85%		93%		77%		203%		139%

See footnote summary on page 38.

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2010 (unaudited)		Year Ended December 31,
			2009		2008		2007		2006		2005
Net asset value, beginning of period	$10.58		$8.58		$12.97		$12.81		$11.34		$10.67

Income From Investment Operations
Net investment income (a)	.11		.22		.26	(b)	.27	(b)	.22	(b)	.15	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.60)		1.86		(4.02)		.41		1.33		.60
Contributions from Adviser	–0	–	–0	–	.00	(c)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(.49)		2.08		(3.76)		.68		1.55		.75

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.08)		(.35)		(.30)		(.08)		(.05)
Distributions from net realized gain on investment and foreign currency transactions	–0	–	–0	–	(.28)		(.22)		–0	–	(.03)

Total dividends and distributions	(.27)		(.08)		(.63)		(.52)		(.08)		(.08)

Net asset value, end of period	$9.82		$10.58		$8.58		$12.97		$12.81		$11.34

Total Return
Total investment return based on net asset value (d)	(4.82	)%*	24.45	%*	(30.20	)%*	5.26%		13.75%		7.01%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$442,911		$458,669		$285,962		$211,440		$124,992		$64,325
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.92	%(e)(f)	.95%		1.00	%(f)	1.01%		1.23	%(f)	1.45%
Expenses, before waivers/reimbursements	.92	%(e)(f)	.95%		1.02	%(f)	1.07%		1.31	%(f)	1.77%
Net investment income	2.01	%(e)(f)	2.36%		2.48	%(b)(f)	2.11	%(b)	1.84	%(b)(f)	1.31	%(b)
Portfolio turnover rate	51%		85%		93%		77%		203%		139%

See footnote summary on page 38.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived or reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2010 and years ended December 31, 2009 and December 31, 2008 by 0.02%, 0.06% and 0.10%, respectively.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE FINANCIAL STATEMENTS OR SHAREHOLDER REPORT

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Balanced Wealth Strategy Portfolio2 (the “Portfolio”).3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

INVESTMENT ADVISORY FEES, EXPENSE REIMBURSEMENTS & CAPS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories 4 of funds with almost all funds in each category having the same advisory fee schedule.5

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 06/30/09 ($MIL)	Portfolio
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$413.2	Balanced Wealth Strategy Portfolio

1	It should be noted that the information in the fee summary was completed on July 23, 2009 and presented to the Board of Directors on August 4-6, 2009.

2	The Portfolio merged with AllianceBernstein Variable Products Series Fund – Balanced Shares Portfolio (“Balanced Shares Portfolio”) on September 26, 2008. Therefore, the Portfolio’s expenses for the fiscal year ending December 31, 2008 is not inclusive of Balanced Shares Portfolio’s expenses from January 1, 2008 through September 25, 2008.

3	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

4	The seven other categories that do not apply to any of the Portfolios listed and are not shown in the table below are Blend, Growth, Value, International, High Income, Low Risk Income and Specialty.

5	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG. AllianceBernstein Balanced Shares, Inc., which the Adviser also manages, has lower breakpoints in its advisory fee schedule compared to the Balanced category: 60 bp on the first $200 million, 50 bp on the next $200 million, 40 bp on the balance.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $92,750 (0.04% of the Portfolio’s average daily net assets) for such services but waived $22,000 (0.01%) of the expense reimbursement.

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Portfolio’s total operating expense to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days of written notice. Also set forth below are the Portfolio’s gross expense ratios as of December 31, 2008:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio (12/31/08)	Fiscal Year End
Balanced Wealth Strategy Portfolio	Class A 0.75% Class B 1.00%	0.78% 1.02%	December 31

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.6 With respect to the Portfolio, the Adviser represented that there is no category in the Form ADV for institutional products that has a similar investment style as the Portfolio.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Balanced Wealth Strategy, a retail mutual fund, which has a similar investment style as the Portfolio. It should be noted that AllianceBernstein Balanced Shares, Inc., a retail mutual fund that is substantially similar as Balanced Shares Portfolio, which Balanced Wealth Strategy Portfolio acquired in September 2008, has an advisory fee schedule with breakpoints lower than the category fee schedule contemplated by the Adviser’s agreement with the NYAG.7 Set forth below is the fee schedule of AllianceBernstein Balanced Wealth Strategy:8

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule
Balanced Wealth Strategy Portfolio	Balanced Wealth Strategy	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Global Balanced Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee
Balanced Wealth Strategy	Global Balanced Portfolio
	Class A9	1.40%
	Class I (Institutional)	0.70%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee
Balanced Wealth Strategy Portfolio	Alliance Global Balance Neutral[10]	0.70%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Portfolio.12

7	There was no change to the advisory fee schedule of AllianceBernstein Balanced Shares, Inc. since the retail mutual fund had already lower breakpoints than that of the NYAG related category: 60 bp on first $200 million, 50 bp on the next $200 million, 40 bp on the balance.

8	It should be noted that the ABMF was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the ABMF.

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services, unlike Class I shares, whose fee is for only investment advisory services.

10	This ITM fund is privately placed or institutional.

11	Note that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[13]	Lipper Group Median (%)	Rank
Balanced Wealth Strategy Portfolio	0.550	0.650	5/11

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio. Supplemental pro-forma information (shown in bold and italicized) is also provided to illustrate the effect of the Portfolio’s merger with Balanced Shares Portfolio on the Balanced Wealth Strategy’s Portfolio’s total expense ratio.15

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the Portfolio’s total expense ratios caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.16

Portfolio	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Balanced Wealth Strategy Portfolio	0.750	0.720	6/11	0.713	14/25
pro-forma	0.690	0.720	6/11	0.713	12/25

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a pro forma total expense ratio basis. In addition to Lipper’s expense comparisons, the fee evaluation presented the Portfolio’s monthly net assets and unaudited advisory fee and total expense ratio run rates from December 31, 2007 through April 30, 2009. 18

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

At the May 5, 2009 Board meeting, members of the Adviser’s Controller’s Office presented the Adviser’s revenue and expenses associated with providing services to the Portfolios. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2008, relative to 2007.

13	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. As previously noted, the Adviser waived part of such reimbursements during the most recently completed fiscal year. In addition, the contractual management fee does not reflect any advisory fee waivers or expense caps that would effectively reduce the actual management fee.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	The pro-forma expense ratio shows what would have been the total expense ratio of the Portfolio had the Portfolio’s merger been in effect for the full fiscal year (from January 31, 2008 through December 31, 2008).

16	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

17	Most recently completed fiscal year Class A total expense ratio.

18	Unaudited information on the Portfolio’s advisory fee and total expense ratio monthly run rates was provided by the Adviser.

AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2008, ABI received $611,940 in Rule 12b-1 fees from the Portfolio.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2008, the Adviser determined that it made payments in the amount of $240,744 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”)19. For the fiscal year ended December 31, 2008, the Portfolio paid ABIS a fee of approximately $969.20

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expenses and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,21 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

19	It should be noted that the insurance companies, linked to the variable products, provide additional shareholder services for the Portfolios, including record keeping, administration and customer service for contract holders.

20	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2008.

21	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli22 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $447 billion as of June 30, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 and 3 year net performance rankings of the Portfolio24 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)25 for the periods ended April 30, 2009.26

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Balanced Wealth Strategy Portfolio
1 year	–28.55	–21.92	–21.86	9/11	78/84
3 year	–7.48	–4.37	–4.52	9/11	55/58

Set forth below are the 1, 3 year and since inception performance returns of the Portfolio (in bold)27 versus its benchmark.

	Periods Ending April 30, 2009 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	Since Inception (%)[28]
Balanced Wealth Strategy Portfolio	–28.55	–7.48	–0.92
60% S&P 500 Stock Index / 40% Barclays Capital U.S. Aggregate Bond Index	–21.05	–3.99	0.22
S&P 500 Stock Index	–35.31	–10.76	–3.24
Barclays Capital Aggregate Bond Index	3.84	6.01	4.84
Inception Date: July 1, 2004

22	The Deli study, which was based on 1997 SEC reported filings, was published in 2002 by Daniel N. Deli. The results of the study with respect to fund size and family size were consistent with economies of scale being shared with shareholders, suggesting a competitive environment.

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

24	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

25	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

26	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

27	The performance returns shown in the table are for the Class A shares of the Portfolio.

28	The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2009.

AllianceBernstein Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 31, 2009

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth Portfolio

June 30, 2010

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Growth Portfolio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$922.75	$4.86	1.02%
Hypothetical (5% return before expenses)	$1,000	$1,019.74	$5.11	1.02%

Class B
Actual	$1,000	$921.53	$6.05	1.27%
Hypothetical (5% return before expenses)	$1,000	$1,018.50	$6.36	1.27%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Apple, Inc.	$6,590,086	7.7%
Hewlett-Packard Co.	2,342,746	2.7
McDonald’s Corp.	2,115,086	2.5
PepsiCo, Inc.	2,105,823	2.5
Oracle Corp.	2,103,939	2.5
Intel Corp.	2,065,590	2.4
Cisco Systems, Inc.	2,005,697	2.3
Microsoft Corp.	1,921,335	2.2
Procter & Gamble Co. (The)	1,918,760	2.2
Target Corp.	1,828,632	2.1

	$24,997,694	29.1%

SECTOR DIVERSIFICATION

June 30, 2010 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$28,915,998	33.8%
Consumer Discretionary	14,122,583	16.5
Industrials	11,098,696	13.0
Healthcare	10,572,668	12.3
Consumer Staples	8,844,914	10.3
Energy	6,686,422	7.8
Financials	3,268,853	3.8
Materials	1,828,572	2.1
Short-Term Investments	355,000	0.4

Total Investments	$85,693,706	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.5%
INFORMATION TECHNOLOGY–33.7%
COMMUNICATIONS EQUIPMENT–3.6%
Cisco Systems, Inc.(a)	94,120	$2,005,697
Juniper Networks, Inc.(a)	47,700	1,088,514

		3,094,211

COMPUTERS & PERIPHERALS–12.9%
Apple, Inc.(a)	26,200	6,590,086
EMC Corp.(a)	60,100	1,099,830
Hewlett-Packard Co.	54,130	2,342,746
NetApp, Inc.(a)	27,570	1,028,637

		11,061,299

INTERNET SOFTWARE & SERVICES–2.8%
Google, Inc.–Class A(a)	3,960	1,762,002
Yahoo!, Inc.(a)	45,200	625,116

		2,387,118

IT SERVICES–2.7%
Cognizant Technology Solutions Corp.–Class A(a)	24,050	1,203,943
Visa, Inc.–Class A	15,960	1,129,170

		2,333,113

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–5.8%
Broadcom Corp.–Class A	21,400	705,558
Intel Corp.	106,200	2,065,590
KLA-Tencor Corp.	32,800	914,464
Linear Technology Corp.	47,300	1,315,413

		5,001,025

SOFTWARE–5.9%
Microsoft Corp.	83,500	1,921,335
Oracle Corp.	98,040	2,103,939
VMware, Inc.–Class A(a)	16,200	1,013,958

		5,039,232

		28,915,998

CONSUMER DISCRETIONARY–16.5%
AUTO COMPONENTS–0.5%
Johnson Controls, Inc.	16,700	448,729

HOTELS, RESTAURANTS & LEISURE–4.6%
McDonald’s Corp.	32,110	2,115,086
Starbucks Corp.	34,700	843,210
Yum! Brands, Inc.	24,570	959,213

		3,917,509

INTERNET & CATALOG RETAIL–0.9%
Amazon.com, Inc.(a)	6,900	753,894

Company	Shares	U.S. $ Value

MEDIA–3.0%
Comcast Corp.–Class A	68,650	$1,192,450
News Corp.–Class A	62,210	744,032
Walt Disney Co. (The)	19,570	616,455

		2,552,937

MULTILINE RETAIL–4.2%
Dollar General Corp.(a)	19,800	545,490
Kohl’s Corp.(a)	26,370	1,252,575
Target Corp.	37,190	1,828,632

		3,626,697

SPECIALTY RETAIL–2.1%
Bed Bath & Beyond, Inc.(a)	20,600	763,848
Lowe’s Cos., Inc.	9,770	199,503
Urban Outfitters, Inc.(a)	24,960	858,375

		1,821,726

TEXTILES, APPAREL & LUXURY GOODS–1.2%
NIKE, Inc.–Class B	14,820	1,001,091

		14,122,583

INDUSTRIALS–13.0%
AEROSPACE & DEFENSE–3.0%
Boeing Co. (The)	20,360	1,277,590
United Technologies Corp.	19,260	1,250,167

		2,527,757

AIR FREIGHT & LOGISTICS–1.7%
FedEx Corp.	21,100	1,479,321

AIRLINES–1.3%
Continental Airlines, Inc.–Class B(a)	50,600	1,113,200

CONSTRUCTION & ENGINEERING–0.7%
Fluor Corp.	14,510	616,675

ELECTRICAL EQUIPMENT–1.9%
Cooper Industries PLC	12,600	554,400
Emerson Electric Co.	23,380	1,021,472

		1,575,872

MACHINERY–2.3%
Danaher Corp.	20,020	743,142
Dover Corp.	18,410	769,354
Illinois Tool Works, Inc.	11,140	459,859

		1,972,355

ROAD & RAIL–2.1%
Union Pacific Corp.	26,090	1,813,516

		11,098,696

HEALTH CARE–12.3%
BIOTECHNOLOGY–4.9%
Amgen, Inc.(a)	27,440	1,443,344
Celgene Corp.(a)	13,870	704,873
Gilead Sciences, Inc.(a)	44,180	1,514,491
Human Genome Sciences, Inc.(a)	12,300	278,718
Vertex Pharmaceuticals, Inc.(a)	8,500	279,650

		4,221,076

3

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE EQUIPMENT & SUPPLIES–1.4%
Alcon, Inc.	2,885	$427,528
Covidien PLC	18,640	748,955

		1,176,483

HEALTH CARE PROVIDERS & SERVICES–2.0%
Express Scripts, Inc.–Class A(a)	21,600	1,015,632
McKesson Corp.	10,800	725,328

		1,740,960

LIFE SCIENCES TOOLS & SERVICES–0.3%
QIAGEN NV(a)	13,500	259,470

PHARMACEUTICALS–3.7%
Abbott Laboratories	15,300	715,734
Merck & Co., Inc.	29,610	1,035,462
Pfizer, Inc.	23,340	332,828
Shire PLC (ADR)	6,800	417,384
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	12,950	673,271

		3,174,679

		10,572,668

CONSUMER STAPLES–10.3%
BEVERAGES–3.0%
Coca-Cola Enterprises, Inc.	18,000	465,480
PepsiCo, Inc.	34,550	2,105,823

		2,571,303

FOOD & STAPLES RETAILING–2.4%
Costco Wholesale Corp.	14,400	789,552
Kroger Co. (The)	27,500	541,475
Wal-Mart Stores, Inc.	14,700	706,629

		2,037,656

FOOD PRODUCTS–1.7%
Archer-Daniels-Midland Co.	16,300	420,866
Bunge Ltd.	8,800	432,872
Kellogg Co.	11,670	587,001

		1,440,739

HOUSEHOLD PRODUCTS–3.2%
Clorox Co.	14,100	876,456
Procter & Gamble Co. (The)	31,990	1,918,760

		2,795,216

		8,844,914

ENERGY–7.8%
ENERGY EQUIPMENT & SERVICES–1.9%
Cameron International Corp.(a)	19,740	641,944
Schlumberger Ltd.	17,185	951,018

		1,592,962

OIL, GAS & CONSUMABLE FUELS–5.9%
Chevron Corp.	5,100	346,086
Devon Energy Corp.	6,500	395,980

Company	Shares	U.S. $ Value

Noble Energy, Inc.	22,210	$1,339,929
Occidental Petroleum Corp.	13,300	1,026,095
Petroleo Brasileiro SA (ADR)	24,480	840,154
Suncor Energy, Inc. (New York)	38,900	1,145,216

		5,093,460

		6,686,422

FINANCIALS–3.8%
CAPITAL MARKETS–0.4%
Franklin Resources, Inc.	4,290	369,755

COMMERCIAL BANKS–1.0%
Wells Fargo & Co.	34,610	886,016

DIVERSIFIED FINANCIAL SERVICES–1.2%
Bank of America Corp.	11,800	169,566
CME Group, Inc.–Class A	1,740	489,897
JPMorgan Chase & Co.	9,360	342,670

		1,002,133

INSURANCE–1.2%
Aflac, Inc.	10,600	452,302
Axis Capital Holdings Ltd.	6,730	200,015
Principal Financial Group, Inc.	15,300	358,632

		1,010,949

		3,268,853

MATERIALS–2.1%
CHEMICALS–1.4%
Dow Chemical Co. (The)	28,800	683,136
Praxair, Inc.	7,300	554,727

		1,237,863

METALS & MINING–0.7%
Freeport-McMoRan Copper & Gold, Inc.	9,990	590,709

		1,828,572

Total Common Stocks (cost $81,361,967)		85,338,706

	Principal Amount (000)
SHORT-TERM INVESTMENTS –0.4%
TIME DEPOSIT–0.4%
State Street Time Deposit 0.01%, 7/01/10 (cost $355,000)	$355	355,000

TOTAL INVESTMENTS–99.9% (cost $81,716,967)		85,693,706
Other assets less liabilities–0.1%		101,540

NET ASSETS–100.0%		$85,795,246

(a)	Non-income producing security.

Glossary:

ADR—American Depository Receipt

See notes to financial statements.

4

GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $81,716,967)	$85,693,706
Cash	28
Receivable for investment securities sold	1,692,712
Dividends and interest receivable	63,657
Receivable for capital stock sold	59,124

Total assets	87,509,227

LIABILITIES
Payable for investment securities purchased	1,480,443
Advisory fee payable	56,520
Payable for capital stock redeemed	43,622
Administrative fee payable	23,269
Distribution fee payable	11,736
Transfer Agent fee payable	157
Accrued expenses	98,234

Total liabilities	1,713,981

NET ASSETS	$85,795,246

COMPOSITION OF NET ASSETS
Capital stock, at par	$5,395
Additional paid-in capital	141,397,439
Distributions in excess of net investment income	(32,964)
Accumulated net realized loss on investment and foreign currency transactions	(59,551,363)
Net unrealized appreciation on investments	3,976,739

$85,795,246

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$32,317,989	2,000,082	$16.16
B	$53,477,257	3,394,937	$15.75

See notes to financial statements.

5

GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $4,370)	$550,889
Interest	18

550,907

EXPENSES
Advisory fee (see Note B)	365,025
Distribution fee—Class B	75,985
Transfer agency—Class A	929
Transfer agency—Class B	1,545
Administrative	39,820
Custodian	38,207
Audit	18,100
Legal	15,110
Printing	14,016
Directors’ fees	1,848
Miscellaneous	2,254

Total expenses	572,839

Net investment loss	(21,932)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	7,108,924
Foreign currency transactions	(469)
Net change in unrealized appreciation/depreciation of investments	(14,267,670)

Net loss on investment and foreign currency transactions	(7,159,215)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(7,181,147)

See notes to financial statements.

6

GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(21,932)	$120,859
Net realized gain (loss) on investment and foreign currency transactions	7,108,455	(201,790)
Net change in unrealized appreciation/depreciation of investments	(14,267,670)	26,308,819

Net increase (decrease) in net assets from operations	(7,181,147)	26,227,888
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(100,364)	–0	–
Class B	(31,535)	–0	–
CAPITAL STOCK TRANSACTIONS
Net decrease	(8,207,452)	(12,151,870)

Total increase (decrease)	(15,520,498)	14,076,018
NET ASSETS
Beginning of period	101,315,744	87,239,726

End of period (including undistributed/(distributions in excess of) net investment income of ($32,964) and $120,867, respectively)	$85,795,246	$101,315,744

See notes to financial statements.

7

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

8

AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2010:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Common Stocks	$85,338,706		$–0	–	$–0	–	$85,338,706
Short-Term Investments	–0	–	355,000		–0	–	355,000

Total Investments in Securities	85,338,706		355,000		–0	–	85,693,706
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$85,338,706		$355,000		$–0	–	$85,693,706

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

9

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2010, such fee amounted to $39,820.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2010 amounted to $79,661, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2010.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

10

AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$70,251,758		$78,502,777
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$8,225,028
Gross unrealized depreciation	(4,248,289)

Net unrealized appreciation	$3,976,739

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the

11

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2010, the Portfolio had no transactions in written options.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2010.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009		Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
Class A
Shares sold	11,350	68,790		$202,137	$967,991
Shares issued in reinvestment of dividends	5,493	–0	–	100,364	–0	–
Shares redeemed	(178,182)	(484,909)		(3,161,592)	(6,961,806)

Net decrease	(161,339)	(416,119)		$(2,859,091)	$(5,993,815)

Class B
Shares sold	35,056	327,465		$598,608	$4,584,978
Shares issued in reinvestment of dividends	1,770	–0	–	31,535	–0	–
Shares redeemed	(347,777)	(756,810)		(5,978,504)	(10,743,033)

Net decrease	(310,951)	(429,345)		$(5,348,361)	$(6,158,055)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

12

AllianceBernstein Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2010.

NOTE H: Components of Accumulated Earnings (Deficit)

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$101,097
Accumulated capital and other losses	(65,046,233	)(a)
Unrealized appreciation/(depreciation)	16,650,595	(b)

Total accumulated earnings/(deficit)	$(48,294,541)

(a)	On December 31, 2009, the Portfolio had a net capital loss carryforward of $65,046,233 of which $33,056,736 expires in the year 2010, $14,915,472 expires in the year 2011, $4,526,627 expires in the year 2016 and $12,547,398 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the tax treatment of partnerships.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

13

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

14

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31,
2009	2008	2007	2006	2005
Net asset value, beginning of period	$17.56	$13.19	$22.91	$20.27	$20.49	$18.30

Income From Investment Operations
Net investment income (loss) (a)	.01	.04	(.04)	(.05)	(.04)	(.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.36)	4.33	(9.68)	2.69	(.18)	2.27

Net increase (decrease) in net asset value from operations	(1.35)	4.37	(9.72)	2.64	(.22)	2.19

Less: Dividends
Dividends from net investment income	(.05)	–0	–	–0	–	–0	–	–0	–	–0	–

Net asset value, end of period	$16.16	$17.56	$13.19	$22.91	$20.27	$20.49

Total Return
Total investment return based on net asset value (b)	(7.72	)%*	33.13	%*	(42.43	)%*	13.02%	(1.07)%	11.97%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,318	$37,948	$33,992	$75,834	$93,459	$123,535
Ratio to average net assets of:
Expenses	1.02	%(c)(d)	1.06%	.94%	.90%	.90	%(d)	.88%
Net investment income (loss)	.11	%(c)(d)	.28%	(.22)%	(.23)%	(.22	)%(d)	(.43)%
Portfolio turnover rate	73%	197%	103%	60%	55%	49%

See footnote summary on page 16.

15

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31,
2009	2008	2007	2006	2005
Net asset value, beginning of period	$17.10	$12.88	$22.42	$19.90	$20.15	$18.05

Income From Investment Operations
Net investment income (loss) (a)	(.01)	.01	(.08)	(.10)	(.09)	(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.33)	4.21	(9.46)	2.62	(.16)	2.22

Net increase (decrease) in net asset value from operations	(1.34)	4.22	(9.54)	2.52	(.25)	2.10

Less: Dividends
Dividends from net investment income	(.01)	–0	–	–0	–	–0	–	–0	–	–0	–

Net asset value, end of period	$15.75	$17.10	$12.88	$22.42	$19.90	$20.15

Total Return
Total investment return based on net asset value (b)	(7.85	)%*	32.76	%*	(42.55	)%*	12.66%	(1.24)%	11.64%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$53,477	$63,368	$53,248	$121,521	$131,337	$167,595
Ratio to average net assets of:
Expenses	1.27	%(c)(d)	1.31%	1.19%	1.15%	1.15	%(d)	1.13%
Net investment income (loss)	(.14	)%(c)(d)	.04%	(.47)%	(.49)%	(.47	)%(d)	(.68)%
Portfolio turnover rate	73%	197%	103%	60%	55%	49%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2010 and years ended December 31, 2009 and December 31, 2008 by 0.17%, 0.41% and 0.03%, respectively.

See notes to financial statements.

16

GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Growth Portfolio (the “Portfolio”) at a meeting held on May 4-6, 2010.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s

17

GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2010 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 3000 Growth Index and the Russell 1000 Growth Index (the Portfolio’s benchmark since May 1, 2009), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2010 and (in the case of comparisons with the indices) the since inception period (September 1994 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 5-year periods, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period and in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 10-year period, and that the Portfolio underperformed the Russell 1000 Growth Index in the 1-, 3- and 5-year periods but outperformed that index in the 10-year and since inception periods, and underperformed the Russell 3000 Growth Index in the 1-, 3-, 5- and 10-year periods but outperformed that index in the since inception period. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors retained confidence in the Adviser’s ability to advise the Portfolio. The directors also noted that at their February 2009 meetings they had approved a broadening of the number of stocks in the Portfolio’s portfolio, a new benchmark, the Russell 1000 Growth Index, and that the Adviser expected that the Portfolio’s more diversified investment approach would result in improved risk adjusted performance. The directors determined to continue to closely monitor the Portfolio’s performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

18

AllianceBernstein Variable Products Series Fund

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points was the same as the Expense Group median. The directors noted that the administrative expense reimbursement was 9 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors noted that the Portfolio’s small asset base impacted the expense ratio (the Expense Group median was approximately 25% larger than the Portfolio’s asset base), contributing to the Portfolio’s relatively high expense ratio as compared to such median. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

19

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$101.7	Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $80,399 (0.09% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth Portfolio	Class A 1.06%	December 31
Class B 1.31%

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

20

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2010 net assets:5

Portfolio	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Effective Adv. Fee (%)
Growth Portfolio	$101.7	U.S. Growth Schedule 80 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $25m	0.521	0.750

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

21

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages The AllianceBernstein Portfolios—Growth Fund (“Growth Fund”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Growth Fund and what would have been the effective advisory fee of the Portfolio had the fee schedule of Growth Fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Portfolio Effective Adv. Fee (%)
Growth Portfolio	Growth Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.550	0.550

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee (%)
Growth Portfolio	AllianceBernstein U.S. Growth Stock Fund A, B-Hedged/Unhedged	0.750
The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Exp. Group Median	Rank
Growth Portfolio	0.750	0.751	4/11

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

7	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 14.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

22

AllianceBernstein Variable Products Series Fund

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio. It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.12

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Growth Portfolio	1.059	0.930	8/11	0.851	27/32

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2009, ABI received $140,376 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2009, the Adviser determined that it made payments in the amount of $241,444 on behalf of the Portfolio to ABI.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

13	Most recently completed fiscal year end Class A total expense ratio.

23

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,250 from the Portfolio.14

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

14	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2009.

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

16	The Deli study was originally published in 2002 based on 1997 data.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones v. Harris at 14.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

24

AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended January 31, 2010.21

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	30.93	41.41	42.55	9/11	39/46
3 year	–7.08	–2.71	–2.99	7/10	28/39
5 year	–1.03	4.01	2.83	9/9	30/36
10 year	–3.88	–1.64	–1.64	7/8	22/30

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)22 versus its benchmark.23 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)		5 Year (%)		10 Year (%)		Since Inception (%)	Annualized			Risk Period (Year)
									Volatility (%)	Sharpe (%)
Growth Portfolio[25]	30.93	–	7.08	–	1.03	–	3.88	6.53	19.41	–	0.25	10
Russell 1000 Growth Index	37.85	–	4.15		1.42	–	3.95	6.27	18.97	–	0.27	10
Russell 3000 Growth Index[26]	37.94	–	4.30		1.38	–	3.78	6.14	N/A		N/A	N/A
Inception Date: September 15, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

19	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

20	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2010.

24	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

25	On May 1, 2009, the Portfolio’s benchmark changed from Russell 3000 Index to Russell 1000 Index.

26	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

25

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth & Income Portfolio

June 30, 2010

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH & INCOME PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Growth & Income Portfolio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$921.70	$3.00	0.63%
Hypothetical (5% return before expenses)	$1,000	$1,021.67	$3.16	0.63%

Class B
Actual	$1,000	$921.09	$4.19	0.88%
Hypothetical (5% return before expenses)	$1,000	$1,020.43	$4.41	0.88%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Chevron Corp.	$35,999,730	4.0%
Amgen, Inc.	35,462,920	4.0
Exxon Mobil Corp.	35,337,744	4.0
Comcast Corp.—Class A	25,889,290	2.9
JPMorgan Chase & Co.	24,726,394	2.8
Axis Capital Holdings Ltd.	24,437,567	2.7
AT&T, Inc.	22,523,309	2.5
Qwest Communications International, Inc.	22,517,775	2.5
Dover Corp.	21,446,628	2.4
UnitedHealth Group, Inc.	20,891,040	2.4

	$269,232,397	30.2%

SECTOR DIVERSIFICATION

June 30, 2010 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$167,437,103	18.8%
Health Care	152,450,308	17.1
Information Technology	122,890,996	13.8
Energy	122,134,855	13.7
Industrials	118,082,049	13.2
Consumer Discretionary	93,180,105	10.4
Telecommunication Services	45,041,084	5.0
Consumer Staples	42,148,756	4.7
Utilities	16,894,397	1.9
Materials	8,917,834	1.0
Short-Term Investments	3,696,000	0.4

Total Investments	$892,873,487	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.8%

FINANCIALS–18.8%
CAPITAL MARKETS–4.3%
BlackRock, Inc.–Class A	99,250	$14,232,450
Franklin Resources, Inc.	76,100	6,559,059
Goldman Sachs Group, Inc. (The)	66,400	8,716,328
SEI Investments Co.	170,700	3,475,452
State Street Corp.	165,600	5,600,592

		38,583,881

COMMERCIAL BANKS–0.4%
Wells Fargo & Co.	129,500	3,315,200

DIVERSIFIED FINANCIAL SERVICES–4.7%
Bank of America Corp.	623,600	8,961,132
IntercontinentalExchange, Inc.(a)	71,700	8,104,251
JPMorgan Chase & Co.	675,400	24,726,394

		41,791,777

INSURANCE–9.4%
ACE Ltd.	321,790	16,565,749
Arch Capital Group Ltd.(a)	115,394	8,596,853
Axis Capital Holdings Ltd.	822,260	24,437,567
Loews Corp.	244,470	8,143,296
RenaissanceRe Holdings Ltd.	111,080	6,250,472
Transatlantic Holdings, Inc.	119,800	5,745,608
Travelers Cos., Inc. (The)	284,400	14,006,700

		83,746,245

		167,437,103

HEALTH CARE–17.1%
BIOTECHNOLOGY–4.0%
Amgen, Inc.(a)	674,200	35,462,920

HEALTH CARE PROVIDERS & SERVICES–5.1%
AmerisourceBergen Corp.–Class A	168,800	5,359,400
Cardinal Health, Inc.	194,100	6,523,701
Medco Health Solutions, Inc.(a)	153,594	8,459,957
Quest Diagnostics, Inc.	88,000	4,379,760
UnitedHealth Group, Inc.	735,600	20,891,040

		45,613,858

LIFE SCIENCES TOOLS & SERVICES–0.8%
Thermo Fisher Scientific, Inc.(a)	149,000	7,308,450

PHARMACEUTICALS–7.2%
Abbott Laboratories	190,800	8,925,624
Eli Lilly & Co.	249,400	8,354,900
Endo Pharmaceuticals Holdings, Inc.(a)	181,675	3,964,148
Forest Laboratories, Inc.(a)	515,920	14,151,686
Merck & Co., Inc.	358,979	12,553,496
Pfizer, Inc.	1,130,100	16,115,226

		64,065,080

		152,450,308

Company	Shares	U.S. $ Value

INFORMATION TECHNOLOGY–13.8%
COMMUNICATIONS EQUIPMENT–0.5%
Cisco Systems, Inc.(a)	230,500	$4,911,955

COMPUTERS & PERIPHERALS–4.3%
EMC Corp.(a)	739,900	13,540,170
Hewlett-Packard Co.	391,700	16,952,776
Teradata Corp.(a)	257,200	7,839,456

		38,332,402

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.1%
Arrow Electronics, Inc.(a)	292,593	6,539,453
Avnet, Inc.(a)	123,600	2,979,996

		9,519,449

IT SERVICES–2.3%
Accenture PLC	86,518	3,343,921
Amdocs Ltd.(a)	232,000	6,229,200
Computer Sciences Corp.	75,500	3,416,375
Hewitt Associates, Inc.–Class A(a)	123,800	4,266,148
SAIC, Inc.(a)	198,800	3,327,912

		20,583,556

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.0%
KLA-Tencor Corp.	115,300	3,214,564
Texas Instruments, Inc.	609,300	14,184,504

		17,399,068

SOFTWARE–3.6%
Intuit, Inc.(a)	97,900	3,403,983
MICROS Systems, Inc.(a)	81,100	2,584,657
Microsoft Corp.	717,000	16,498,170
Oracle Corp.	297,200	6,377,912
Symantec Corp.(a)	236,300	3,279,844

		32,144,566

		122,890,996

ENERGY–13.7%
ENERGY EQUIPMENT & SERVICES–2.3%
Cameron International Corp.(a)	88,355	2,873,305
Helmerich & Payne, Inc.	193,100	7,052,012
Noble Corp.(a)	228,140	7,051,807
Patterson-UTI Energy, Inc.	246,200	3,168,594

		20,145,718

OIL, GAS & CONSUMABLE FUELS–11.4%
BP PLC (Sponsored ADR)	615,800	17,784,304
Chevron Corp.	530,500	35,999,730
Exxon Mobil Corp.	619,200	35,337,744

3

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Occidental Petroleum Corp.	101,140	$7,802,951
Total SA (Sponsored ADR)	113,450	5,064,408

		101,989,137

		122,134,855

INDUSTRIALS–13.2%
AEROSPACE & DEFENSE–5.4%
Goodrich Corp.	67,000	4,438,750
Honeywell International, Inc.	425,500	16,607,265
ITT Corp.	109,200	4,905,264
L-3 Communications Holdings, Inc.	45,660	3,234,554
Raytheon Co.	267,510	12,944,809
United Technologies Corp.	93,500	6,069,085

		48,199,727

COMMERCIAL SERVICES & SUPPLIES–0.3%
Cintas Corp.	95,700	2,293,929

CONSTRUCTION & ENGINEERING–1.5%
Foster Wheeler AG(a)	125,000	2,632,500
URS Corp.(a)	281,200	11,065,220

		13,697,720

ELECTRICAL EQUIPMENT–3.2%
AMETEK, Inc.	133,100	5,343,965
Emerson Electric Co.	386,200	16,873,078
Hubbell, Inc.–Class B	170,920	6,783,815

		29,000,858

MACHINERY–2.8%
Dover Corp.	513,200	21,446,628
Joy Global, Inc.	68,740	3,443,187

		24,889,815

		118,082,049

CONSUMER DISCRETIONARY–10.5%
MEDIA–6.2%
Comcast Corp.–Class A	1,490,460	25,889,290
News Corp.–Class A	577,300	6,904,508
Time Warner, Inc.	551,406	15,941,148
Viacom, Inc.–Class B	202,300	6,346,151

		55,081,097

MULTILINE RETAIL–3.6%
Dollar Tree, Inc.(a)	82,250	3,424,067
Kohl’s Corp.(a)	265,710	12,621,225
Target Corp.	322,800	15,872,076

		31,917,368

SPECIALTY RETAIL–0.7%
Ross Stores, Inc.	116,000	6,181,640

		93,180,105

Company	Shares	U.S. $ Value

TELECOMMUNICATION SERVICES–5.1%
DIVERSIFIED TELECOMMUNICATION SERVICES–5.1%
AT&T, Inc.	931,100	$22,523,309
Qwest Communications International, Inc.	4,289,100	22,517,775

		45,041,084

CONSUMER STAPLES–4.7%
FOOD PRODUCTS–1.6%
Archer-Daniels-Midland Co.	168,300	4,345,506
ConAgra Foods, Inc.	277,055	6,460,923
General Mills, Inc.	92,100	3,271,392

		14,077,821

HOUSEHOLD PRODUCTS–0.4%
Kimberly-Clark Corp.	56,200	3,407,406

TOBACCO–2.7%
Lorillard, Inc.	122,360	8,807,473
Philip Morris International, Inc.	345,900	15,856,056

		24,663,529

		42,148,756

UTILITIES–1.9%
GAS UTILITIES–0.9%
Energen Corp.	188,500	8,356,205

MULTI-UTILITIES–1.0%
DTE Energy Co.	187,200	8,538,192

		16,894,397

MATERIALS–1.0%
CHEMICALS–1.0%
CF Industries Holdings, Inc.	140,549	8,917,834

Total Common Stocks (cost $899,217,365)		889,177,487

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.4%
TIME DEPOSIT–0.4%
State Street Time Deposit 0.01%, 7/01/10 (cost $3,696,000)	$3,696	3,696,000

Total Investments–100.2% (cost $902,913,365)		892,873,487
Other assets less liabilities–(0.2)%		(1,358,134)

Net Assets–100.0%		$891,515,353

(a)	Non-income producing security.

Glossary:

ADR—American Depository Receipt

See notes to financial statements.

4

GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $902,913,365)	$892,873,487
Cash	595
Receivable for investment securities sold	16,956,585
Dividends and interest receivable	941,821
Receivable for capital stock sold	623,394

Total assets	911,395,882

LIABILITIES
Payable for investment securities purchased	13,573,430
Payable for capital stock redeemed	5,254,608
Advisory fee payable	428,032
Distribution fee payable	154,485
Administrative fee payable	20,850
Transfer Agent fee payable	164
Accrued expenses	448,960

Total liabilities	19,880,529

NET ASSETS	$891,515,353

COMPOSITION OF NET ASSETS
Capital stock, at par	$64,081
Additional paid-in capital	1,343,759,602
Undistributed net investment income	5,084,369
Accumulated net realized loss on investment transactions	(447,352,821)
Net unrealized depreciation on investments	(10,039,878)

$891,515,353

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$179,604,474	12,816,666	$14.01
B	$711,910,879	51,264,413	$13.89

See notes to financial statements.

5

GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $27,386)	$9,302,347
Interest	943

9,303,290

EXPENSES
Advisory fee (see Note B)	2,789,293
Distribution fee—Class B	1,008,406
Transfer agency—Class A	889
Transfer agency—Class B	3,466
Printing	242,800
Custodian	78,696
Administrative	39,680
Legal	19,419
Audit	18,100
Directors’ fees	1,848
Miscellaneous	16,324

Total expenses	4,218,921

Net investment income	5,084,369

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	49,834,955
Net change in unrealized appreciation/depreciation of investments	(131,447,032)

Net loss on investment transactions	(81,612,077)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(76,527,708)

See notes to financial statements.

6

GROWTH & INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2010 (unaudited)		Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,084,369		$13,658,012
Net realized gain (loss) on investment transactions	49,834,955		(115,067,526)
Net change in unrealized appreciation/depreciation of investments	(131,447,032)		284,082,809

Net increase (decrease) in net assets from operations	(76,527,708)		182,673,295
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(8,556,135)
Class B	–0	–	(27,674,199)
CAPITAL STOCK TRANSACTIONS
Net decrease	(84,575,197)		(125,738,477)

Total increase (decrease)	(161,102,905)		20,704,484
NET ASSETS
Beginning of period	1,052,618,258		1,031,913,774

End of period (including undistributed net investment income of $5,084,369 and $0, respectively)	$891,515,353		$1,052,618,258

See notes to financial statements

7

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth & Income Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

8

AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2010:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Common Stocks	$889,177,487		$–0	–	$–0	–	$889,177,487
Short-Term Investments	–0	–	3,696,000		–0	–	3,696,000

Total Investments in Securities	889,177,487		3,696,000		–0	–	892,873,487
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$889,177,487		$3,696,000		$–0	–	$892,873,487

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

9

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2010, such fee amounted to $39,680.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2010 amounted to $538,100, of which $496 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2010.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

10

AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$332,345,675		$404,541,297
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$59,818,997
Gross unrealized depreciation	(69,858,875)

Net unrealized depreciation	$(10,039,878)

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from

11

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2010, the Portfolio had no transactions in written options.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2010.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E : Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2010 (unaudited)		Year Ended December 31, 2009	Six Months Ended June 30, 2010 (unaudited)		Year Ended December 31, 2009
Class A
Shares sold	376,197		2,316,617	$5,850,785		$30,462,102
Shares issued in reinvestment of dividends	–0	–	608,547	–0	–	8,556,135
Shares redeemed	(1,708,438)		(4,947,858)	(25,736,831)		(66,046,095)

Net decrease	(1,332,241)		(2,022,694)	$(19,886,046)		$(27,027,858)

Class B
Shares sold	691,894		2,377,398	$10,553,356		$31,795,717
Shares issued in reinvestment of dividends	–0	–	1,981,677	–0	–	27,674,199
Shares redeemed	(4,954,641)		(12,060,791)	(75,242,507)		(158,180,535)

Net decrease	(4,262,747)		(7,701,716)	$(64,689,151)		$(98,710,619)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

12

AllianceBernstein Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2010.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2010 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 were as follows:

	2009		2008
Distributions paid from:
Ordinary income	$36,230,334		$69,586,813
Long-term capital gains	–0	–	254,701,102

Total taxable distributions	36,230,334		324,287,915

Total distributions paid	$36,230,334		$324,287,915

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(479,897,866	)(a)
Unrealized appreciation/(depreciation)	104,117,244	(b)

Total accumulated earnings/(deficit)	$(375,780,622)

(a)	On December 31, 2009, the Portfolio had a net capital loss carryforward for federal income tax purposes of $479,897,866 of which $242,328,682 expires in the year 2016 and $237,569,184 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and

13

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

14

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2010 (unaudited)		Year Ended December 31,
			2009		2008	2007	2006		2005
Net asset value, beginning of period	$15.20		$13.10		$26.82	$27.19	$24.88		$24.08

Income From Investment Operations
Net investment income (a)	.09		.21		.30	.39	.36		.31
Net realized and unrealized gain (loss) on investment transactions	(1.28)		2.47		(9.77)	.97	3.66		.85
Contributions from Adviser	–0	–	–0	–	.00 (b)	.06	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(1.19)		2.68		(9.47)	1.42	4.02		1.16

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.58)		(.45)	(.41)	(.37)		(.36)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(3.80)	(1.38)	(1.34)		–0	–

Total dividends and distributions	–0	–	(.58)		(4.25)	(1.79)	(1.71)		(.36)

Net asset value, end of period	$14.01		$15.20		$13.10	$26.82	$27.19		$24.88

Total Return
Total investment return based on net asset value (c)	(7.83	)%*	20.82	%*	(40.60)%*	5.12%**	17.29%		4.86%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$179,604		$215,085		$211,920	$456,159	$529,732		$571,372
Ratio to average net assets of:
Expenses	.63	%(d)(e)	.63%		.62%	.59%	.61	%(d)	.59%
Net investment income	1.20	%(d)(e)	1.58%		1.61%	1.43%	1.42	%(d)	1.29%
Portfolio turnover rate	34%		125%		184%	74%	60%		72%

See footnote summary on page 16.

15

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2010 (unaudited)		Year Ended December 31,
			2009		2008	2007	2006		2005
Net asset value, beginning of period	$15.08		$12.97		$26.55	$26.93	$24.65		$23.87

Income From Investment Operations
Net investment income (a)	.07		.18		.25	.32	.29		.25
Net realized and unrealized gain (loss) on investment transactions	(1.26)		2.42		(9.66)	.96	3.63		.83
Contributions from Adviser	–0	–	–0	–	.00 (b)	.06	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(1.19)		2.60		(9.41)	1.34	3.92		1.08

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.49)		(.37)	(.34)	(.30)		(.30)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(3.80)	(1.38)	(1.34)		–0	–

Total dividends and distributions	–0	–	(.49)		(4.17)	(1.72)	(1.64)		(.30)

Net asset value, end of period	$13.89		$15.08		$12.97	$26.55	$26.93		$24.65

Total Return
Total investment return based on net asset value (c)	(7.89	)%*	20.35	%*	(40.69)%*	4.86%**	16.98%		4.60%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$711,911		$837,533		$819,994	$1,758,210	$2,013,964		$2,073,693
Ratio to average net assets of:
Expenses	.88	%(d)(e)	.88%		.87%	.84%	.86	%(d)	.85%
Net investment income	.95	%(d)(e)	1.33%		1.36%	1.18%	1.17	%(d)	1.05%
Portfolio turnover rate	34%		125%		184%	74%	60%		72%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2010 and years ended December 31, 2009 and December 31, 2008 by 0.12%, 0.54% and 0.46%, respectively.

**	Includes the impact of proceeds received and credited to the Portfolio in connection with an error made by the Adviser in processing a class action settlement claim, which enhanced the performance of each share class for the year ended December 31, 2007 by 0.19%.

See notes to financial statements.

16

GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Growth and Income Portfolio (the “Portfolio”) at a meeting held on May 4-6, 2010.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s

17

GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2010 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Value Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2010 and (in the case of comparisons with the Index) the since inception period (January 1991 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods and 3rd out of 3 of the Performance Group and in the 3rd quintile of the Performance Universe for the 10-year period, and that the Portfolio underperformed the Index in all periods reviewed. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors retained confidence in the Adviser’s ability to advise the Portfolio and concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with an investment style similar to that of the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds

18

AllianceBernstein Variable Products Series Fund

such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The directors noted that because of the small number of funds in the Portfolio’s Lipper category, at the request of the Adviser and the Fund’s Senior Officer, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Portfolio had also been expanded by Lipper pursuant to Lipper’s standard guidelines and not at the request of the Adviser or the Fund’s Senior Officer. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

19

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth & Income Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$1,060.5	Growth & Income Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $79,420 (0.01% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth & Income Portfolio	Class A 0.63% Class B 0.88%	December 31

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

20

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2010 net assets:5

Portfolio	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Growth & Income Portfolio	$1,060.5	Relative Value Schedule 65 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $25m	0.277	0.550

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

21

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Growth & Income Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Growth & Income Fund, Inc.6 and what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein retail mutual fund been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Growth & Income Portfolio	Growth & Income Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.750	0.750

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for American Value Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio. It should be noted that Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

Fund	Fee
American Value Portfolio Class A Class I (Institutional)	1.50 0.70	% %

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2010 net assets:

Portfolio	Sub-Advised Fund	Sub-Advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Effective Portfolio Adv. Fee (%)
Growth & Income Portfolio	Client # 1	0.30% on first $1 billion 0.25% on next $500 million 0.20% thereafter	0.297	0.550

	Client # 2[7]	0.30% of average daily net assets	0.300	0.550

It is fair to note that the services the Adviser provides, pursuant to the sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolio, its is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

7	The client is an affiliate of the Adviser.

22

AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee[11]	Lipper Exp. Group Median	Rank
Growth & Income Portfolio[12]	0.550	0.675	2/11

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.13 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.14

8	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 14.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	The Portfolio’s EG includes the Portfolio, five other VIP Multi-Cap Core funds (“MLCE”), four VIP Multi-Cap Growth funds (“MLGE”) and one VIP Mid-Cap Growth fund (“MCGE”).

13	It should be noted that the expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

23

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.15

Portfolio	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Growth & Income Portfolio[17]	0.633	0.732	2/11	0.832	9/75

Based on this analysis, the Portfolio has equally favorable rankings on a management fee basis and on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2009, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $1,966,477 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2009, the Adviser determined that it made payments in the amount of $456,899 on behalf of the Portfolio to ABI.

15	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

16	Most recently completed fiscal year end Class A total expense ratio.

17	The Portfolio’s EU includes the Portfolio, EG and all other VIP MLGE and MCGE funds, excluding outliers.

24

AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,250 from the Portfolio.18

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

18	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2009.

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

20	The Deli study was originally published in 2002 based on 1997 data.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones v. Harris at 14.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

25

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended January 31, 2010.22

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	21.93	34.36	35.80	6/6	103/104
3 year	-10.39	-7.86	-6.88	5/6	79/85
5 year	-1.96	-0.90	1.10	5/5	45/48
10 year	2.09	5.26	1.31	3/3	13/32

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth & Income Portfolio	21.93	-10.39	-1.96	2.09	7.95	16.92	0.04	10
Russell 1000 Value Index	31.44	-10.20	-0.46	2.52	9.85	16.14	0.06	10
Inception Date: January 14, 1991

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

20	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

21	The Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU. The criteria for including in or excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2010.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

26

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Global Thematic Growth Portfolio

June 30, 2010

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GLOBAL THEMATIC GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Global Thematic Growth Portfolio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$897.35	$4.42	0.94%
Hypothetical (5% return before expenses)	$1,000	$1,020.13	$4.71	0.94%

Class B
Actual	$1,000	$896.09	$5.59	1.19%
Hypothetical (5% return before expenses)	$1,000	$1,018.89	$5.96	1.19%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GLOBAL THEMATIC GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Linde AG	$3,133,459	1.9%
Volkswagen AG (Preference Shares)	3,034,940	1.8
Sun Hung Kai Properties Ltd.	2,929,383	1.7
Monsanto Co.	2,907,238	1.7
Barrick Gold Corp.	2,865,371	1.7
Impala Platinum Holdings Ltd.	2,819,326	1.7
Chaoda Modern Agriculture Holdings Ltd.	2,786,753	1.7
Greenhill & Co., Inc.	2,708,059	1.6
Ctrip.com International Ltd. (ADR)	2,674,272	1.6
NGK Insulators Ltd.	2,647,754	1.6

	$28,506,555	17.0%

SECTOR DIVERSIFICATION

June 30, 2010 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$33,072,436	19.8%
Information Technology	28,106,473	16.8
Industrials	24,056,170	14.4
Consumer Discretionary	21,498,762	12.9
Materials	18,116,796	10.8
Energy	16,552,416	9.9
Healthcare	14,821,217	8.9
Consumer Staples	6,146,649	3.7
Telecommunication Services	3,238,349	1.9
Options Purchased—Calls	1,021,910	0.6
Short-Term Investments	444,000	0.3

Total Investments	$167,075,178	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

GLOBAL THEMATIC GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION*
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$72,853,771	43.3%
Japan	14,788,789	8.9
China	10,637,123	6.4
Brazil	7,930,263	4.7
Hong Kong	7,910,107	4.7
Canada	7,730,867	4.6
Germany	6,168,399	3.7
India	6,096,047	3.6
South Korea	3,706,438	2.2
United Kingdom	3,590,878	2.2
Indonesia	2,954,515	1.8
South Africa	2,819,326	1.7
Netherlands	2,550,494	1.5
Other	16,894,161	10.4
Short-Term Investments	444,000	0.3

Total Investments	$167,075,178	100.0%

*	All data are as of June 30, 2010. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.5% or less in the following countries: France, Israel, Italy, Poland, Russia, Singapore, Spain, Switzerland and Thailand.

3

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.9%
FINANCIALS–19.7%
CAPITAL MARKETS–2.9%
Credit Suisse Group AG (Sponsored ADR)	59,100	$2,212,113
Greenhill & Co., Inc.	44,300	2,708,059

		4,920,172

COMMERCIAL BANKS–7.9%
Banco Santander SA	205,300	2,152,812
Bank of Montreal	15,200	825,056
Bank Rakyat Indonesia	1,686,000	1,711,726
Itau Unibanco Holding SA (ADR)	113,570	2,045,396
Itau Unibanco Holding SA (ADR)(a)(b)	21,600	389,016
Shinhan Financial Group Co., Ltd.	51,740	1,904,503
Siam Commercial Bank PCL	892,200	2,238,075
Standard Chartered PLC	78,265	1,905,785

		13,172,369

INSURANCE–2.3%
China Life Insurance Co., Ltd.–Class H	604,000	2,637,618
Powszechny Zaklad Ubezpieczen SA(b)	11,900	1,227,762

		3,865,380

REAL ESTATE MANAGEMENT & DEVELOPMENT–5.1%
CapitaMalls Asia Ltd.	1,505,000	2,250,169
Ciputra Development TBK PT(b)	33,952,000	1,242,789
Kerry Properties Ltd.	508,500	2,193,971
Sun Hung Kai Properties Ltd.	214,000	2,929,383

		8,616,312

THRIFTS & MORTGAGE FINANCE–1.5%
Housing Development Finance Corp.	39,500	2,498,203

		33,072,436

INFORMATION TECHNOLOGY–16.8%
COMMUNICATIONS EQUIPMENT–2.5%
Juniper Networks, Inc.(b)	94,500	2,156,490
QUALCOMM, Inc.	58,800	1,930,992

		4,087,482

COMPUTERS & PERIPHERALS–3.9%
Apple, Inc.(b)	9,850	2,477,570
Isilon Systems, Inc.(b)	118,500	1,521,540
Toshiba Corp.(b)	507,000	2,511,460

		6,510,570

Company	Shares	U.S. $ Value

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–2.2%
Agilent Technologies, Inc.(b)	64,400	$1,830,892
Byd Co., Ltd.–Class H	248,000	1,824,090

		3,654,982

INTERNET SOFTWARE & SERVICES–3.2%
Equinix, Inc.(b)	22,400	1,819,328
Rackspace Hosting, Inc.(b)	96,800	1,775,312
Tencent Holdings Ltd.	110,400	1,829,024

		5,423,664

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.0%
Netlogic Microsystems, Inc.(b)	61,300	1,667,360

SOFTWARE–4.0%
Intuit, Inc.(b)	36,900	1,283,013
Red Hat, Inc.(b)	75,600	2,187,864
Salesforce.com, Inc.(b)	19,100	1,639,162
VMware, Inc.–Class A(b)	26,400	1,652,376

		6,762,415

		28,106,473

INDUSTRIALS–14.4%
AEROSPACE & DEFENSE–0.7%
Aerovironment, Inc.(b)	52,500	1,140,825

CONSTRUCTION & ENGINEERING–2.0%
IVRCL Infrastructures & Projects Ltd.	371,700	1,479,527
Shaw Group, Inc. (The)(b)	56,600	1,936,852

		3,416,379

ELECTRICAL EQUIPMENT–1.2%
A123 Systems, Inc.(b)	212,500	2,003,875

INDUSTRIAL CONGLOMERATES–1.3%
Jaiprakash Associates Ltd.	773,800	2,118,317

MACHINERY–7.2%
Danaher Corp.	41,800	1,551,616
Deere & Co.	29,500	1,642,560
Fanuc Ltd.	18,300	2,066,483
Japan Steel Works Ltd. (The)	241,000	2,118,367
NGK Insulators Ltd.	170,000	2,647,754
Weg SA	214,200	1,981,795

		12,008,575

ROAD & RAIL–1.0%
Canadian National Railway Co.	30,000	1,721,400

TRADING COMPANIES & DISTRIBUTORS–1.0%
Mitsubishi Corp.	79,600	1,646,799

		24,056,170

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER DISCRETIONARY–12.8%
AUTO COMPONENTS–1.0%
Johnson Controls, Inc.	65,000	$1,746,550

AUTOMOBILES–2.9%
Hyundai Motor Co.	15,400	1,801,935
Volkswagen AG (Preference Shares)	34,586	3,034,940

		4,836,875

HOTELS, RESTAURANTS & LEISURE–2.6%
Ctrip.com International Ltd. (ADR)(b)	71,200	2,674,272
Starwood Hotels & Resorts Worldwide, Inc.	39,800	1,648,914

		4,323,186

HOUSEHOLD DURABLES–0.5%
Rinnai Corp.	17,500	898,271

INTERNET & CATALOG RETAIL–3.4%
Amazon.com, Inc.(b)	21,800	2,381,868
NetFlix, Inc.(b)	15,500	1,684,075
priceline.com, Inc.(b)	9,400	1,659,476

		5,725,419

MEDIA–2.4%
Publicis Groupe SA	52,500	2,094,211
Walt Disney Co. (The)	59,500	1,874,250

		3,968,461

		21,498,762

MATERIALS–10.8%
CHEMICALS–4.2%
Linde AG	29,800	3,133,459
Monsanto Co.	62,900	2,907,238
Stella Chemifa Corp.	33,000	1,072,202

		7,112,899

METALS & MINING–5.6%
Barrick Gold Corp.	63,100	2,865,371
Freeport-McMoRan Copper & Gold, Inc.	33,700	1,992,681
Impala Platinum Holdings Ltd.	121,136	2,819,326
Zijin Mining Group Co., Ltd.	2,238,000	1,672,119

		9,349,497

PAPER & FOREST PRODUCTS–1.0%
Weyerhaeuser Co.	47,000	1,654,400

		18,116,796

ENERGY–9.9%
ENERGY EQUIPMENT & SERVICES–3.4%
Nabors Industries Ltd.(b)	110,300	1,943,486
Saipem SpA	54,400	1,656,926
Schlumberger Ltd.	38,600	2,136,124

		5,736,536

Company	Shares	U.S. $ Value

OIL, GAS & CONSUMABLE FUELS–6.5%
BG Group PLC	113,300	$1,685,093
Cameco Corp.	109,043	2,319,040
Denbury Resources, Inc.(b)	171,400	2,509,296
Occidental Petroleum Corp.	30,500	2,353,075
Petroleo Brasileiro SA (ADR)	56,800	1,949,376

		10,815,880

		16,552,416

HEALTH CARE–8.9%
BIOTECHNOLOGY–2.3%
Cepheid, Inc.(b)	101,800	1,630,836
Genomic Health, Inc.(b)	176,100	2,276,973

		3,907,809

HEALTH CARE PROVIDERS & SERVICES–1.4%
Medco Health Solutions, Inc.(b)	41,400	2,280,312

HEALTH CARE TECHNOLOGY–1.2%
athenahealth, Inc.(b)	77,300	2,019,849

LIFE SCIENCES TOOLS & SERVICES–2.7%
Illumina, Inc.(b)	45,200	1,967,556
QIAGEN NV(b)	132,700	2,550,494

		4,518,050

PHARMACEUTICALS–1.3%
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	40,300	2,095,197

		14,821,217

CONSUMER STAPLES–3.7%
BEVERAGES–1.1%
Heckmann Corp.(b)	386,900	1,795,216

FOOD PRODUCTS–2.6%
BRF–Brasil Foods SA (ADR)	118,000	1,564,680
Chaoda Modern Agriculture Holdings Ltd.	2,880,000	2,786,753

		4,351,433

		6,146,649

TELECOMMUNICATION SERVICES–1.9%
WIRELESS TELECOMMUNICATION SERVICES–1.9%
Softbank Corp.	68,900	1,827,453
VimpelCom Ltd. (Sponsored ADR)(b)	87,200	1,410,896

		3,238,349

Total Common Stocks (cost $159,225,384)		165,609,268

5

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Contracts(c)	U.S. $ Value

OPTIONS PURCHASED–CALLS–0.6%
Market Vectors Gold Miners Expiration: Jan `11, Exercise Price: $60.0 (b)	2,290	$684,710
Market Vectors Gold Miners Expiration: Jan `12, Exercise Price: $65.0 (b)	350	203,000
SPDR S+P Homebuilders ETF Expiration: Jan `11, Exercise Price: $17.5 (b)	2,200	134,200

Total Options Purchased–Calls (cost $1,059,574)		1,021,910

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–0.3%
TIME DEPOSIT–0.3%
State Street Time Deposit 0.01%, 7/01/10 (cost $444,000)	$444	$444,000

TOTAL INVESTMENTS–99.8% (cost $160,728,958)		167,075,178
Other assets less liabilities–0.2%		401,306

NET ASSETS–100.0%		$167,476,484

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
British Pound settling 7/15/10	792	$1,201,179	$1,183,315	$(17,864)
British Pound settling 7/15/10	668	1,029,575	998,048	(31,527)
Euro settling 7/15/10	5,636	7,538,263	6,892,406	(645,857)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the market value of this security amounted to $389,016 or 0.2% of net assets.

(b)	Non-income producing security.

(c)	One contract relates to 100 shares.

Glossary:

ADR—American Depository Receipt

See notes to financial statements.

6

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $160,728,958)	$167,075,178
Cash	46
Foreign currencies, at value (cost $598,335)	597,074
Receivable for investment securities sold and foreign currency transactions	8,035,023
Dividends and interest receivable	246,450
Receivable for capital stock sold	32,853

Total assets	175,986,624

LIABILITIES
Payable for investment securities purchased and foreign currency transactions	7,363,577
Unrealized depreciation of forward currency exchange contracts	695,248
Payable for capital stock redeemed	166,359
Advisory fee payable	108,784
Distribution fee payable	24,804
Administrative fee payable	21,820
Transfer Agent fee payable	157
Accrued expenses and other liabilities	129,391

Total liabilities	8,510,140

NET ASSETS	$167,476,484

COMPOSITION OF NET ASSETS
Capital stock, at par	$11,587
Additional paid-in capital	394,992,737
Distributions in excess of net investment income	(949,927)
Accumulated net realized loss on investment and foreign currency transactions	(232,203,103)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	5,625,190

$167,476,484

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$52,739,797	3,590,185	$14.69
B	$114,736,687	7,997,031	$14.35

See notes to financial statements.

7

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $94,655)	$1,043,871
Interest	31

	$1,043,902

EXPENSES
Advisory fee (see Note B)	725,712
Distribution fee—Class B	166,116
Transfer agency—Class A	769
Transfer agency—Class B	1,685
Custodian	60,047
Printing	47,695
Administrative	38,580
Audit	18,100
Legal	15,042
Directors’ fees	1,848
Miscellaneous	4,720

Total expenses	1,080,314

Net investment loss	(36,412)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	11,839,291
Foreign currency transactions	53,758
Net change in unrealized appreciation/depreciation of:
Investments	(30,809,953	)(a)
Foreign currency denominated assets and liabilities	(1,317,503)

Net loss on investment and foreign currency transactions	(20,234,407)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(20,270,819)

(a)	Net of increase in accrued foreign capital gains taxes of $936.

See notes to financial statements.

8

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(36,412)	$559,618
Net realized gain (loss) on investment and foreign currency transactions	11,893,049	(1,125,042)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(32,127,456)	68,642,221
Contributions from Adviser (see Note B)	–0	–	19,268

Net increase (decrease) in net assets from operations	(20,270,819)	68,096,065
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,299,617)	–0	–
Class B	(2,657,482)	–0	–
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(15,190,031)	13,985,231

Total increase (decrease)	(39,417,949)	82,081,296
NET ASSETS
Beginning of period	206,894,433	124,813,137

End of period (including undistributed/(distributions in excess of) net investment income of ($949,927) and $3,043,584, respectively)	$167,476,484	$206,894,433

See notes to financial statements.

9

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A : Significant Accounting Policies

The AllianceBernstein Global Thematic Growth Portfolio (the “Portfolio”), formerly AllianceBernstein Global Technology Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be

10

AllianceBernstein Variable Products Series Fund

observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2010:

Investments in Securities	Level 1		Level 2		Level 3		Total
Assets:
Common Stocks
Financials	$9,018,386		$21,815,975		$2,238,075		$33,072,436
Information Technology	21,941,899		6,164,574		–0	–	28,106,473
Industrials	11,978,923		12,077,247		–0	–	24,056,170
Consumer Discretionary	13,669,405		7,829,357		–0	–	21,498,762
Materials	9,419,690		8,697,106		–0	–	18,116,796
Energy	13,210,397		3,342,019		–0	–	16,552,416
Health Care	14,821,217		–0	–	–0	–	14,821,217
Consumer Staples	3,359,896		2,786,753		–0	–	6,146,649
Telecommunication Services	1,410,896		1,827,453		–0	–	3,238,349
Options Purchased — Calls	–0	–	1,021,910		–0	–	1,021,910
Short-Term Investments	–0	–	444,000		–0	–	444,000

Total Investments in Securities	98,830,709		66,006,394	+	2,238,075		167,075,178
Other Financial Instruments* :
Assets	–0	–	–0	–	–0	–	–0	–
Liabilities
Forward Currency Exchange Contracts	–0	–	(695,248)		–0	–	(695,248)

Total	$98,830,709		$65,311,146		$2,238,075		$166,379,930

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

11

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Financials		Total
Balance as of 12/31/09	$–0	–	$–0	–
Accrued discounts /premiums	–0	–	–0	–
Realized gain (loss)	(4,882)		(4,882)
Change in unrealized appreciation/depreciation	(139,427)		(139,427)
Net purchases (sales)	2,382,384		2,382,384
Transfers into Level 3	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–

Balance as of 6/30/10	$2,238,075		$2,238,075

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/10*	$(139,427)		$(139,427)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

12

AllianceBernstein Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B : Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended December 31, 2009, the Adviser reimbursed the Portfolio $19,268 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2010, such fee amounted to $38,580.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2010 amounted to $222,515, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2010.

NOTE C : Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D : Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$106,770,230		$126,360,964
U.S. government securities	–0	–	–0	–

13

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$17,611,350
Gross unrealized depreciation	(11,265,130)

Net unrealized appreciation	$6,346,220

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2010, the Portfolio had no transactions in written options.

14

AllianceBernstein Variable Products Series Fund

At June 30, 2010, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts			Unrealized depreciation of forward currency exchange contracts	$695,248
Equity contracts	Investments, at value	$1,021,910

Total		$1,021,910		$695,248

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$54,465	$(1,290,407)
Equity contracts	Net realized gain on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(116,829)	(37,664)

Total		$(62,364)	$(1,328,071)

For the six months ended June 30, 2010, the average monthly principal amount of foreign currency exchange contracts was $19,114,617 and average monthly cost amount of options contracts was $177,571.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009		Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
Class A
Shares sold	223,833	982,698		$3,721,482	$13,729,875
Shares issued in reinvestment of dividends	79,731	–0	–	1,299,618	–0	–
Shares redeemed	(618,924)	(739,230)		(9,987,650)	(9,788,412)

Net increase (decrease)	(315,360)	243,468		$(4,966,550)	$3,941,463

Class B
Shares sold	554,490	2,920,800		$8,966,046	$39,132,269
Shares issued in reinvestment of dividends	166,823	–0	–	2,657,481	–0	–
Shares redeemed	(1,386,944)	(2,210,816)		(21,847,008)	(29,088,501)

Net increase (decrease)	(665,631)	709,984		$(10,223,481)	$10,043,768

15

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2010.

NOTE H : Components of Accumulated Earnings (Deficit)

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,928,441
Accumulated capital and other losses	(242,291,841	)(a)
Unrealized appreciation/(depreciation)	35,063,478	(b)

Total accumulated earnings/(deficit)	$(203,299,922)

(a)	On December 31, 2009, the Portfolio had a net capital loss carryforward of $242,291,841 of which $172,308,210 expires in the year 2010, $21,233,397 expires in the year 2011, $29,949,674 expires in the year 2016, and $18,800,560 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. $15,961,952 of capital loss carryforward expired in the current fiscal year.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the tax treatment of derivatives.

NOTE I : Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act,

16

AllianceBernstein Variable Products Series Fund

Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

GLOBAL THEMATIC GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended June 30, 2010 (unaudited)		Year Ended December 31,
			2009		2008		2007		2006		2005
Net asset value, beginning of period	$16.73		$10.90		$20.71		$17.23		$15.86		$15.27

Income From Investment Operations
Net investment income (loss) (a)	.01		.07		.00	(b)	(.03)		(.05)		(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.69)		5.76		(9.81)		3.51		1.42		.64
Contributions from Adviser	–0	–	.00	(b)	.00	(b)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(1.68)		5.83		(9.81)		3.48		1.37		.59

Less: Dividends
Dividends from net investment income	(.36)		–0	–	–0	–	–0	–	–0	–	–0	–

Net asset value, end of period	$14.69		$16.73		$10.90		$20.71		$17.23		$15.86

Total Return
Total investment return based on net asset value (c)	(10.26	)%*	53.49	%*†	(47.37	)%*	20.20%		8.64%		3.86%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$52,740		$65,358		$39,933		$93,919		$86,819		$99,781
Ratio to average net assets of:
Expenses	.94	%(d)(e)	1.00%		.93%		.93%		.92	%(e)	.92%
Net investment income (loss)	.13	%(d)(e)	.52%		.00	%(b)	(.15)%		(.30	)%(e)	(.32)%
Portfolio turnover rate	56%		215%		141%		132%		117%		98%

See footnote summary on page 19.

18

GLOBAL THEMATIC GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended June 30, 2010 (unaudited)		Year Ended December 31,
			2009		2008		2007		2006		2005
Net asset value, beginning of period	$16.34		$10.67		$20.31		$16.94		$15.63		$15.08

Income From Investment Operations
Net investment income (loss) (a)	(.01)		.04		(.04)		(.07)		(.09)		(.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.66)		5.63		(9.60)		3.44		1.40		.63
Contributions from Adviser	–0	–	.00	(b)	.00	(b)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(1.67)		5.67		(9.64)		3.37		1.31		.55

Less: Dividends
Dividends from net investment income	(.32)		–0	–	–0	–	–0	–	–0	–	–0	–

Net asset value, end of period	$14.35		$16.34		$10.67		$20.31		$16.94		$15.63

Total Return
Total investment return based on net asset value (c)	(10.39	)%*	53.14	%*†	(47.46	)%*	19.89%		8.38%		3.65%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$114,736		$141,536		$84,880		$191,474		$177,350		$148,075
Ratio to average net assets of:
Expenses	1.19	%(d)(e)	1.25%		1.18%		1.17%		1.18	%(e)	1.17%
Net investment income (loss)	(.11	)%(d)(e)	.27%		(.24)%		(.40)%		(.55	)%(e)	(.57)%
Portfolio turnover rate	56%		215%		141%		132%		117%		98%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2010 and years ended December 31, 2009 and December 31, 2008 by 0.04%, 0.15% and 0.03%, respectively.

†	Includes the impact of reimbursements from the Adviser, which enhanced the Portfolio’s performance for the year ended December 31, 2009 by 0.01%.

See notes to financial statements.

19

GLOBAL THEMATIC GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Global Thematic Growth Portfolio (formerly named AllianceBernstein Global Technology Portfolio) (the “Portfolio”) at a meeting held on May 4-6, 2010.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s

20

AllianceBernstein Variable Products Series Fund

relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2010 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (Net) (the “MSCI AC World Index”) and the MSCI World Index (Net) (the “MSCI World Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2010 and (in the case of comparisons with the MSCI World Index) the since inception period (January 1996 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and 2nd quintile of the Performance Universe for the 3-year period, 4th out of 4 of the Performance Group and in the 4th quintile of the Performance Universe for the 5-year period and 3rd out of 3 of the Performance Group and in the 5th quintile of the Performance Universe for the 10-year period, and that the Portfolio outperformed the MSCI AC World Index in the 1- and 3-year periods but underperformed that index in the 5- and 10-year periods, and outperformed the MSCI World Index in the 1-, 3- and 5-year periods but underperformed that index in the 10-year and the since inception periods. Based on their review, the directors concluded that the Portfolio’s relative performance was satisfactory. The directors also noted that at the February 2009 meetings, they had approved modifications to the Portfolio’s investment strategy and policies, including a new benchmark, the MSCI AC World Index, and a name change to Global Thematic Growth Portfolio from Global Technology Portfolio effective May 1, 2009. As a result, the Portfolio’s investment performance prior to May 1, 2009 was not likely to be representative of performance under the new management strategy.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Portfolio. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which involved investments in securities of the same type that the Portfolio invests in (i.e., global equity securities). The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund except that the Portfolio’s fee rate is a monthly fee based on average daily net assets whereas the Corresponding Fund’s fee rate is a quarterly fee based on net asset value at the end of each quarter.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are

21

GLOBAL THEMATIC GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 5 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was the same as the Expense Group median and higher than the Expense Universe median. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

22

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Global Thematic Growth Portfolio (the “Portfolio”).2 ,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Portfolio
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$203.2	Global Thematic Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $79,740 (0.05% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Global Thematic Growth Portfolio	Class A 1.00% Class B 1.25%	December 31

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Prior to May 1, 2009, the Portfolio was known as AllianceBernstein Global Technology Portfolio. In addition, the Portfolio’s non-fundamental policy was changed on May 1, 2009 to allow the Portfolio to pursue a broader mandate across multiple sectors worldwide.
4	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

23

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2010 net assets:6

Portfolio	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee[7]
Global Thematic Growth Portfolio	$203.2	Global Thematic Research Schedule 80 bp on 1st $25m 60 bp on next $25m 50 bp on next $50m 40 bp on the balance Minimum account size $25m	0.498%	0.750%

The Adviser also manages AllianceBernstein Global Thematic Growth Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Global Thematic

5	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	Portfolio advisory fee based on March, 2010 net assets. It should be noted that the advisory fees shown for the Portfolios exclude any expense reimbursements related to expense caps.

24

AllianceBernstein Variable Products Series Fund

Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein retail mutual fund been applicable to the Portfolio:8

Portfolio	ABMF	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Global Thematic Growth Portfolio[9]	Global Thematic Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for Global Thematic Research Growth Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio. It should be noted that Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

Fund	Fee
Global Thematic Research Growth Portfolio
Class A	1.70%
Class I (Institutional)	0.90%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Portfolio.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

8	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

9	The advisory fees of AllianceBernstein Global Thematic Growth Fund, Inc. is based on the mutual fund’s net assets at the end of each quarter and is paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fees is based on the Portfolio’s average daily net assets and is paid on a monthly basis.

10	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 14.

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

25

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee[13]	Lipper Exp. Group Median (%)	Rank
Global Thematic Growth Portfolio[14]	0.750	0.810	2/11

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.15 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.16

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.17

Portfolio	Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Thematic Growth Portfolio[19]	0.995	0.995	6/11	0.869	21/29

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2009, relative to 2008.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	The Portfolio’s EG includes the Portfolio, four other variable insurance product (“VIP”) Global Growth funds (“GLGE”) and six VIP Global Core funds (“GLCE”).

15	It should be noted that the expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

18	Most recently completed fiscal year end Class A total expense ratio.

19	The Portfolio’s EU includes the Portfolio, EG and all other VIP GLGE and GLCE funds, excluding outliers.

26

AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2009, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $275,358 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2009, the Adviser determined that it made payments in the amount of $258,612 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,250 from the Portfolio.20

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, 21 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli22 study on advisory fees and various fund characteristics.23 The independent consultant first reiterated the results of his previous two

20	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2009.

21	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

22	The Deli study was originally published in 2002 based on 1997 data.

23	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones v. Harris at 14.

27

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

dimensional comparison analysis (fund size and family size) with the Board of Directors.24 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio25 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)26 for the periods ended January 31, 2010.27

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	50.63	46.66	44.36	2/5	5/21
3 year	–3.86	–3.22	–4.75	4/5	7/18
5 year	1.75	4.18	3.88	4/4	10/13
10 year	–6.01	–0.18	1.18	3/3	11/11

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)28 versus its benchmarks.29 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.30

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Thematic Growth Portfolio[31]	50.63	–3.86	1.75	–6.01	4.26	29.21	–0.16	10
MSCI AC World Index (Net)	40.84	–6.28	2.63	0.54	N/A	16.96	–0.05	10
MSCI World Index (Net)[32]	36.58	–7.32	1.61	-0.08	4.59	N/A	N/A	N/A
Inception Date: January 11, 1996

24	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

25	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

26	Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU. The criteria for including in or excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

27	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

28	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

29	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2010.

30	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

31	On May 1, 2009, the Portfolio’s benchmark changed from MSCI World (Net) Index to MSCI AC World Index.

32	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

28

AllianceBernstein Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

29

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Intermediate Bond Portfolio

June 30, 2010

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERMEDIATE BOND PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Intermediate Bond Portfolio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,060.26	$3.47	0.68%
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.41	0.68%

Class B
Actual	$1,000	$1,059.04	$4.75	0.93%
Hypothetical (5% return before expenses)	$1,000	$1,020.18	$4.66	0.93%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

INTERMEDIATE BOND PORTFOLIO
SECURITY TYPE BREAKDOWN
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Corporates—Investment Grades	$55,669,626	32.6%
Governments—Treasuries	35,891,339	21.0
Mortgage Pass-Thru’s	28,294,504	16.6
Commercial Mortgage-Backed Securities	17,175,524	10.0
Corporates—Non-Investment Grades	7,919,206	4.6
CMOs	3,747,994	2.2
Asset-Backed Securities	2,486,821	1.5
Governments—Sovereign Agencies	2,304,158	1.3
Inflation-Linked Securities	1,786,411	1.0
Governments—Sovereign Bonds	1,321,377	0.8
Agencies	1,262,048	0.7
Quasi-Sovereigns	1,130,798	0.7
Supranationals	748,124	0.4
Local Governments—Municipal Bonds	437,590	0.3
Preferred Stocks	275,399	0.2
Other*	294,992	0.1
Short-Term Investments	10,196,000	6.0

Total Investments	$170,941,911	100.0%

*	“Other” represents less than 0.1% weightings in the following security types: Emerging Markets—Corporate Bonds, Common Stocks and Warrants.

2

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CORPORATES—INVESTMENT GRADES–33.5%
INDUSTRIAL–18.0%
BASIC–3.2%
Alcoa, Inc. 6.75%, 7/15/18	U.S.$	178	$179,638
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		250	253,815
ArcelorMittal 6.125%, 6/01/18		555	580,464
ArcelorMittal USA, Inc. 6.50%, 4/15/14		165	176,595
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16		407	484,613
Dow Chemical Co. (The) 7.375%, 11/01/29		15	16,607
7.60%, 5/15/14		241	278,322
8.55%, 5/15/19		313	383,148
Eastman Chemical Co. 5.50%, 11/15/19		93	100,107
EI du Pont de Nemours & Co. 5.875%, 1/15/14		123	140,118
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15		235	254,975
8.375%, 4/01/17		195	214,500
International Paper Co.
7.50%, 8/15/21		208	243,546
7.95%, 6/15/18		310	369,083
Packaging Corp. of America 5.75%, 8/01/13		155	167,095
PPG Industries, Inc. 5.75%, 3/15/13		455	497,780
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18		460	524,281
Southern Copper Corp. 7.50%, 7/27/35		295	318,392
Usiminas Commercial Ltd. 7.25%, 1/18/18(a)		124	133,300

			5,316,379

CAPITAL GOODS–0.6%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)		41	43,737
Owens Corning 6.50%, 12/01/16		265	281,957
Republic Services, Inc.
5.25%, 11/15/21(a)		150	157,823
5.50%, 9/15/19(a)		230	248,888
Tyco International Finance SA 8.50%, 1/15/19		195	252,078

			984,483

COMMUNICATIONS— MEDIA–2.9%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)		170	189,549

	Principal Amount (000)		U.S. $ Value

CBS Corp. 8.875%, 5/15/19	U.S.$	420	$528,410
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		280	386,248
Comcast Corp. 5.30%, 1/15/14		325	356,730
DirecTV Holdings LLC / DirecTV Financing Co., Inc.
4.75%, 10/01/14		160	169,452
6.375%, 6/15/15		216	223,560
News America Holdings, Inc. 9.25%, 2/01/13		235	276,713
News America, Inc. 6.55%, 3/15/33		210	225,176
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		185	235,518
RR Donnelley & Sons Co.
4.95%, 4/01/14		65	66,239
5.50%, 5/15/15		185	188,854
11.25%, 2/01/19		255	324,887
TCI Communications, Inc. 7.875%, 2/15/26		210	252,499
Time Warner Cable, Inc. 7.50%, 4/01/14		145	168,475
Time Warner Entertainment Co. LP 8.375%, 3/15/23		550	705,160
WPP Finance UK
5.875%, 6/15/14		120	130,198
8.00%, 9/15/14		415	486,570

			4,914,238

COMMUNICATIONS—TELECOMMUNICATIONS–2.0%
America Movil SAB de CV 5.00%, 3/30/20(a)		425	439,099
AT&T Corp. 8.00%, 11/15/31		20	25,744
British Telecommunications PLC 9.375%, 12/15/10		310	320,610
Embarq Corp. 7.082%, 6/01/16		445	474,396
Qwest Corp. 7.50%, 10/01/14		400	425,500
Telecom Italia Capital SA
6.175%, 6/18/14		355	371,130
6.375%, 11/15/33		40	35,819
United States Cellular Corp. 6.70%, 12/15/33		575	591,237
Verizon Communications, Inc. 4.90%, 9/15/15		240	263,639
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12		179	189,763
Vodafone Group PLC 5.50%, 6/15/11		200	207,698

			3,344,635

3

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CONSUMER CYCLICAL—AUTOMOTIVE–0.8%
Daimler Finance North America LLC
5.75%, 9/08/11	U.S.$	120	$124,961
7.30%, 1/15/12		121	130,427
7.75%, 1/18/11		45	46,492
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		300	309,515
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(a)		320	330,183
Volvo Treasury AB 5.95%, 4/01/15(a)		305	318,822

			1,260,400

CONSUMER CYCLICAL—ENTERTAINMENT–0.7%
Time Warner, Inc.
6.875%, 5/01/12		310	337,727
7.625%, 4/15/31		390	469,160
Viacom, Inc. 5.625%, 9/15/19		375	410,792

			1,217,679

CONSUMER CYCLICAL—OTHER–0.3%
Marriott International, Inc. Series J 5.625%, 2/15/13		502	534,825
Toll Brothers Finance Corp.
5.15%, 5/15/15		40	39,207
6.875%, 11/15/12		7	7,421

			581,453

CONSUMER CYCLICAL—RETAILERS–0.1%
CVS Caremark Corp. 6.60%, 3/15/19		180	209,462

CONSUMER NON-CYCLICAL–3.3%
Ahold Finance USA LLC 6.875%, 5/01/29		375	429,667
Altria Group, Inc. 9.70%, 11/10/18		230	291,267
Bunge Ltd. Finance Corp.
5.10%, 7/15/15		206	215,719
5.875%, 5/15/13		350	375,688
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		350	380,964
Campbell Soup Co. 6.75%, 2/15/11		335	347,617
ConAgra Foods, Inc. 7.875%, 9/15/10		11	11,140
Delhaize Group SA 5.875%, 2/01/14		105	117,185
Diageo Capital PLC 7.375%, 1/15/14		360	422,427
Fisher Scientific International, Inc. 6.125%, 7/01/15		230	236,900

	Principal Amount (000)		U.S. $ Value

Fortune Brands, Inc.
4.875%, 12/01/13	U.S.$	374	$396,394
5.125%, 1/15/11		115	117,210
Kraft Foods, Inc. 5.25%, 10/01/13		220	240,893
Kroger Co. (The) 6.80%, 12/15/18		229	269,874
Newell Rubbermaid, Inc. 5.50%, 4/15/13		155	166,093
Procter & Gamble Co. (The) 4.70%, 2/15/19		402	440,508
Reynolds American, Inc.
7.25%, 6/01/13		105	115,512
7.625%, 6/01/16		395	447,981
Universal Health Services, Inc. 7.125%, 6/30/16		295	299,349
Ventas Realty LP / Ventas Capital Corp. 6.75%, 4/01/17		84	85,015
Whirlpool Corp. 8.60%, 5/01/14		55	64,845

			5,472,248

ENERGY–2.4%
Anadarko Petroleum Corp.
5.95%, 9/15/16		382	328,786
6.45%, 9/15/36		124	98,640
Apache Corp. 5.25%, 4/15/13		206	225,003
Baker Hughes, Inc. 6.50%, 11/15/13		205	234,189
BP Capital Markets PLC 4.75%, 3/10/19		63	52,332
Canadian Natural Resources Ltd. 5.15%, 2/01/13		60	64,682
ConocoPhillips Holding Co. 6.95%, 4/15/29		155	190,222
Hess Corp.
7.875%, 10/01/29		165	203,034
8.125%, 2/15/19		29	36,150
Marathon Oil Corp. 7.50%, 2/15/19		127	152,287
Nabors Industries, Inc. 9.25%, 1/15/19		425	522,515
Noble Energy, Inc. 8.25%, 3/01/19		406	491,364
TNK-BP Finance SA 7.50%, 7/18/16(a)		100	103,500
Valero Energy Corp. 6.875%, 4/15/12		515	554,462
Weatherford International Ltd.
5.15%, 3/15/13		195	204,283
6.00%, 3/15/18		35	36,011
9.625%, 3/01/19		190	228,796
Williams Cos., Inc. (The) 7.875%, 9/01/21		214	245,264

			3,971,520

4

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

OTHER INDUSTRIAL–0.3%
Noble Group Ltd. 6.75%, 1/29/20(a)	U.S.$		440	$426,800

TECHNOLOGY–0.9%
Computer Sciences Corp. 5.50%, 3/15/13			280	300,999
Dell, Inc. 5.625%, 4/15/14			250	280,320
HP Enterprise Services LLC Series B 6.00%, 8/01/13			224	252,571
Motorola, Inc.
6.50%, 9/01/25			125	124,462
7.50%, 5/15/25			25	27,573
7.625%, 11/15/10			22	22,566
Xerox Corp.
7.625%, 6/15/13			40	40,701
8.25%, 5/15/14			375	439,555

				1,488,747

TRANSPORTATION—AIRLINES–0.2%
Southwest Airlines Co.
5.25%, 10/01/14			210	221,042
5.75%, 12/15/16			155	163,829

				384,871

TRANSPORTATION—SERVICES–0.3%
Con-way, Inc. 6.70%, 5/01/34			280	279,634
Ryder System, Inc.
5.85%, 11/01/16			116	127,989
7.20%, 9/01/15			108	125,260

				532,883

				30,105,798

FINANCIAL INSTITUTIONS–11.6%
BANKING–6.0%
American Express Co.
7.25%, 5/20/14			210	238,692
8.125%, 5/20/19			405	502,846
Anz National International Ltd. 6.20%, 7/19/13(a)			240	264,288
Bank of America Corp.
4.875%, 1/15/13			660	689,730
5.375%, 9/11/12			210	219,336
Barclays Bank PLC
5.75%, 9/14/26		GBP	75	106,848
8.55%, 6/15/11(a)	U.S.$		365	352,225
Bear Stearns Cos. LLC (The) 5.70%, 11/15/14			450	498,424
Citigroup, Inc.
5.50%, 4/11/13			195	202,703
6.50%, 8/19/13			355	378,138
8.50%, 5/22/19			505	602,023
Compass Bank 5.50%, 4/01/20			250	230,693

	Principal Amount (000)			U.S. $ Value

Countrywide Home Loans, Inc. Series L 4.00%, 3/22/11	U.S.$		4	$4,073
Credit Suisse USA, Inc. 5.50%, 8/15/13			159	174,271
Goldman Sachs Group, Inc. (The) 7.50%, 2/15/19			295	329,745
JPMorgan Chase & Co. 6.75%, 2/01/11			285	294,268
M&I Marshall & Ilsley Bank 5.00%, 1/17/17			175	160,487
Merrill Lynch & Co., Inc. 6.05%, 5/16/16			535	552,838
Morgan Stanley 6.625%, 4/01/18			295	309,200
National Australia Bank Ltd. 3.75%, 3/02/15(a)			300	307,140
National Capital Trust II 5.486%, 3/23/15(a)			122	106,149
National City Bank/Cleveland OH 6.25%, 3/15/11			250	258,075
National Westminster Bank PLC 6.50%, 9/07/21		GBP	50	69,251
Nationwide Building Society 6.25%, 2/25/20(a)	U.S.$		430	453,739
PNC Funding Corp. 5.125%, 2/08/20			300	311,945
Standard Chartered PLC 6.409%, 1/30/17(a)			100	87,355
UFJ Finance Aruba AEC 6.75%, 7/15/13			240	268,793
Union Bank NA 5.95%, 5/11/16			660	707,792
VTB Capital SA 6.609%, 10/31/12(a)			135	139,388
Wachovia Corp. 5.50%, 5/01/13			505	548,096
Wells Fargo & Co. 5.625%, 12/11/17			565	617,653

				9,986,204

FINANCE–1.2%
General Electric Capital Corp.
4.80%, 5/01/13			435	463,744
5.625%, 5/01/18			455	483,535
Series A 4.375%, 11/21/11			155	161,214
HSBC Finance Corp. 7.00%, 5/15/12			280	301,493
SLM Corp. Series A 5.375%, 5/15/14			630	576,047

				1,986,033

INSURANCE–3.8%
Aetna, Inc. 6.00%, 6/15/16			135	153,935
Allstate Corp. (The) 6.125%, 5/15/37			530	467,062
CIGNA Corp. 5.125%, 6/15/20			165	171,735

5

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Coventry Health Care, Inc.
5.95%, 3/15/17	U.S.$	90	$85,967
6.125%, 1/15/15		35	35,739
6.30%, 8/15/14		280	295,582
Genworth Financial, Inc. 6.515%, 5/22/18		520	500,592
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		210	232,324
Hartford Financial Services Group, Inc.
4.00%, 3/30/15		85	83,452
5.50%, 3/30/20		390	378,530
Humana, Inc.
6.30%, 8/01/18		275	293,783
6.45%, 6/01/16		40	43,455
7.20%, 6/15/18		85	94,884
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		145	150,769
Lincoln National Corp. 8.75%, 7/01/19		113	138,491
Markel Corp. 7.125%, 9/30/19		200	219,420
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		225	299,383
MetLife, Inc.
7.717%, 2/15/19		109	129,734
10.75%, 8/01/34		140	166,394
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		360	421,977
Principal Financial Group, Inc. 7.875%, 5/15/14		325	375,832
Prudential Financial, Inc.
5.15%, 1/15/13		325	343,958
6.20%, 1/15/15		45	49,524
8.875%, 6/15/38		170	179,350
Series D 7.375%, 6/15/19		35	40,528
UnitedHealth Group, Inc.
5.25%, 3/15/11		95	97,478
6.00%, 2/15/18		430	479,458
WellPoint, Inc.
5.875%, 6/15/17		45	50,133
7.00%, 2/15/19		95	112,685
XL Capital Ltd.
5.25%, 9/15/14		110	112,555
6.25%, 5/15/27		200	189,617

			6,394,326

OTHER FINANCE–0.2%
ORIX Corp. 4.71%, 4/27/15		397	394,699

	Principal Amount (000)		U.S. $ Value

REITS–0.4%
HCP, Inc. 5.95%, 9/15/11	U.S.$	225	$233,245
Simon Property Group LP 5.625%, 8/15/14		420	454,864

			688,109

			19,449,371

UTILITY–2.6%
ELECTRIC–1.5%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)		425	421,857
Ameren Corp. 8.875%, 5/15/14		235	272,421
FirstEnergy Corp.
Series B
6.45%, 11/15/11		19	20,069
Series C
7.375%, 11/15/31		420	442,845
Nisource Finance Corp. 6.80%, 1/15/19		450	500,974
Progress Energy, Inc. 7.10%, 3/01/11		73	75,903
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		235	248,913
Teco Finance, Inc.
4.00%, 3/15/16		95	96,471
5.15%, 3/15/20		120	125,077
Union Electric Co. 6.70%, 2/01/19		45	52,310
Wisconsin Energy Corp. 6.25%, 5/15/17		204	184,620

			2,441,460

NATURAL GAS–0.9%
DCP Midstream LLC
5.35%, 3/15/20(a)		108	110,426
7.875%, 8/16/10		70	70,513
Energy Transfer Partners LP
6.70%, 7/01/18		279	300,029
7.50%, 7/01/38		336	343,556
EQT Corp. 8.125%, 6/01/19		205	241,152
TransCanada PipeLines Ltd. 6.35%, 5/15/17		235	209,444
Williams Partners LP 5.25%, 3/15/20(a)		173	176,904

			1,452,024

OTHER UTILITY–0.2%
Veolia Environnement 6.00%, 6/01/18		350	385,975

			4,279,459

6

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

NON CORPORATE SECTORS–1.3%
AGENCIES—NOT GOVERNMENT GUARANTEED–1.3%
Gaz Capital SA for Gazprom
6.212%, 11/22/16(a)	U.S.$	460	$464,600
6.51%, 3/07/22(a)		477	459,113
Petrobras International Finance Co.
5.75%, 1/20/20		670	674,722
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(a)		465	535,912

			2,134,347

Total Corporates—Investment Grades (cost $51,819,807)			55,968,975

GOVERNMENTS—TREASURIES–21.5%
UNITED STATES–21.5%
U.S. Treasury Bonds 4.50%, 2/15/36		3,060	3,380,345
U.S. Treasury Notes
0.75%, 5/31/12		2,580	2,587,456
2.125%, 5/31/15		2,125	2,161,529
2.25%, 1/31/15		7,505	7,692,040
2.375%, 8/31/14		2,030	2,098,671
2.50%, 3/31/15		5,170	5,357,412
3.375%, 11/15/19		4,825	4,997,267
3.625%, 12/31/12-2/15/20		2,435	2,592,236
3.75%, 11/15/18		4,663	5,024,383

Total Governments—Treasuries (cost $34,679,172)			35,891,339

MORTGAGE PASS-THRU’S–16.9%
AGENCY FIXED RATE 30-YEAR–15.4%
Federal Home Loan Mortgage Corp. Gold
Series 2005
4.50%, 8/01/35-10/01/35		3,313	3,461,177
5.50%, 1/01/35		5,559	5,996,238
Series 2007
5.50%, 7/01/35		215	232,284
Federal National Mortgage Association
5.50%, TBA		3,125	3,343,750
6.00%, TBA		700	759,172
Series 2002
7.00%, 3/01/32		19	21,381
Series 2003
5.00%, 11/01/33		240	255,190
5.50%, 4/01/33-7/01/33		858	925,531
Series 2004
5.50%, 4/01/34		177	190,642
5.50%, 5/01/34-11/01/34		544	586,652
6.00%, 9/01/34		388	426,097
Series 2005
4.50%, 8/01/35		753	787,420
5.00%, 10/01/35		1,815	1,926,125

	Principal Amount (000)		U.S. $ Value

5.50%, 2/01/35	U.S.$	871	$939,725
Series 2006
5.00%, 2/01/36		1,584	1,681,022
Series 2007
4.50%, 9/01/35-8/01/37		962	1,005,103
5.00%, 7/01/36		253	268,526
Series 2008
6.00%, 3/01/37		2,765	3,014,340
Government National Mortgage Association
Series 1994
9.00%, 9/15/24		5	6,317

			25,826,692

AGENCY ARMS–1.5%
Federal Home Loan Mortgage Corp.
Series 2007
6.072%, 1/01/37(b)		110	116,664
Series 2009
3.77%, 4/01/36(c)		772	808,966
Federal National Mortgage Association
Series 2003
4.803%, 12/01/33(c)		256	268,923
Series 2006
5.415%, 2/01/36(c)		255	268,716
5.659%, 11/01/36(b)		275	292,078
6.08%, 3/01/36(c)		192	199,371
Series 2007
4.656%, 3/01/34(c)		491	513,094

			2,467,812

Total Mortgage Pass-Thru’s (cost $26,783,725)			28,294,504

COMMERCIAL MORTGAGE-BACKED SECURITIES–10.3%
NON-AGENCY FIXED RATE CMBS–10.3%
Banc of America Commercial Mortgage, Inc.
Series 2005-6, Class A4
5.35%, 9/10/47		470	503,237
Series 2006-5, Class A4
5.414%, 9/10/47		455	476,123
Commercial Mortgage Pass Through Certificates
Series 2007-C9, Class A4
6.01%, 12/10/49		1,085	1,121,446
Credit Suisse Mortgage Capital Certificates
Series 2006-C3, Class A3
6.019%, 6/15/38		1,095	1,157,899
Series 2006-C5, Class A3
5.311%, 12/15/39		225	222,640
Greenwich Capital Commercial Funding Corp.
Series 2005-GG5, Class AJ
5.478%, 4/10/37		235	186,444

7

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2007-GG11, Class A4
5.736%, 12/10/49	U.S.$	420	$413,105
Series 2007-GG9, Class A4
5.444%, 3/10/39		680	681,242
GS Mortgage Securities Corp. II
Series 2004-GG2, Class A6
5.396%, 8/10/38		300	316,447
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-CB14, Class A4
5.481%, 12/12/44		545	576,740
Series 2006-CB15, Class A4
5.814%, 6/12/43		1,035	1,073,977
Series 2006-CB17, Class A4
5.429%, 12/12/43		420	432,430
Series 2007-C1, Class A4
5.716%, 2/15/51		1,115	1,098,370
Series 2007-LD11, Class A4
5.983%, 6/15/49		1,105	1,081,096
Series 2007-LDPX, Class A3
5.42%, 1/15/49		1,110	1,084,765
LB-UBS Commercial Mortgage Trust
Series 2004-C4, Class A4
5.437%, 6/15/29		830	877,872
Series 2006-C1, Class A4
5.156%, 2/15/31		1,240	1,289,909
Series 2006-C6, Class A4
5.372%, 9/15/39		475	491,226
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-4, Class AM
5.204%, 12/12/49		285	236,367
Series 2007-9, Class A4
5.70%, 9/12/49		1,105	1,100,257
Wachovia Bank Commercial Mortgage Trust
Series 2006-C27, Class A3
5.765%, 7/15/45		1,080	1,132,377
Series 2007-C31, Class A4
5.509%, 4/15/47		1,100	1,030,474
Series 2007-C32, Class A3
5.929%, 6/15/49		615	591,081

Total Commercial Mortgage-Backed Securities (cost $16,140,562)			17,175,524

CORPORATES—NON-INVESTMENT GRADES–4.5%
INDUSTRIAL–2.5%
BASIC–0.3%
Ineos Group Holdings PLC
8.50%, 2/15/16(a)		179	139,620
Steel Capital SA for OAO Severstal
9.25%, 4/19/14(a)		228	240,540
United States Steel Corp.
5.65%, 6/01/13		155	156,550

	Principal Amount (000)		U.S. $ Value

Westvaco Corp.
8.20%, 1/15/30	U.S.$	50	$52,758

			589,468

CAPITAL GOODS–0.7%
Bombardier, Inc.		225	233,438
8.00%, 11/15/14(a)
Case New Holland, Inc.
7.125%, 3/01/14		175	181,125
Masco Corp.
6.125%, 10/03/16		165	159,646
Mohawk Industries, Inc.
6.875%, 1/15/16		355	361,212
Textron Financial Corp.
5.125%, 11/01/10		100	100,707
5.40%, 4/28/13		69	71,749

			1,107,877

COMMUNICATIONS—MEDIA–0.4%
CCO Holdings LLC / CCO Holdings Capital Corp.
7.875%, 4/30/18(a)		57	57,285
8.125%, 4/30/20(a)		19	19,428
Clear Channel Communications, Inc.
5.50%, 9/15/14		238	130,900
CSC Holdings LLC
8.50%, 4/15/14		160	166,800
Interpublic Group of Cos., Inc. (The)
6.25%, 11/15/14		170	170,850
Truvo Subsidiary Corp.
8.375%, 12/01/14(a) (d)		70	3,413
Univision Communications, Inc.
12.00%, 7/01/14(a)		41	43,972

			592,648

COMMUNICATIONS—TELECOMMUNICATIONS–0.1%
Windstream Corp.
7.875%, 11/01/17		115	112,269

CONSUMER CYCLICAL—AUTOMOTIVE –0.1%
Ford Motor Credit Co. LLC
3.048%, 1/13/12(b)		240	233,100

CONSUMER CYCLICAL—OTHER–0.3%
Broder Brothers Co.
12.00%, 10/15/13(e) (f)		40	30,451
Greektown Holdings LLC
10.75%, 12/01/13(d) (e)		55	3,506
Harrah’s Operating Co., Inc.
10.00%, 12/15/18		135	110,700
Starwood Hotels & Resorts Worldwide, Inc.
7.875%, 5/01/12		362	389,150

			533,807

8

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

CONSUMER CYCLICAL—RETAILERS–0.2%
JC Penney Co., Inc.
5.65%, 6/01/20	U.S.$		335	$327,462
Limited Brands, Inc.
6.90%, 7/15/17			45	45,113

				372,575

CONSUMER NON-CYCLICAL–0.3%
Bausch & Lomb, Inc. 9.875%, 11/01/15			155	159,262
HCA, Inc.
7.875%, 2/15/20			125	128,594
8.50%, 4/15/19			40	42,400
Mylan, Inc.
7.625%, 7/15/17(a)			25	25,500
7.875%, 7/15/20(a)			140	142,800

				498,556

ENERGY–0.1%
Tesoro Corp.
6.50%, 6/01/17			190	173,850

TRANSPORTATION—AIRLINES–0.0%
Continental Airlines, Inc.
Series 2003-ERJ1
7.875%, 1/02/20			36	31,878

				4,246,028

FINANCIAL INSTITUTIONS–1.2%
BANKING–0.9%
ABN Amro Bank NV
4.31%, 3/10/16		EUR	125	96,299
BankAmerica Capital II
Series 2
8.00%, 12/15/26	U.S.$		98	95,060
Commerzbank Capital Funding Trust I
5.012%, 4/12/16(d)		EUR	200	127,176
LBG Capital No.1 PLC
8.00%, 6/15/20(a)	U.S.$		770	596,750
RBS Capital Trust III
5.512%, 9/30/14			335	165,825
Regions Financial Corp.
6.375%, 5/15/12			215	212,251
Royal Bank of Scotland Group PLC
7.648%, 9/30/31			115	86,250
Union Planters Corp.
7.75%, 3/01/11			143	144,982

				1,524,593

BROKERAGE–0.0%
Lehman Brothers Holdings, Inc.
6.20%, 9/26/14(d)			75	14,812
7.875%, 11/01/09(d)			43	8,493

				23,305

	Principal Amount (000)		U.S. $ Value

FINANCE–0.0%
International Lease Finance Corp.
5.65%, 6/01/14	U.S.$	65	$57,688

INSURANCE–0.3%
ING Capital Funding TR III
8.439%, 12/31/10		270	234,900
Liberty Mutual Group, Inc.
7.80%, 3/15/37(a)		80	65,600
XL Capital Ltd.
Series E
6.50%, 4/15/17		240	165,600

			466,100

			2,071,686

UTILITY–0.8%
ELECTRIC–0.6%
CMS Energy Corp.
8.75%, 6/15/19		145	160,093
Dynegy Holdings, Inc.
8.375%, 5/01/16		205	162,206
Dynegy Roseton / Danskammer Pass Through Trust
Series B
7.67%, 11/08/16		195	171,600
NRG Energy, Inc.
7.25%, 2/01/14		260	263,575
RRI Energy, Inc.
7.625%, 6/15/14		95	93,575
7.875%, 6/15/17		155	146,475

			997,524

NATURAL GAS–0.2%
Enterprise Products Operating LLC
Series A
8.375%, 8/01/66		305	304,619

			1,302,143

Total Corporates—Non-Investment Grades (cost $7,711,417)			7,619,857

CMOs–2.2%
AGENCY FLOATING RATE–1.5%
Fannie Mae REMICs
Series 2004-92, Class FD
0.697%, 5/25/34(b)		523	521,866
Series 2005-83, Class KT
0.647%, 10/25/35(b)		467	464,953
Series 2005-99, Class AF
0.697%, 12/25/35(b)		459	457,963
Freddie Mac REMICs
Series 2920, Class F
0.65%, 1/15/35(b)		479	478,203
Series 3001, Class HN
0.65%, 5/15/35(b)		495	492,517

			2,415,502

9

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

NON-AGENCY ARMS–0.5%
Bear Stearns Alt-A Trust
Series 2006-3, Class 22A1
5.638%, 5/25/36	U.S.$	132	$63,043
Series 2007-1, Class 21A1
5.453%, 1/25/47		209	125,507
Citigroup Mortgage Loan Trust, Inc.
Series 2005-2, Class 1A4
5.135%, 5/25/35		288	251,559
Series 2006-AR1, Class 3A1
5.50%, 3/25/36(b)		391	259,564
Indymac Index Mortgage Loan Trust
Series 2006-AR7, Class 4A1
5.724%, 5/25/36		187	113,599

			813,272

NON-AGENCY FLOATING RATE–0.1%
Countrywide Alternative Loan Trust
Series 2005-62, Class 2A1
1.413%, 12/25/35(b)		118	65,024
Series 2007-OA3, Class M1
0.657%, 4/25/47(b) (g)		145	590
WaMu Mortgage Pass Through Certificates
Series 2007-OA1, Class A1A
1.121%, 2/25/47(b)		306	170,441
Series 2007-OA3, Class B1
0.797%, 4/25/47(b) (g)		445	1,305

			237,360

NON-AGENCY FIXED RATE–0.1%
JP Morgan Alternative Loan Trust
Series 2006-A3, Class 2A1
6.048%, 7/25/36		380	234,608

AGENCY FIXED RATE–0.0%
Fannie Mae Grantor Trust
Series 2004-T5, Class AB4
0.633%, 5/28/35		50	47,252

Total CMOs (cost $5,051,084)			3,747,994

ASSET-BACKED SECURITIES–1.5%
CREDIT CARDS—FLOATING RATE–0.9%
Chase Issuance Trust Series
2007-A1, Class A1
0.37%, 3/15/13(b)		875	874,382
Discover Card Master Trust
Series 2009-A1, Class A1
1.65%, 12/15/14(b)		180	183,011
Series 2009-A2, Class A
1.65%, 2/17/15(b)		185	188,318
Series 2010-A1, Class A1
1.00%, 9/15/15(b)		166	166,889

	Principal Amount (000)		U.S. $ Value

MBNA Credit Card Master Note Trust
Series 2006-A2, Class A2
0.41%, 6/15/15(b)	U.S.$	160	$158,672

			1,571,272

HOME EQUITY LOANS—FIXED RATE–0.3%
Asset Backed Funding Certificates
Series 2003-WF1, Class A2
1.468%, 12/25/32		92	66,989
Citifinancial Mortgage Securities, Inc.
Series 2003-1, Class AFPT
3.36%, 1/25/33		76	65,601
Countrywide Asset-Backed Certificates
Series 2007-S1, Class A3
5.81%, 11/25/36		325	149,685
Credit-Based Asset Servicing and Securitization LLC
Series 2003-CB1, Class AF
3.95%, 1/25/33		206	176,797

			459,072

HOME EQUITY LOANS—FLOATING RATE–0.2%
Home Equity Asset Trust
Series 2007-2, Class M1
0.777%, 7/25/37(b) (g)		67	662
HSBC Home Equity Loan Trust
Series 2005-3, Class A1
0.608%, 1/20/35(b)		120	101,648
Indymac Residential Asset Backed Trust
Series 2006-D, Class 2A2
0.457%, 11/25/36(b)		360	255,757
Option One Mortgage Loan Trust
Series 2007-2, Class M1
0.707%, 3/25/37(b) (g)		160	1,785

			359,852

OTHER ABS—FIXED RATE–0.1%
Dunkin Securitization
Series 2006-1, Class A2
5.779%, 6/20/31(a)		100	96,625

Total Asset-Backed Securities (cost $3,049,157)			2,486,821

GOVERNMENTS—SOVEREIGN AGENCIES–1.4%
GERMANY–0.1%
Landwirtschaftliche Rentenbank
5.125%, 2/01/17		70	79,290

UNITED KINGDOM–1.3%
Royal Bank of Scotland PLC (The)
1.45%, 10/20/11(a)		1,307	1,309,474
2.625%, 5/11/12(a)		895	915,394

			2,224,868

10

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

Total Governments—Sovereign Agencies (cost $2,273,065)	U.S.$			$2,304,158

INFLATION-LINKED SECURITIES–1.1%
UNITED STATES–1.1%
U.S. Treasury Inflation Index 3.00%, 7/15/12 (TIPS) (cost $1,743,089)			1,679	1,786,411

GOVERNMENTS—SOVEREIGN BONDS–0.8%
CROATIA–0.3%
Republic of Croatia
6.75%, 11/05/19(a)			435	455,379

LITHUANIA–0.3%
Republic of Lithuania
6.75%, 1/15/15(a)			430	450,653

PERU–0.2%
Republic of Peru
8.75%, 11/21/33			266	361,095

POLAND–0.0%
Republic of Poland
6.375%, 7/15/19			50	54,250

Total Governments—Sovereign Bonds (cost $1,257,335)				1,321,377

AGENCIES–0.7%
AGENCY DEBENTURES–0.7%
Federal National Mortgage Association 6.25%, 5/15/29 (cost $1,303,364)			1,020	1,262,048

QUASI-SOVEREIGNS–0.7%
QUASI-SOVEREIGN BONDS–0.7%
KAZAKHSTAN–0.1%
KazMunaiGaz Finance Sub BV
7.00%, 5/05/20(a)			212	212,806

MALAYSIA–0.3%
Petronas Capital Ltd.
5.25%, 8/12/19(a)			420	441,592

RUSSIA–0.3%
RSHB Capital SA for OJSC Russian Agricultural Bank
6.299%, 5/15/17(a)			480	476,400

Total Quasi-Sovereigns (cost $1,105,299)				1,130,798

SUPRANATIONALS–0.4%
European Bank for Reconstruction & Development
Series G
9.25%, 9/10/12(h)		BRL	1,150	632,137
European Investment Bank
4.875%, 2/15/36	U.S.$		110	115,987

Total Supranationals (cost $767,454)				748,124

	Principal Amount (000)		U.S. $ Value

LOCAL GOVERNMENTS—MUNICIPAL BONDS–0.3%
UNITED STATES–0.3%
State of California
7.625%, 3/01/40
(cost $413,582)	U.S.$	405	$437,590

	Shares

PREFERRED STOCKS–0.2% FINANCIAL INSTITUTIONS–0.2%
FINANCE–0.1%
Citigroup Capital XII
8.50%	7,000	175,000

REITS–0.1%
Sovereign Real Estate Investment Trust
12.00% (a)	93	98,580

		273,580

NON CORPORATE SECTORS–0.0%
AGENCIES—GOVERNMENT SPONSORED–0.0%
Federal Home Loan Mortgage Corp.
Series Z
8.375%	2,400	816
Federal National Mortgage Association
8.25%	2,950	1,003

		1,819

Total Preferred Stocks (cost $396,409)		275,399

	Principal Amount (000)

EMERGING MARKETS—CORPORATE BONDS–0.1%
INDUSTRIAL–0.1%
ENERGY–0.1%
Ecopetrol SA
7.625%, 7/23/19	U.S.$	143	$161,948

FINANCIAL INSTITUTIONS–0.0%
OTHER FINANCE–0.0%
AES El Salvador Trust
6.75%, 2/01/16(a)		100	93,493

Total Emerging Markets—Corporate Bonds (cost $242,208)			255,441

11

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Shares	U.S. $ Value

COMMON STOCKS–0.0%
Broder Brothers Co.	3,463	$0
Dex One Corp.(i)	1,786	33,934

Total Common Stocks (cost $368,283)		33,934

WARRANTS–0.0%
Charter Communications, Inc., expiring 11/30/14(i) (cost $2,140)	1,070	5,617

	Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–6.1%
TIME DEPOSIT–6.1%
State Street Time Deposit 0.01%, 7/01/10 (cost $10,196,000)	U.S.$	10,196	$10,196,000

TOTAL INVESTMENTS–102.2% (cost $165,303,152)			170,941,911
Other assets less liabilities–(2.2)%			(3,731,246)

NET ASSETS–100.0%			$167,210,665

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Bond 30 Yr Futures	1	September 2010	$124,525	$127,500	$2,975
U.S. T-Note 5 Yr Futures	49	September 2010	5,734,230	5,799,226	64,996

					$67,971

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 8/26/10	3,031	$2,590,246	$2,535,020	$(55,226)
Canadian Dollar settling 7/22/10	1,701	1,645,641	1,597,950	(47,691)
Malaysian Ringgit settling 7/29/10	2,700	839,988	832,990	(6,998)
Norwegian Krone settling 9/02/10	5,380	835,276	824,066	(11,210)
South Korean Won settling 7/29/10	3,760,856	3,372,512	3,074,863	(297,649)

Sale Contracts:
British Pound settling 7/26/10	93	134,182	139,017	(4,835)
Euro settling 8/25/10	4,023	4,944,797	4,920,722	24,075
Japanese Yen settling 7/15/10	427,327	4,590,080	4,834,182	(244,102)
Swiss Franc settling 8/11/10	1,859	1,605,074	1,725,631	(120,557)

12

AllianceBernstein Variable Products Series Fund

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate		Maturity	U.S. $ Value at June 30, 2010
JP Morgan Chase	(0.40	)%*	12/31/10	$657,973

*	Interest payment due from counterparty.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the aggregate market value of these securities amounted to $14,433,384 or 8.6% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at June 30, 2010.

(c)	Variable rate coupon, rate shown as of June 30, 2010.

(d)	Security is in default and is non-income producing.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.02% of net assets as of June 30, 2010, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Broder Brothers Co. 12.00%, 10/15/13	5/21/09	$69,533	$30,451	0.02%
Greektown Holdings LLC 10.75%, 12/01/13	11/22/05	54,539	3,506	0.00%

(f)	Pay-In-Kind Payments (PIK).

(g)	Illiquid security.

(h)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The aggregate market value of these securities amounted to $632,137.

(i)	Non-income producing security.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of June 30, 2010, the fund’s total exposure to subprime investments was 1.26% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Currency Abbreviations

BRL—Brazilian Real

EUR—Euro

GBP—Pound Sterling

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

CMOs—Collateralized Mortgage Obligations

LP—Limited Partnership

OJSC—Open Joint Stock Company

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

13

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $165,303,152)	$170,941,911
Cash	41,817	(a)
Interest receivable	1,521,001
Receivable for investment securities sold	1,142,351
Unrealized appreciation of forward currency exchange contracts	24,075
Receivable for capital stock sold	9,844
Other assets	309,159

Total assets	173,990,158

LIABILITIES
Payable for investment securities purchased	4,252,913
Payable for capital stock redeemed	881,054
Unrealized depreciation of forward currency exchange contracts	788,268
Payable for reverse repurchase agreements	657,973
Advisory fee payable	61,838
Administrative fee payable	17,020
Distribution fee payable	8,403
Payable for variation margin on futures contracts	3,453
Transfer Agent fee payable	157
Accrued expenses	108,414

Total liabilities	6,779,493

NET ASSETS	$167,210,665

COMPOSITION OF NET ASSETS
Capital stock, at par	$13,933
Additional paid-in capital	158,929,081
Undistributed net investment income	2,641,111
Accumulated net realized gain on investment and foreign currency transactions	598,849
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	5,027,691

	$167,210,665

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$126,277,231	10,499,565	$12.03
B	$40,933,434	3,433,415	$11.92

(a)	An amount of $41,300 has been segregated to collateralize margin requirements for open futures contracts outstanding at June 30, 2010.

See notes to financial statements.

14

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$3,640,074
Dividends	9,836

3,649,910

EXPENSES
Advisory fee (see Note B)	378,302
Distribution fee—Class B	50,996
Transfer agency—Class A	1,503
Transfer agency—Class B	481
Custodian	75,000
Administrative	39,820
Printing	33,011
Audit	21,100
Legal	16,290
Directors’ fees	2,068
Miscellaneous	3,470

Total expenses	622,041

Net investment income	3,027,869

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	1,451,924
Futures contracts	105,166
Swap contracts	194,000
Foreign currency transactions	1,152,606
Net change in unrealized appreciation/depreciation of:
Investments	4,978,402
Futures contracts	69,073
Swap contracts	(186,653)
Foreign currency denominated assets and liabilities	(866,512)

Net gain on investment and foreign currency transactions	6,898,006

NET INCREASE IN NET ASSETS FROM OPERATIONS	$9,925,875

See notes to financial statements.

15

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$3,027,869	$7,793,968
Net realized gain on investment and foreign currency transactions	2,903,696	3,021,971
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	3,994,310	17,458,738

Net increase in net assets from operations	9,925,875	28,274,677
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(6,728,638)	(4,631,069)
Class B	(2,087,519)	(1,370,253)
CAPITAL STOCK TRANSACTIONS
Net decrease	(4,886,704)	(21,325,314)

Total increase (decrease)	(3,776,986)	948,041
NET ASSETS
Beginning of period	170,987,651	170,039,610

End of period (including undistributed net investment income of $2,641,111 and $8,429,399, respectively)	$167,210,665	$170,987,651

See notes to financial statements.

16

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”), is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

17

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Assets:
Corporates—Investment Grades	$—	$55,704,687	$264,288	$55,968,975
Governments—Treasuries	—	35,891,339	—	35,891,339
Mortgage Pass-Thru’s	—	28,294,504	—	28,294,504
Commercial Mortgage-Backed Securities	—	13,567,174	3,608,350	17,175,524
Corporates—Non-Investment Grades	—	7,619,857	—	7,619,857
CMOs	—	2,462,754	1,285,240	3,747,994
Asset-Backed Securities	—	1,571,272	915,549	2,486,821
Governments—Sovereign Agencies	—	2,304,158	—	2,304,158
Inflation-Linked Securities	—	1,786,411	—	1,786,411
Governments—Sovereign Bonds	—	1,321,377	—	1,321,377
Agencies	—	1,262,048	—	1,262,048
Quasi-Sovereigns	—	1,130,798	—	1,130,798
Supranationals	—	115,987	632,137	748,124
Local Governments—Municipal Bonds	—	437,590	—	437,590
Preferred Stocks	176,819	98,580	—	275,399
Emerging Markets—Corporate Bonds	—	255,441	—	255,441
Common Stocks	33,934	—	—	33,934
Warrants	—	—	5,617	5,617
Short-Term Investments	—	10,196,000	—	10,196,000

Total Investments in Securities	210,753	164,019,977	6,711,181	170,941,911
Other Financial Instruments*:
Assets
Futures Contracts	67,971	—	—	67,971
Forward Currency Exchange Contracts	—	24,075	—	24,075
Liabilities
Forward Currency Exchange Contracts	—	(788,268)	—	(788,268)

Total	$278,724	$163,255,784	$6,711,181	$170,245,689

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

18

AllianceBernstein Variable Products Series Fund

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporates- Investment Grades		Commercial Mortgage- Backed Securities		CMOs		Asset- Backed Securities
Balance as of 12/31/09	$264,115		$1,310,523		$1,328,791		$999,348
Accrued discounts /premiums	21		13,057		13		90
Realized gain (loss)	—		—		530		426
Change in unrealized appreciation/depreciation	152		464,784		87,297		497,121
Net purchases (sales)	—		—		(131,391)		(581,436)
Transfers into Level 3	—		1,819,986		—		—
Transfers out of Level 3	–0	–	–0	–	–0	–	–0	–

Balance as of 6/30/10	$264,288		$3,608,350		$1,285,240		$915,549

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/10*	$152		$464,784		$87,297		$496,806

	Supranationals		Warrants		Total
Balance as of 12/31/09	$—		$—		$3,902,777
Accrued discounts /premiums	291		—		13,472
Realized gain (loss)	—		—		956
Change in unrealized appreciation/depreciation	(25,524)		(1,071)		1,022,759
Net purchases (sales)	657,370		—		(55,457)
Transfers into Level 3	—		6,688		1,826,674
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 6/30/10	$632,137		$5,617		$6,711,181

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/10*	$(25,524)		$(1,071)		$1,022,444

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

19

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2010, such fee amounted to $39,820.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2010.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

20

AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2010 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$21,845,624	$30,945,533
U.S. government securities	43,214,582	42,701,150

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, swap contracts and foreign currency transactions) are as follows:

Gross unrealized appreciation	$9,312,812
Gross unrealized depreciation	(3,674,053)

Net unrealized appreciation	$5,638,759

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

21

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2010, the Portfolio had no transactions in written options.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Portfolio may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective

22

AllianceBernstein Variable Products Series Fund

commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction.

At June 30, 2010, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$24,075		Unrealized depreciation of forward currency exchange contracts	$788,268
Interest rate contracts	Receivable for variation margin on futures contracts	67,971	*

Total		$92,046			$788,268

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

23

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$370,390	$(862,422)
Interest rate contracts	Net realized gain on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	194,000	(186,653)
Interest rate contracts	Net realized gain on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	105,166	69,073

Total		$669,556	$(980,002)

For the six months ended June 30, 2010, the average monthly principal amount of foreign currency exchange contracts was $32,807,449, average monthly original value of futures contracts was $2,511,157 and average monthly notional amount of interest rate swaps was $3,263,571.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended June 30, 2010, the Portfolio earned drop income of $26,893 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended June 30, 2010, the average amount of reverse repurchase agreements outstanding was $416,327 and the daily weighted average interest rate was -0.45%. During the period, the Portfolio received net interest payment from counterparties.

24

AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
Class A
Shares sold	450,647	825,299	$5,447,272	$9,170,402
Shares issued in reinvestment of dividends	563,537	435,251	6,728,638	4,631,069
Shares redeemed	(1,341,039)	(2,731,935)	(16,375,931)	(30,260,650)

Net decrease	(326,855)	(1,471,385)	$(4,200,021)	$(16,459,179)

Class B
Shares sold	198,791	554,181	$2,389,204	$6,108,982
Shares issued in reinvestment of dividends	176,311	129,882	2,087,520	1,370,253
Shares redeemed	(427,079)	(1,133,057)	(5,163,407)	(12,345,370)

Net decrease	(51,977)	(448,994)	$(686,683)	$(4,866,135)

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

During the year ended December 31, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $920,116. The Portfolio’s claim to these obligations subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). As of June 30, 2010, the Bankruptcy Claim, based upon the estimated recovery value, was being valued at $309,159 (33.60% of the Bankruptcy Claim). The estimated recovery value may change over time. The Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

25

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2010.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2010 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 were as follows:

	2009		2008
Distributions paid from:
Ordinary income	$6,001,322		$4,086,954
Long-term capital gains	–0	–	–0	–

Total taxable distributions	$6,001,322		$4,086,954

Total distributions paid	$6,001,322		$4,086,954

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,774,449
Accumulated capital and other losses	(2,424,598	)(a)
Unrealized appreciation/(depreciation)	808,081	(b)

Total accumulated earnings/(deficit)	$7,157,932

(a)	On December 31, 2009, the Portfolio had a net capital loss carryforward for federal income tax purposes of $2,235,491 (of which approximately $665,580 and $545,980, respectively, were attributable to the purchase of net assets of AllianceBernstein High Yield Portfolio and AllianceBernstein Global Bond Portfolio) of which $125,778 expires in the year 2012, $749,515 expires in the year 2013, $357,884 expires in the year 2014, $336,267 expires in the year 2015 and $666,047 expires in the year 2016. During the fiscal year, the Portfolio had capital loss carryforwards expire of $2,755,811 and utilized of $1,452,577. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. As a result of the merger with AllianceBernstein High Yield Portfolio and AllianceBernstein Global Bond Portfolio into the Portfolio, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code. As of December 31, 2009, the Portfolio had deferred straddle losses of $189,107.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax treatment of swap income, and the realization for tax purposes of gains/losses on certain derivative instruments.

26

AllianceBernstein Variable Products Series Fund

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

27

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31,
2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.98	$10.50	$11.78	$11.78	$11.82	$12.28

Income From Investment Operations
Net investment income (a)	.22	.52	.51	.54	.50	.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.50	1.37	(1.22)	.01	(.06)	(.17)
Contributions from Adviser	–0	–	–0	–	.00	(b)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.72	1.89	(.71)	.55	.44	.24

Less: Dividends and Distributions
Dividends from net investment income	(.67)	(.41)	(.57)	(.55)	(.48)	(.36)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	–0	–	(.34)

Total dividends and distributions	(.67)	(.41)	(.57)	(.55)	(.48)	(.70)

Net asset value, end of period	$12.03	$11.98	$10.50	$11.78	$11.78	$11.82

Total Return
Total investment return based on net asset value (c)	6.03	%*	18.51	%*	(6.38	)%*	4.85%	3.93%	1.98%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$126,277	$129,647	$129,111	$66,305	$71,655	$83,329
Ratio to average net assets of:
Expenses	.68	%(d)(e)	.69%	.64%	.78%	.77	%(e)	.71%
Net investment income	3.66	%(d)(e)	4.69%	4.72%	4.58%	4.25	%(e)	3.37%
Portfolio turnover rate	39%	102%	106%	90%	327%	529%

See footnote summary on page 29.

28

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31,
2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.86	$10.40	$11.67	$11.67	$11.72	$12.18

Income From Investment Operations
Net investment income (a)	.20	.49	.48	.50	.46	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.50	1.36	(1.21)	.02	(.06)	(.17)
Contributions from Adviser	–0	–	–0	–	.00	(b)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.70	1.85	(.73)	.52	.40	.21

Less: Dividends and Distributions
Dividends from net investment income	(.64)	(.39)	(.54)	(.52)	(.45)	(.33)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	–0	–	(.34)

Total dividends and distributions	(.64)	(.39)	(.54)	(.52)	(.45)	(.67)

Net asset value, end of period	$11.92	$11.86	$10.40	$11.67	$11.67	$11.72

Total Return
Total investment return based on net asset value (c)	5.90	%*	18.20	%*	(6.59	)%*	4.60%	3.59%	1.75%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,934	$41,341	$40,929	$20,289	$22,340	$24,716
Ratio to average net assets of:
Expenses	.93	%(d)(e)	.94%	.89%	1.03%	1.02	%(e)	.96%
Net investment income	3.41	%(d)(e)	4.44%	4.47%	4.32%	4.01	%(e)	3.14%
Portfolio turnover rate	39%	102%	106%	90%	327%	529%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2010 and years ended December 31, 2009 and December 31, 2008 by 0.03%, 0.01% and 0.09%, respectively.

See notes to financial statements.

29

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE FINANCIAL STATEMENTS OR SHAREHOLDER REPORT

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), with respect to AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”).2 ,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Net Assets 09/30/09 ($MIL)	Advisory Fee Based on % of Average Daily Net Assets	Portfolio
Low Risk Income	$171.7	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	Intermediate Bond Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $88,250 (0.06 % of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Intermediate Bond Portfolio	Class A 0.64% Class B 0.89%	December 31

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2009.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	It should be noted that on April 25, 2008, the Portfolio, formerly known as U.S. Government / High Grade Portfolio, broadened its investment guidelines and then acquired the assets of other fixed income series of the Fund, including Americas Government Income Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio and High Yield Portfolio, and was renamed Intermediate Bond Portfolio.

4	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

30

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Not withstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on September 30, 2009 net assets:

Portfolio	Net Assets 09/30/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Intermediate Bond Portfolio	$171.7	U.S. Strategic Core Plus 0.50% on the first $30 million 0.20% on the balance Minimum Account Size: $25 million	0.252%	0.450%

5

The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style to the Portfolio, which opened in the last three years ending September 30, 2009. Discounts that are negotiated vary based upon each client relationship.

31

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth in the table below is Intermediate Duration Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule on Intermediate Duration Portfolio been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2009 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 on the balance	0.500%	0.450%

Certain of the AllianceBernstein Mutual Funds (“ABMF”), which the Adviser manages, have a similar investment style as the Portfolio and their fee schedules are set forth below. ABMF was also affected by the Adviser’s settlement with the NYAG. As a result, the Portfolio has the same breakpoints as AllianceBernstein Bond Fund, Inc.—Intermediate Bond Portfolio. Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio was not affected by the settlement since the fund has lower breakpoints than the NYAG related fee schedule. Also shown are what would have been the effective advisory fees of the Portfolio had the ABMF fee schedules been applicable to the Portfolio based on September 30, 2009 net assets and the Portfolio’s advisory fee:

Portfolio	ABMF Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Bond Fund, Inc.—Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.450%

Intermediate Bond Portfolio	Intermediate Duration Institutional Portfolio[6]	0.50% on first $1 billion 0.45% on the balance	0.500%	0.450%

6	Intermediate Duration Institutional Portfolio has an expense cap of 0.45%, which effectively reduces the advisory fee of the fund.

32

AllianceBernstein Variable Products Series Fund

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is the Portfolio’s advisory fees and the effective management fees7 of the sub-advisory relationships based on September 30, 2009 net assets:8

Fund	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Fund Management Effective Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Client #1	AB Sub-Advisory Fee Schedule: 0.29% on first $100 million 0.20% thereafter	0.252	0.450

		Client #1 Advisory Fee Schedule: 0.40% on first $4 billion 0.38% on next $4 billion 0.36% thereafter	0.400

		Client #1 Administrative Fee The sub-advised fund is utilized as an underlying fund for funds-of-funds. There is no administration fee at the underlying fund level.

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

7	Management fees include advisory fees and administration fees.

8	In all cases the sub-adviser, AllianceBernstein, is paid by the sub-advised funds’ advisers.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

33

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio.

Portfolio	Contractual Management Fee[11]	Lipper Exp. Group Median	Rank
Intermediate Bond Portfolio[12]	0.450	0.495	6/18

However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification.13 A “normal” EU will include funds that have the same investment objective/classification as the subject portfolio.14 Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown:

Portfolio	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.638	0.639	9/18	0.609	22/35

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution services to the Portfolio and receive transfer agent fees and Rule 12b-1 payments.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

12	The Portfolio’s EG includes the Portfolio, eight other A-rated Corporate Debt Funds and nine BBB-rated Corporate Debt funds.

13	The expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested only that the EGs be expanded.

14	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year Class A share total expense ratio.

34

AllianceBernstein Variable Products Series Fund

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees it 0.25%. During the fiscal year ended December 31, 2008, ABI received $97,267 in Rule 12b-1 fees from the Portfolio.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2008, the Adviser determined that it made payments in the amount of $266,578 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”).16 During the most recently completed fiscal year, ABIS received a fee of $969 from the Portfolio.17

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 19 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

16	It should be noted that the insurance companies, linked to the variable products, provide additional shareholder services for the Portfolios, including record keeping, administration and customer service for contract holders.

17	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2008.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

19	The Deli study was originally published in 2002 based on 1997 data.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

35

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $498 billion as of September 30, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio21 relative to its Lipper Performance Group (“PG”)22 and Lipper Performance Universe (“PU”) for the periods ended July 31, 2009.23

Portfolio	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.94	6.32	5.94	6/9	10/19
3 year	4.31	4.31	4.21	5/9	9/19
5 year	3.66	3.91	3.79	6/9	10/18
10 year	5.02	5.06	5.04	6/9	10/18

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information for the Portfolio is also shown.26

	Periods Ending July 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio	5.94	4.31	3.66	5.02	5.20	4.58	0.40	10
Barclays Capital U.S. Government Bond Index	6.67	7.02	5.31	6.13	6.28	4.53	0.65	10
Inception Date: September 17, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2009

21	The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

22	The Portfolio’s PG/PU are not identical to the Portfolio’s EG/EU, as the criteria for including/excluding a fund in/from a PG/PU are somewhat different from that of an EG/EU.

23	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2009.

26	Portfolio volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

36

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Growth Portfolio

June 30, 2010

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Growth Portfolio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$877.66	$4.38	0.94%
Hypothetical (5% return before expenses)	$1,000	$1,020.13	$4.71	0.94%

Class B
Actual	$1,000	$876.67	$5.54	1.19%
Hypothetical (5% return before expenses)	$1,000	$1,018.89	$5.96	1.19%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Investimentos Itau SA (Preference Shares)	$5,091,635	3.1%
Nestle SA	3,884,220	2.4
British American Tobacco PLC	3,530,196	2.2
Tesco PLC	3,447,315	2.1
HSBC Holdings PLC	3,425,422	2.1
Partners Group Holding AG	3,273,829	2.0
Schlumberger Ltd.	3,126,710	1.9
Standard Chartered PLC	3,102,413	1.9
Rio Tinto PLC	2,825,496	1.7
Equinox Minerals Ltd. (Toronto)	2,694,889	1.6

	$34,402,125	21.0%

SECTOR DIVERSIFICATION

June 30, 2010 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$37,269,158	22.8%
Industrials	21,122,575	12.9
Materials	19,657,857	12.1
Consumer Discretionary	17,758,428	10.9
Energy	16,413,026	10.1
Consumer Staples	15,955,547	9.8
Information Technology	12,914,315	7.9
Health Care	12,260,975	7.5
Telecommunication Services	8,224,196	5.0
Utilities	1,298,016	0.8
Short-Term Investments	380,000	0.2

Total Investments	$163,254,093	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

INTERNATIONAL GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION*
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United Kingdom	$37,023,276	22.7%
Switzerland	18,549,163	11.4
Japan	14,295,269	8.8
China	12,614,350	7.7
Brazil	12,262,784	7.5
France	11,120,789	6.8
Germany	7,917,575	4.8
South Africa	5,421,394	3.3
Netherlands	4,392,348	2.7
India	4,026,914	2.5
Canada	3,563,082	2.2
South Korea	3,316,243	2.0
Italy	3,215,727	2.0
Other	25,155,179	15.4
Short-Term Investments	380,000	0.2

Total Investments	$163,254,093	100.0%

*	All data are as of June 30, 2010. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.5% or less in the following countries: Australia, Belgium, Egypt, Hong Kong, Indonesia, Ireland, Israel, Mexico, Nigeria, Russia, Singapore, Spain, Sweden, Taiwan, Turkey and United States.

3

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.8%

FINANCIALS–22.0%
CAPITAL MARKETS–5.6%
Azimut Holding SpA	61,305	$506,041
Credit Suisse Group AG	38,755	1,457,081
GAM Holding Ltd.(a)	60,159	650,110
Julius Baer Group Ltd.	73,560	2,097,386
Man Group PLC	338,962	1,123,627
Partners Group Holding AG	27,133	3,273,829

		9,108,074

COMMERCIAL BANKS–13.2%
Bank Central Asia Tbk PT	1,831,500	1,191,666
BNP Paribas	25,230	1,357,393
Commercial International Bank Egypt SAE	55,564	647,586
HSBC Holdings PLC	374,949	3,425,422
Industrial & Commercial Bank of China–Class H	3,611,000	2,629,261
Investimentos Itau SA (Preference Shares)	858,114	5,091,635
Standard Bank Group Ltd.	42,800	567,574
Standard Chartered PLC	127,407	3,102,413
Turkiye Garanti Bankasi AS	349,700	1,455,322
United Overseas Bank Ltd.	149,000	2,072,867

		21,541,139

DIVERSIFIED FINANCIAL SERVICES–1.8%
FirstRand Ltd.	285,800	668,965
IG Group Holdings PLC	239,238	1,494,664
Singapore Exchange Ltd.	165,000	865,298

		3,028,927

INSURANCE–1.4%
China Life Insurance Co., Ltd.–Class H	539,000	2,353,768

		36,031,908

INDUSTRIALS–12.9%
AEROSPACE & DEFENSE–0.8%
Safran SA	45,700	1,274,812

AIRLINES–0.5%
British Airways PLC(a)	262,697	763,206

COMMERCIAL SERVICES & SUPPLIES–0.8%
Secom Co., Ltd.	29,600	1,314,419

CONSTRUCTION & ENGINEERING–1.6%
Samsung Engineering Co., Ltd.	13,832	1,280,942
Vinci SA	32,100	1,332,844

		2,613,786

Company	Shares	U.S. $ Value

ELECTRICAL EQUIPMENT–1.8%
ABB Ltd. (REG)(a)	101,112	$1,760,421
SMA Solar Technology AG	11,318	1,159,232

		2,919,653

INDUSTRIAL CONGLOMERATES–1.2%
Koninklijke Philips Electronics NV	66,404	1,982,959

MACHINERY–2.9%
Komatsu Ltd.	87,500	1,575,536
MAN SE	18,851	1,554,113
SKF AB	86,692	1,555,878

		4,685,527

MARINE–1.4%
China Shipping Development Co., Ltd.–Class H	1,038,000	1,309,493
Orient Overseas International Ltd.(a)	151,000	1,069,796

		2,379,289

ROAD & RAIL–1.0%
East Japan Railway Co.	24,900	1,657,980

TRADING COMPANIES & DISTRIBUTORS–0.9%
Mitsubishi Corp.	74,000	1,530,944

		21,122,575

MATERIALS–12.0%
CHEMICALS–0.3%
Lanxess AG	10,500	441,960

CONSTRUCTION MATERIALS–0.6%
CRH PLC (London)	46,903	966,347

METALS & MINING–10.2%
ArcelorMittal (Euronext Amsterdam)	28,800	772,467
Centamin Egypt Ltd.(a)	181,700	443,040
Equinox Minerals Ltd. (Toronto)(a)	769,127	2,694,889
Evraz Group SA (GDR)(a)(b)	30,216	714,004
Impala Platinum Holdings Ltd.	47,900	1,114,827
MMX Mineracao e Metalicos SA(a)	124,176	723,729
Rio Tinto PLC	64,341	2,825,496
Sterlite Industries India Ltd. (ADR)	111,700	1,590,608
Usinas Siderurgicas de Minas Gerais SA (Preference Shares)–Class A	75,700	2,017,688
Vale SA (Sponsored ADR) (Local Preference Shares)	70,850	1,489,267
Xstrata PLC	175,242	2,294,735

		16,680,750

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

PAPER & FOREST PRODUCTS–0.9%
Fibria Celulose SA (Sponsored ADR)(a)	106,000	$1,568,800

		19,657,857

CONSUMER DISCRETIONARY–10.9%
AUTOMOBILES–1.9%
Daimler AG(a)	37,508	1,897,359
Fiat SpA	111,741	1,147,759

		3,045,118

DISTRIBUTORS–0.8%
Imperial Holdings Ltd.	122,293	1,360,046

HOTELS, RESTAURANTS & LEISURE–2.0%
Carnival PLC	41,425	1,341,813
Compass Group PLC	61,865	470,637
Ctrip.com International Ltd. (ADR)(a)	19,700	739,932
Oriental Land Co., Ltd.	8,600	718,726

		3,271,108

MEDIA–3.7%
British Sky Broadcasting Group PLC	30,713	320,699
CTC Media, Inc.	18,900	272,916
Eutelsat Communications	67,630	2,264,089
Informa PLC	138,233	730,333
Naspers Ltd.–Class N	19,040	641,181
SES SA (FDR)	54,064	1,124,342
WPP PLC	67,019	631,351

		5,984,911

SPECIALTY RETAIL–1.7%
Belle International Holdings Ltd.	640,000	909,585
Fast Retailing Co., Ltd.	6,500	983,544
Zhongsheng Group Holdings Ltd.(a)	785,500	968,396

		2,861,525

TEXTILES, APPAREL & LUXURY GOODS–0.8%
Cie Financiere Richemont SA	35,395	1,235,720

		17,758,428

ENERGY–10.0%
ENERGY EQUIPMENT & SERVICES–2.8%
Saipem SpA	51,281	1,561,927
Schlumberger Ltd.	56,500	3,126,710

		4,688,637

OIL, GAS & CONSUMABLE FUELS–7.2%
Afren PLC(a)	1,526,975	1,928,310
BG Group PLC	100,869	1,500,209
China Coal Energy Co.–Class H	1,376,000	1,712,083

Company	Shares	U.S. $ Value

China Shenhua Energy Co., Ltd.–Class H	217,500	$784,675
Gulf Keystone Petroleum Ltd.(a)	809,700	816,612
Heritage Oil PLC(a)	182,788	1,070,508
Karoon Gas Australia Ltd.(a)	113,698	564,007
Oando PLC	2,034,151	914,374
Suncor Energy, Inc. (Toronto)	29,500	868,193
Tullow Oil PLC	105,236	1,565,418

		11,724,389

		16,413,026

CONSUMER STAPLES–9.8%
BEVERAGES–1.4%
Anheuser-Busch InBev NV	31,892	1,533,406
Cia de Bebidas das Americas (Preference Shares)	7,000	697,712

		2,231,118

FOOD & STAPLES RETAILING–3.2%
Seven & I Holdings Co., Ltd.	50,700	1,161,602
Tesco PLC	611,073	3,447,315
Wal-Mart de Mexico SAB de CV	289,313	640,902

		5,249,819

FOOD PRODUCTS–3.0%
Danone	19,776	1,060,194
Nestle SA	80,554	3,884,220

		4,944,414

TOBACCO–2.2%
British American Tobacco PLC	111,237	3,530,196

		15,955,547

INFORMATION TECHNOLOGY–7.9%
COMMUNICATIONS EQUIPMENT–1.0%
Telefonaktiebolaget LM Ericsson–Class B	114,392	1,268,860
ZTE Corp.–Class H	86,000	261,127

		1,529,987

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.0%
Samsung Electro-Mechanics Co., Ltd.	8,000	1,000,398
Taiyo Yuden Co., Ltd.	51,000	684,887

		1,685,285

INTERNET SOFTWARE & SERVICES–0.5%
Yahoo! Japan Corp.	2,105	839,000

IT SERVICES–1.3%
Cap Gemini SA	21,242	933,577

5

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2010 (unaudited) (continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Infosys Technologies Ltd. (Sponsored ADR)	19,000	$1,138,290

		2,071,867

OFFICE ELECTRONICS–0.8%
Canon, Inc.	35,600	1,326,792

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.1%
Aixtron AG	28,187	666,376
ARM Holdings PLC	190,400	788,044
ASML Holding NV	35,367	973,295
Samsung Electronics Co., Ltd.	1,650	1,034,903
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	1	10

		3,462,628

SOFTWARE–1.2%
Autonomy Corp. PLC(a)	30,241	824,320
Nintendo Co., Ltd.	4,000	1,174,436

		1,998,756

		12,914,315

HEALTH CARE–7.5%
HEALTH CARE PROVIDERS & SERVICES–0.9%
Diagnosticos da America SA	71,600	673,953
Fresenius Medical Care AG & Co. KGaA	14,765	796,638

		1,470,591

LIFE SCIENCES TOOLS & SERVICES–0.4%
QIAGEN NV(a)	34,111	663,627

PHARMACEUTICALS–6.2%
Aspen Pharmacare Holdings Ltd.(a)	45,086	445,219
Bayer AG	25,087	1,401,897
Mitsubishi Tanabe Pharma Corp.	42,000	639,916
Novartis AG	43,290	2,097,968
Roche Holding AG	15,202	2,092,428
Sanofi-Aventis SA	20,569	1,238,814
Shire PLC	43,383	889,969
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	25,400	1,320,546

		10,126,757

		12,260,975

TELECOMMUNICATION SERVICES–5.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.4%
Iliad SA	6,886	534,724
Telefonica SA	84,068	1,557,333

Company	Shares	U.S. $ Value

XL Axiata Tbk PT(a)	314,000	$140,420

		2,232,477

WIRELESS TELECOMMUNICATION SERVICES–3.6%
America Movil SAB de CV Series L (ADR)	24,800	1,178,000
China Mobile Ltd.	95,500	946,030
MTN Group Ltd.	47,583	623,582
NTT DoCoMo, Inc.	454	687,487
VimpelCom Ltd. (Sponsored ADR)(a)	25,874	418,641
Vodafone Group PLC	1,037,606	2,137,979

		5,991,719

		8,224,196

UTILITIES–0.8%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.8%
NTPC Ltd.	303,480	1,298,016

Total Common Stocks (cost $162,632,211)		161,636,843

WARRANTS–0.8%
FINANCIALS–0.8%
Sberbank of Russian Federation, Merrill Lynch, expiring 11/05/12(a) (cost $1,449,908)	505,000	1,237,250

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.2%
TIME DEPOSIT–0.2%
State Street Time Deposit 0.01%, 7/01/10 (cost $380,000)	$380	380,000

TOTAL INVESTMENTS–99.8% (cost $164,462,119)		163,254,093
Other assets less liabilities–0.2%		353,008

NET ASSETS–100.0%		$163,607,101

6

AllianceBernstein Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 8/16/10	10,905	$9,706,322	$9,131,682	$(574,640)
British Pound settling 8/16/10	4,014	5,954,127	5,997,141	43,014
British Pound settling 8/16/10	1,768	2,669,698	2,641,491	(28,207)
Euro settling 8/16/10	7,680	9,433,113	9,393,596	(39,517)
Japanese Yen settling 8/16/10	621,366	6,704,496	7,032,871	328,375
Japanese Yen settling 8/16/10	284,174	3,116,490	3,216,396	99,906
New Zealand Dollar settling 8/16/10	1,764	1,245,561	1,206,043	(39,518)
New Zealand Dollar settling 8/16/10	10,737	7,646,140	7,340,862	(305,278)
Norwegian Krone settling 8/16/10	31,577	4,903,871	4,841,136	(62,735)
Norwegian Krone settling 8/16/10	9,697	1,636,834	1,486,667	(150,167)
Norwegian Krone settling 8/16/10	46,585	7,516,267	7,142,043	(374,224)
Swedish Krona settling 8/16/10	11,959	1,543,129	1,533,702	(9,427)
Swedish Krona settling 8/16/10	68,639	9,030,140	8,802,724	(227,416)

Sale Contracts:
Australian Dollar settling 8/16/10	2,273	1,991,557	1,903,376	88,181
Australian Dollar settling 8/16/10	1,743	1,433,565	1,459,562	(25,997)
British Pound settling 8/16/10	11,753	17,252,464	17,559,641	(307,177)
Euro settling 8/16/10	8,362	10,514,379	10,227,767	286,612
Euro settling 8/16/10	3,722	4,612,451	4,552,469	59,982
Euro settling 8/16/10	4,198	5,181,592	5,134,677	46,915
New Zealand Dollar settling 8/16/10	1,964	1,332,476	1,342,782	(10,306)
Norwegian Krone settling 8/16/10	33,934	5,242,505	5,202,492	40,013
Swedish Krona settling 8/16/10	64,684	8,293,799	8,295,509	(1,710)
Swiss Franc settling 8/16/10	2,816	2,434,428	2,614,580	(180,152)
Swiss Franc settling 8/16/10	10,847	9,743,369	10,071,145	(327,776)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the market value of this security amounted to $714,004 or 0.4% of net assets.

Glossary:

ADR—American Depository Receipt

FDR—Fiduciary Depositary Receipt

GDR—Global Depository Receipt

REG—Registered Shares

See notes to financial statements.

7

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $164,462,119)	$163,254,093
Cash	936
Foreign currencies, at value (cost $2,283,242)	2,288,652
Receivable for investment securities sold and foreign currency transactions	1,214,502
Unrealized appreciation of forward currency exchange contracts	992,998
Dividends and interest receivable	713,961
Receivable for capital stock sold	140,379

Total assets	168,605,521

LIABILITIES
Unrealized depreciation of forward currency exchange contracts	2,664,247
Payable for investment securities purchased and foreign currency transactions	1,990,715
Advisory fee payable	105,151
Payable for capital stock redeemed	96,253
Administrative fee payable	22,440
Distribution fee payable	13,052
Transfer Agent fee payable	140
Accrued expenses	106,422

Total liabilities	4,998,420

NET ASSETS	$163,607,101

COMPOSITION OF NET ASSETS
Capital stock, at par	$11,462
Additional paid-in capital	226,224,267
Undistributed net investment income	52,891
Accumulated net realized loss on investment and foreign currency transactions	(59,815,577)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(2,865,942)

$163,607,101

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$102,470,561	7,156,404	$14.32
B	$61,136,540	4,305,843	$14.20

See notes to financial statements.

8

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $248,871)	$2,494,062
Interest	873

	2,494,935

EXPENSES
Advisory fee (see Note B)	698,531
Distribution fee—Class B	86,932
Transfer agency—Class A	1,372
Transfer agency—Class B	818
Custodian	66,216
Administrative	39,680
Printing	21,530
Audit	18,100
Legal	16,290
Directors’ fees	2,013
Miscellaneous	6,508

Total expenses	957,990

Net investment income	1,536,945

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	6,163,531	(a)
Foreign currency transactions	3,029,139
Net change in unrealized appreciation/depreciation of:
Investments	(32,326,202	)(b)
Foreign currency denominated assets and liabilities	(2,000,534)

Net loss on investment and foreign currency transactions	(25,134,066)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(23,597,121)

(a)	Net of foreign capital gains taxes of $1,331.

(b)	Net of increase in accrued foreign capital gains taxes of $142,279.

See notes to financial statements.

9

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,536,945	$2,055,227
Net realized gain (loss) on investment and foreign currency transactions	9,192,670	(23,994,826)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(34,326,736)	69,860,367

Net increase (decrease) in net assets from operations	(23,597,121)	47,920,768
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(2,412,560)	(3,925,111)
Class B	(1,333,956)	(2,361,509)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(5,988,680)	29,538,145

Total increase (decrease)	(33,332,317)	71,172,293
NET ASSETS
Beginning of period	196,939,418	125,767,125

End of period (including undistributed net investment income of $52,891 and $2,262,462, respectively)	$163,607,101	$196,939,418

See notes to financial statements.

10

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or

11

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2010 (unaudited) (continued)	AllianceBernstein Variable Products Series Fund

liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2010:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Assets:
Common Stocks
Financials	$5,091,635		$30,940,273		$–0	–	$36,031,908
Industrials	–0	–	21,122,575		–0	–	21,122,575
Materials	10,084,981		9,572,876		–0	–	19,657,857
Consumer Discretionary	1,981,244		15,777,184		–0	–	17,758,428
Energy	3,994,903		12,418,123		–0	–	16,413,026
Consumer Staples	1,338,614		14,616,933		–0	–	15,955,547
Information Technology	1,138,300		11,776,015		–0	–	12,914,315
Health Care	1,994,499		10,266,476		–0	–	12,260,975
Telecommunication Services	1,596,641		6,627,555		–0	–	8,224,196
Utilities	–0	–	1,298,016		–0	–	1,298,016
Warrants	–0	–	–0	–	1,237,250		1,237,250
Short-Term Investments	–0	–	380,000		–0	–	380,000

Total Investments in Securities	27,220,817		134,796,026	+	1,237,250		163,254,093
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	–0	–	992,998		–0	–	992,998
Liabilities
Forward Currency Exchange Contracts	–0	–	(2,664,247)		–0	–	(2,664,247)

Total	$27,220,817		$133,124,777		$1,237,250		$161,582,844

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

12

AllianceBernstein Variable Products Series Fund

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Warrants		Total
Balance as of 12/31/09	$–0	–	$–0	–
Accrued discounts /premiums	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–
Change in unrealized appreciation/depreciation	(212,658)		(212,658)
Net purchases (sales)	1,449,908		1,449,908
Transfer into Level 3	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–

Balance as of 6/30/10	$1,237,250		$1,237,250

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/10*	$(212,658)		$(212,658)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

13

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2010 (unaudited) (continued)	AllianceBernstein Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2010, such fee amounted to $39,680.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2010 amounted to $264,729, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2010.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$117,271,289		$121,913,713
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$11,599,634
Gross unrealized depreciation	(12,807,660)

Net unrealized depreciation	$(1,208,026)

14

AllianceBernstein Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2010, the Portfolio had no transactions in written options.

At June 30, 2010, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$992,998	Unrealized depreciation of forward currency exchange contracts	$2,664,247

Total		$992,998		$2,664,247

15

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2010 (unaudited) (continued)	AllianceBernstein Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$3,197,310	$(2,009,096)

Total		$3,197,310	$(2,009,096)

For the six months ended June 30, 2010, the average monthly principal amount of foreign currency exchange contracts was $102,213,749.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
Class A
Shares sold	233,892	2,255,155	$3,760,841	$34,294,801
Shares issued in reinvestment of dividends	151,829	288,187	2,412,560	3,925,111
Shares redeemed	(691,567)	(1,509,475)	(11,054,194)	(19,928,866)

Net increase (decrease)	(305,846)	1,033,867	$(4,880,793)	$18,291,046

Class B
Shares sold	419,325	1,444,164	$6,835,806	$20,384,907
Shares issued in reinvestment of dividends	84,588	174,668	1,333,956	2,361,509
Shares redeemed	(594,755)	(873,820)	(9,277,649)	(11,499,317)

Net increase (decrease)	(90,842)	745,012	$(1,107,887)	$11,247,099

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

16

AllianceBernstein Variable Products Series Fund

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2010.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2010 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 were as follows:

	2009		2008
Distributions paid from:
Ordinary income	$6,286,620		$1,401,613
Long-term capital gains	–0	–	2,164,129

Total taxable distributions	6,286,620		3,565,742

Total distributions paid	$6,286,620		$3,565,742

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,706,706
Accumulated capital and other losses	(66,825,239	)(a)
Unrealized appreciation/(depreciation)	27,833,542	(b)

Total accumulated earnings/(deficit)	$(35,284,991)

(a)	On December 31, 2009, the Portfolio had a net capital loss carryforward for federal income tax purposes of $66,400,024 of which $23,898,949 expires in the year 2016 and $42,501,075 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2009, the Portfolio defers to January 1, 2010, post October capital losses of $425,215.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gain/losses on certain derivative instruments and the tax treatment of Passive Foreign Investments Companies (“PFIC’s”).

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

17

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2010 (unaudited) (continued)	AllianceBernstein Variable Products Series Fund

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31,
2009	2008	2007	2006	2005
Net asset value, beginning of period	$16.66	$12.52	$24.89	$30.37	$24.27	$20.18

Income From Investment Operations
Net investment income (a)	.14	.22	.38	.20	.30	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.14)	4.59	(12.35)	5.16	6.18	3.94
Contributions from Adviser	–0	–	–0	–	.00	(b)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(2.00)	4.81	(11.97)	5.36	6.48	4.19

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.67)	–0	–	(.56)	(.23)	(.10)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(.40)	(10.28)	(.15)	–0	–

Total dividends and distributions	(.34)	(.67)	(.40)	(10.84)	(.38)	(.10)

Net asset value, end of period	$14.32	$16.66	$12.52	$24.89	$30.37	$24.27

Total Return
Total investment return based on net asset value (c)	(12.23)%	39.58%	(48.85	)%*	18.13%	27.04%	20.84%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$102,470	$124,335	$80,458	$165,642	$81,655	$58,438
Ratio to average net assets of:
Expenses	.94	%(d)(e)	.99%	.98%	1.21	%(e)	1.23	%(e)	1.41%
Net investment income	1.74	%(d)(e)	1.55%	1.93%	.66	%(e)	1.11	%(e)	1.16%
Portfolio turnover rate	65%	118%	90%	126%	74%	43%

See footnote summary on page 20.

19

INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31,
2009	2008	2007	2006	2005
Net asset value, beginning of period	$16.51	$12.41	$24.73	$30.20	$24.16	$20.11

Income From Investment Operations
Net investment income (a)	.12	.18	.31	.13	.22	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.13)	4.55	(12.23)	5.11	6.16	3.91
Contributions from Adviser	–0	–	–0	–	.00	(b)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(2.01)	4.73	(11.92)	5.24	6.38	4.12

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.63)	–0	–	(.43)	(.19)	(.07)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(.40)	(10.28)	(.15)	–0	–

Total dividends and distributions	(.30)	(.63)	(.40)	(10.71)	(.34)	(.07)

Net asset value, end of period	$14.20	$16.51	$12.41	$24.73	$30.20	$24.16

Total Return
Total investment return based on net asset value (c)	(12.33)%	39.24%	(48.96	)%*	17.78%	26.70%	20.55%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61,137	$72,604	$45,309	$57,633	$35,321	$25,215
Ratio to average net assets of:
Expenses	1.19	%(d)(e)	1.24%	1.23%	1.45	%(e)	1.48	%(e)	1.66%
Net investment income	1.50	%(d)(e)	1.28%	1.63%	.45	%(e)	.81	%(e)	.95%
Portfolio turnover rate	65%	118%	90%	126%	74%	43%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2008 by 0.01%.

See notes to financial statements.

20

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein International Growth Portfolio (the “Portfolio”) at a meeting held on May 4-6, 2010.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s

21

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2010 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) All Country (AC) World (ex US) Index (Net) (the “MSCI AC World Index”) and the MSCI World (ex US) Index (Net) (the “MSCI World Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2010, and (in the case of comparisons with the MSCI World Index) the since inception period (September 1994 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period and in the 2nd quintile of the Performance Group and the Performance Universe for the 10-year period, and that the Portfolio underperformed the MSCI AC World Index in the 1-, 3- and 5-year periods but outperformed that index in the 10-year period, and outperformed the MSCI World Index in the 1-, 5- and 10-year and the since inception periods but underperformed that index in the 3-year period. Based on their review, the directors concluded that the Portfolio’s relative performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style similar to that of the Portfolio. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial

22

AllianceBernstein Variable Products Series Fund

differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 6 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

23

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Portfolio
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$197.7	International Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $79,010 (0.06% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
International Growth Portfolio	Class A 0.99%	December 31
Class B 1.24%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

24

AllianceBernstein Variable Products Series Fund

differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2010 net assets:5

Portfolio	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
International Growth Portfolio[6]	$197.7	International Large Cap Growth Schedule 80 bp on 1st $25m 60 bp on next $25m 50 bp on next $50m 40 bp on the balance Minimum account size $25m	0.501	0.750

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	Fees shown for the International Large Cap Growth Strategy are similar, but more concentrated than the Portfolio’s strategy.

25

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein International Growth Fund, Inc. a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein International Growth Fund, Inc.7 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein International Growth Fund, Inc. been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
International Growth Portfolio	International Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Group Median	Rank
International Growth Portfolio	0.750	0.932	1/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009,

7	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

8	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 14.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

26

AllianceBernstein Variable Products Series Fund

when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.13

Portfolio	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Growth Portfolio	0.988	1.040	3/13	1.005	9/23

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2009, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $135,618 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2009, the Adviser determined that it made payment in the amount of $206,757 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

13	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

14	Most recently completed fiscal year end Class A total expense ratio.

27

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,250 from the Portfolio.15

The Portfolio may affect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

15	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2009.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17	The Deli study was originally published in 2002 based on 1997 data.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones v. Harris at 14.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

28

AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended January 31, 2010.22

	Portfolio Return		PG Median (%)		PU Median (%)		PG Rank	PU Rank
1 year		44.78		43.6		41.48	6/13	13/33
3 year	–	8.08	–	6.30	–	6.46	8/11	18/26
5 year		4.17		4.99		4.00	7/10	11/23
10 year		3.07		1.45		0.64	3/9	4/16

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)		5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
							Volatility (%)	Sharpe (%)
International Growth Portfolio	44.78	–	8.08	4.18	3.08	8.32	20.19	0.11	10
MSCI AC World ex US Index (Net)	47.58	–	5.20	5.14	2.78	N/A	18.62	0.09	10
MSCI World ex US Index (Net)[26]	40.51	–	7.03	3.49	1.77	4.78	N/A	N/A	N/A
Inception Date: September 23, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

20	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2010.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

26	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

29

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Value Portfolio

June 30, 2010

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Value Portfolio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$825.55	$3.76	0.83%
Hypothetical (5% return before expenses)	$1,000	$1,020.68	$4.16	0.83%

Class B
Actual	$1,000	$824.23	$4.88	1.08%
Hypothetical (5% return before expenses)	$1,000	$1,019.44	$5.41	1.08%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

INTERNATIONAL VALUE
TEN LARGEST HOLDINGS*
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Vodafone Group PLC	$39,012,885	3.2%
Royal Dutch Shell PLC (Euronext Amsterdam)—Class A	38,840,174	3.2
AstraZeneca PLC	24,355,532	2.0
Allianz SE	24,020,829	2.0
Rio Tinto PLC	22,383,167	1.9
Sanofi-Aventis SA	22,195,361	1.8
E.ON AG	21,515,932	1.8
Samsung Electronics Co., Ltd.	20,637,153	1.7
Telecom Italia Spa	20,493,184	1.7
Nippon Telegraph & Telephone Corp.	20,396,459	1.7

	$253,850,676	21.0%

SECTOR DIVERSIFICATION

June 30, 2010 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$265,091,456	22.1%
Consumer Discretionary	140,510,478	11.7
Energy	135,691,238	11.3
Telecommunication Services	116,491,318	9.7
Industrials	108,579,288	9.0
Materials	92,931,447	7.7
Information Technology	87,572,086	7.3
Health Care	84,790,651	7.0
Consumer Staples	78,897,865	6.6
Utilities	57,506,514	4.8
Short-Term Investments	33,292,500	2.8

Total Investments	$1,201,354,841	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

INTERNATIONAL VALUE
COUNTRY DIVERSIFICATION*
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Japan	$275,428,704	22.9%
United Kingdom	227,893,611	19.0
France	145,497,565	12.1
Germany	112,984,248	9.4
Netherlands	53,245,537	4.4
Italy	51,888,302	4.3
South Korea	46,375,233	3.9
Australia	32,961,802	2.8
Canada	30,500,151	2.5
Denmark	23,660,438	2.0
Hong Kong	23,070,138	1.9
Finland	18,111,087	1.5
Switzerland	17,971,573	1.5
Other	108,473,952	9.0
Short-Term Investments	33,292,500	2.8

Total Investments	$1,201,354,841	100.0%

*	All data are as of June 30, 2010. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.5% or less in the following countries: Austria, Brazil, China, India, Kazakhstan, New Zealand, Russia, South Africa, Spain, Taiwan and Turkey.

3

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–96.7%
FINANCIALS–22.0%
CAPITAL MARKETS–1.2%
Deutsche Bank AG	259,500	$14,575,895

COMMERCIAL BANKS–14.4%
Banco Bradesco SA (Preference Shares)	424,820	6,615,895
Banco do Brasil SA	670,000	9,149,861
Bank of China Ltd.	8,494,000	4,285,243
Barclays PLC	4,151,200	16,569,534
BNP Paribas	365,629	19,671,108
Danske Bank A/S(a)	678,400	13,054,055
Hana Financial Group, Inc.	374,500	9,930,053
KB Financial Group, Inc.	412,411	15,808,027
National Australia Bank Ltd.	1,024,300	19,804,061
Societe Generale	329,518	13,559,306
Sumitomo Mitsui Financial Group, Inc.	469,400	13,285,118
Turkiye Garanti Bankasi AS	1,152,700	4,797,112
Turkiye Vakiflar Bankasi Tao–Class D	3,495,600	7,948,586
UniCredit Italiano SpA	8,900,240	19,687,630

		174,165,589

CONSUMER FINANCE–1.1%
ORIX Corp.	173,100	12,540,189

INSURANCE–3.0%
Allianz SE	242,700	24,020,829
Muenchener Rueckversicherungs AG (MunichRe)	61,700	7,747,226
Old Mutual PLC	3,066,100	4,694,342

		36,462,397

REAL ESTATE MANAGEMENT & DEVELOPMENT–2.3%
Lend Lease Group	686,200	4,178,735
Mitsui Fudosan Co., Ltd.	896,000	12,470,946
New World Development Ltd.	2,832,000	4,597,606
Sumitomo Realty & Development Co., Ltd.	359,000	6,100,099

		27,347,386

		265,091,456

CONSUMER DISCRETIONARY–11.6%
AUTO COMPONENTS–0.4%
NGK Spark Plug Co., Ltd.	414,000	5,139,724

AUTOMOBILES–2.7%
Bayerische Motoren Werke AG	401,200	19,488,907
Nissan Motor Co., Ltd.(a)	1,966,800	13,705,602

		33,194,509

Company	Shares	U.S. $ Value

HOTELS, RESTAURANTS & LEISURE–1.2%
Thomas Cook Group PLC	2,017,000	$5,338,748
TUI Travel PLC	2,775,200	8,634,177

		13,972,925

HOUSEHOLD DURABLES–1.9%
Sharp Corp.	940,000	9,915,717
Sony Corp.	501,000	13,363,172

		23,278,889

LEISURE EQUIPMENT & PRODUCTS–0.4%
Namco Bandai Holdings, Inc.	556,500	4,893,456

MEDIA–2.2%
Lagardere SCA	408,000	12,725,221
Vivendi SA	674,510	13,707,440

		26,432,661

MULTILINE RETAIL–1.2%
Marks & Spencer Group PLC	2,144,500	10,564,688
PPR	36,717	4,561,094

		15,125,782

SPECIALTY RETAIL–1.0%
Esprit Holdings Ltd.	2,188,900	11,785,066

TEXTILES, APPAREL & LUXURY GOODS–0.6%
Yue Yuen Industrial Holdings Ltd.	2,159,000	6,687,466

		140,510,478

ENERGY–11.2%
OIL, GAS & CONSUMABLE FUELS–11.2%
BP PLC	3,190,200	15,272,015
China Petroleum & Chemical Corp.–Class H	5,438,000	4,393,357
ENI SpA	637,800	11,707,488
Gazprom OAO (Sponsored ADR)	534,100	10,046,421
JX Holdings, Inc.(a)	1,426,000	7,048,148
KazMunaiGas Exploration Production (GDR)(b)	320,750	5,965,950
LUKOIL OAO (London) (Sponsored ADR)	141,900	7,307,850
Nexen, Inc. (Toronto)	681,075	13,396,938
OMV AG	153,500	4,609,684
Penn West Energy Trust	389,800	7,433,131
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	1,545,100	38,840,174
Suncor Energy, Inc. (Toronto)	328,576	9,670,082

		135,691,238

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

TELECOMMUNICATION SERVICES–9.6%
DIVERSIFIED TELECOMMUNICATION SERVICES–5.4%
France Telecom SA	651,300	$11,296,737
Nippon Telegraph & Telephone Corp.	500,700	20,396,459
Telecom Corp. of New Zealand Ltd.	3,166,224	4,062,630
Telecom Italia SpA (ordinary shares)	11,258,700	12,433,553
Telecom Italia SpA (savings shares)	8,823,200	8,059,631
Telefonica SA	516,100	9,560,587

		65,809,597

WIRELESS TELECOMMUNICATION SERVICES–4.2%
KDDI Corp.	2,448	11,668,836
Vodafone Group PLC	18,933,775	39,012,885

		50,681,721

		116,491,318

INDUSTRIALS–9.0%
AEROSPACE & DEFENSE–2.6%
BAE Systems PLC	3,380,600	15,734,052
Rolls-Royce Group–C Shares	185,409,000	277,020
Rolls-Royce Group PLC(a)	1,825,500	15,237,059

		31,248,131

CONSTRUCTION & ENGINEERING–1.0%
Bouygues SA	326,300	12,595,654

INDUSTRIAL CONGLOMERATES–0.5%
Bidvest Group Ltd.	417,700	6,610,603

PROFESSIONAL SERVICES–0.5%
Randstad Holding NV(a)	156,700	6,157,554

ROAD & RAIL–1.1%
East Japan Railway Co.	65,900	4,387,988
Firstgroup PLC	880,300	4,778,418
Nippon Express Co., Ltd.	875,000	3,942,811

		13,109,217

TRADING COMPANIES & DISTRIBUTORS–3.1%
ITOCHU Corp.	1,164,200	9,101,085
Mitsubishi Corp.	788,600	16,314,895
Mitsui & Co., Ltd.	981,000	11,444,127

		36,860,107

Company	Shares	U.S. $ Value

TRANSPORTATION INFRASTRUCTURE–0.2%
Intoll Group	2,293,100	$1,998,022

		108,579,288

MATERIALS–7.7%
CHEMICALS–0.4%
Air Water, Inc.	14,000	152,855
Arkema SA	137,000	4,768,126

		4,920,981

METALS & MINING–7.3%
BHP Billiton Ltd.	224,400	6,980,984
Hindalco Industries Ltd.	2,182,044	6,712,095
JFE Holdings, Inc.	232,900	7,205,227
Kazakhmys PLC	404,800	5,942,039
Mitsubishi Materials Corp.(a)	2,042,000	5,427,668
Rio Tinto PLC	509,700	22,383,167
Tata Steel Ltd.	902,200	9,355,558
ThyssenKrupp AG	217,800	5,367,274
Xstrata PLC	1,423,210	18,636,454

		88,010,466

		92,931,447

INFORMATION TECHNOLOGY–7.3%
COMMUNICATIONS EQUIPMENT–1.5%
Nokia Oyj	2,222,000	18,111,087

COMPUTERS & PERIPHERALS–1.4%
Toshiba Corp.(a)	3,452,000	17,099,724

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.0%
AU Optronics Corp.	7,964,990	7,052,520
Murata Manufacturing Co., Ltd.	110,400	5,264,760

		12,317,280

IT SERVICES–1.0%
Cap Gemini SA	253,300	11,132,426

OFFICE ELECTRONICS–0.4%
Konica Minolta Holdings, Inc.	471,500	4,535,958

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.7%
Samsung Electronics Co., Ltd.	30,660	19,230,377
Samsung Electronics Co., Ltd. (Preference Shares)	3,300	1,406,776

		20,637,153

SOFTWARE–0.3%
Konami Corp.	242,400	3,738,458

		87,572,086

5

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE–7.0%
PHARMACEUTICALS–7.0%
AstraZeneca PLC	516,600	$24,355,532
Bayer AG	362,700	20,268,185
Novartis AG	370,830	17,971,573
Sanofi-Aventis SA	368,527	22,195,361

		84,790,651

CONSUMER STAPLES–6.5%
BEVERAGES–1.5%
Asahi Breweries Ltd.	484,700	8,211,321
Carlsberg A/S	139,175	10,606,383

		18,817,704

FOOD & STAPLES RETAILING–1.5%
Aeon Co., Ltd.	598,200	6,329,750
Casino Guichard Perrachon SA	94,800	7,193,884
Koninklijke Ahold NV	346,400	4,284,927

		17,808,561

FOOD PRODUCTS–0.3%
Nutreco Holding NV	73,800	3,962,882

TOBACCO–3.2%
British American Tobacco PLC	391,600	12,427,740
Imperial Tobacco Group PLC	287,600	8,035,741
Japan Tobacco, Inc.	5,736	17,845,237

		38,308,718

		78,897,865

Company	Shares	U.S. $ Value

UTILITIES–4.8%
ELECTRIC UTILITIES–3.8%
E.ON AG	800,200	$21,515,932
EDF SA	317,800	12,091,208
Tokyo Electric Power Co., Inc. (The)	438,700	11,934,148

		45,541,288

GAS UTILITIES–1.0%
Tokyo Gas Co., Ltd.	2,621,000	11,965,226

		57,506,514

Total Common Stocks (cost $1,321,122,482)		1,168,062,341

	Principal Amount (000)
SHORT-TERM INVESTMENTS–2.8%
TIME DEPOSIT–2.8%
State Street Time Deposit 0.01%, 7/01/10 (cost $33,292,500)	$33,293	33,292,500

TOTAL INVESTMENTS–99.5% (cost $1,354,414,982)		1,201,354,841
Other assets less liabilities–0.5%		5,904,636

NET ASSETS–100.0%		$1,207,259,477

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	920	September 2010	$28,239,518	$28,890,557	$651,039

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 7/15/10	111,802	$102,008,145	$93,969,152	$ (8,038,993)
Australian Dollar settling 7/15/10	25,735	23,714,288	21,630,169	(2,084,119)
Australian Dollar settling 7/15/10	8,651	7,466,332	7,271,132	(195,200)
Australian Dollar settling 10/15/10	50,647	43,245,447	42,114,033	(1,131,414)
British Pound settling 7/15/10	12,905	19,890,218	19,281,151	(609,067)
British Pound settling 7/15/10	18,644	27,603,561	27,855,698	252,137
British Pound settling 7/15/10	8,780	13,134,661	13,118,056	(16,605)
British Pound settling 10/15/10	23,830	35,648,965	35,602,520	(46,445)

6

AllianceBernstein Variable Products Series Fund

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts: (continued)
Canadian Dollar settling 7/15/10	7,032	$6,995,762	$6,605,104	$(390,658)
Canadian Dollar settling 7/15/10	8,615	8,531,139	8,092,004	(439,135)
Canadian Dollar settling 7/15/10	4,233	4,101,466	3,976,025	(125,441)
Canadian Dollar settling 7/15/10	17,674	17,393,272	16,601,052	(792,220)
Canadian Dollar settling 7/15/10	3,591	3,396,773	3,372,999	(23,774)
Euro settling 7/15/10	8,926	12,055,099	10,915,830	(1,139,269)
Euro settling 7/15/10	68,272	86,852,224	83,491,546	(3,360,678)
Euro settling 7/15/10	68,461	83,905,117	83,722,679	(182,438)
Japanese Yen settling 7/15/10	896,069	9,549,208	10,136,870	587,662
Japanese Yen settling 7/15/10	8,646,253	93,266,307	97,811,600	4,545,293
Japanese Yen settling 7/15/10	1,502,817	16,609,934	17,000,767	390,833
Japanese Yen settling 7/15/10	1,933,090	21,365,540	21,868,274	502,734
New Zealand Dollar settling 7/15/10	104,125	72,158,625	71,355,093	(803,532)
New Zealand Dollar settling 10/15/10	25,602	18,000,510	17,423,631	(576,879)
Norwegian Krone settling 7/15/10	471,710	78,385,789	72,436,035	(5,949,754)
Norwegian Krone settling 7/15/10	42,200	7,140,500	6,480,254	(660,246)
Norwegian Krone settling 7/15/10	51,207	8,616,355	7,863,374	(752,981)
Norwegian Krone settling 10/15/10	32,806	5,138,141	5,015,106	(123,035)
Norwegian Krone settling 10/15/10	183,107	28,103,335	27,991,861	(111,474)
Swedish Krona settling 7/15/10	47,995	6,698,759	6,155,263	(543,496)
Swedish Krona settling 7/15/10	615,393	85,301,240	78,922,928	(6,378,312)
Swedish Krona settling 10/15/10	264,258	34,012,709	33,888,672	(124,037)
Swiss Franc settling 7/15/10	2,731	2,554,342	2,534,251	(20,091)
Swiss Franc settling 7/15/10	65,400	61,676,585	60,688,388	(988,197)
Swiss Franc settling 7/15/10	37,189	34,579,300	34,509,793	(69,507)

Sale Contracts:
Australian Dollar settling 7/15/10	8,682	7,911,386	7,297,188	614,198
Australian Dollar settling 7/15/10	84,636	75,277,797	71,136,233	4,141,564
Australian Dollar settling 7/15/10	8,206	7,174,424	6,897,111	277,313
Australian Dollar settling 7/15/10	36,013	30,120,193	30,268,788	(148,595)
Australian Dollar settling 7/15/10	8,651	7,235,437	7,271,132	(35,695)
Australian Dollar settling 10/15/10	24,447	20,899,496	20,328,189	571,307
British Pound settling 7/15/10	20,395	30,644,915	30,471,839	173,076
British Pound settling 7/15/10	5,336	8,092,791	7,972,431	120,360
British Pound settling 7/15/10	14,598	21,112,358	21,810,635	(698,277)
Canadian Dollar settling 7/15/10	61,712	61,695,959	57,965,610	3,730,349
Canadian Dollar settling 10/15/10	7,483	7,259,692	7,023,951	235,741
Euro settling 7/15/10	198,777	265,868,213	243,089,394	22,778,819
Euro settling 10/15/10	33,794	41,907,939	41,349,060	558,879
Euro settling 10/15/10	26,008	32,009,866	31,822,405	187,461
Japanese Yen settling 7/15/10	10,149,070	109,746,964	114,812,368	(5,065,404)
Japanese Yen settling 7/15/10	896,069	9,689,642	10,136,870	(447,228)
Japanese Yen settling 7/15/10	1,251,694	13,770,465	14,159,914	(389,449)
Japanese Yen settling 7/15/10	681,396	7,617,023	7,708,360	(91,337)
Japanese Yen settling 10/15/10	3,289,724	36,830,766	37,275,440	(444,674)
New Zealand Dollar settling 7/15/10	17,393	12,339,464	11,919,127	420,337

7

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2010	Unrealized Appreciation/ (Depreciation)
Sale Contracts: (continued)
New Zealand Dollar settling 7/15/10	6,557	$4,636,455	$4,493,401	$143,054
New Zealand Dollar settling 7/15/10	80,175	57,416,364	54,942,565	2,473,799
Norwegian Krone settling 7/15/10	68,336	11,063,423	10,493,712	569,711
Norwegian Krone settling 7/15/10	22,618	3,620,786	3,473,232	147,554
Norwegian Krone settling 7/15/10	246,967	37,836,881	37,924,382	(87,501)
Norwegian Krone settling 7/15/10	33,112	5,571,869	5,084,696	487,173
Swedish Krona settling 7/15/10	33,537	4,655,078	4,301,054	354,024
Swedish Krona settling 7/15/10	63,782	8,414,012	8,179,915	234,097
Swedish Krona settling 7/15/10	28,033	3,614,261	3,595,176	19,085
Swedish Krona settling 7/15/10	303,940	38,446,651	38,979,700	(533,049)
Swiss Franc settling 7/15/10	5,580	5,180,722	5,178,000	2,722
Swiss Franc settling 7/15/10	42,607	38,490,447	39,537,465	(1,047,018)
Swiss Franc settling 7/15/10	4,087	3,613,552	3,792,560	(179,008)
Swiss Franc settling 7/15/10	31,531	27,214,272	29,259,412	(2,045,140)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the market value of this security amounted to $5,965,950 or 0.5% of net assets.

Glossary:

ADR—American Depository Receipt

GDR—Global Depository Receipt

See notes to financial statements.

8

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $1,354,414,982)	$1,201,354,841
Cash	2,473,329 (a)
Foreign currencies, at value (cost $8,344,906)	8,278,573
Unrealized appreciation of forward currency exchange contracts	44,519,282
Dividends and interest receivable	4,906,230
Receivable for investment securities sold	4,466,192
Receivable for capital stock sold	1,808,162
Receivable for variation margin on futures contracts	102,645
Other asset	37,567

Total assets	1,267,946,821

LIABILITIES
Unrealized depreciation of forward currency exchange contracts	46,889,372
Payable for investment securities purchased and foreign currency transactions	10,907,313
Payable for capital stock redeemed	1,274,064
Advisory fee payable	781,965
Distribution fee payable	235,192
Administrative fee payable	20,606
Transfer Agent fee payable	185
Accrued expenses	578,647

Total liabilities	60,687,344

NET ASSETS	$1,207,259,477

COMPOSITION OF NET ASSETS
Capital stock, at par	$101,217
Additional paid-in capital	2,395,751,252
Undistributed net investment income	9,399,749
Accumulated net realized loss on investment and foreign currency transactions	(1,043,158,304)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(154,834,437)

$1,207,259,477

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$117,696,130	9,779,029	$12.04
B	$1,089,563,347	91,438,248	$11.92

(a)	An amount of $2,472,670 has been segregated to collateralize margin requirements for open futures contracts outstanding at June 30, 2010.

See notes to financial statements.

9

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $3,783,445)	$31,716,123
Interest	3,568

31,719,691

EXPENSES
Advisory fee (see Note B)	6,284,135
Distribution fee—Class B	1,915,219
Transfer agency—Class A	222
Transfer agency—Class B	2,342
Printing	373,730
Custodian	167,413
Administrative	38,660
Legal	20,040
Audit	18,100
Directors’ fees	1,848
Miscellaneous	39,270

Total expenses	8,860,979

Net investment income	22,858,712

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(39,198,539)
Futures contracts	(12,360,717)
Foreign currency transactions	17,622,034
Net change in unrealized appreciation/depreciation of:
Investments	(284,549,244)
Futures contracts	213,366
Foreign currency denominated assets and liabilities	(13,155,341)

Net loss on investment and foreign currency transactions	(331,428,441)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(308,569,729)

See notes to financial statements.

10

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$22,858,712	$44,066,324
Net realized loss on investment and foreign currency transactions	(33,937,222)	(779,034,753)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(297,491,219)	1,295,176,771

Net increase (decrease) in net assets from operations	(308,569,729)	560,208,342
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,084,008)	(2,172,110)
Class B	(8,611,462)	(16,521,947)
CAPITAL STOCK TRANSACTIONS
Net decrease	(361,543,817)	(469,073,106)
CAPITAL CONTRIBUTIONS
Proceeds from third party regulatory settlement (see Note E)	–0	–	37,567

Total increase (decrease)	(679,809,016)	72,478,746
NET ASSETS
Beginning of period	1,887,068,493	1,814,589,747

End of period (including undistributed/(distributions in excess of) net investment income of $9,399,749 and ($3,763,493), respectively)	$1,207,259,477	$1,887,068,493

See notes to financial statements.

11

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or

12

AllianceBernstein Variable Products Series Fund

liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2010:

Investments in Securities	Level 1		Level 2		Level 3		Total
Assets:
Common Stocks
Financials	$15,765,756		$249,325,700		$–0	–	$265,091,456
Consumer Discretionary	–0	–	140,510,478		–0	–	140,510,478
Energy	43,514,249		92,176,989		–0	–	135,691,238
Telecommunication Services	–0	–	116,491,318		–0	–	116,491,318
Industrials	–0	–	108,302,268		277,020		108,579,288
Materials	–0	–	92,931,447		–0	–	92,931,447
Information Technology	–0	–	87,572,086		–0	–	87,572,086
Health Care	–0	–	84,790,651		–0	–	84,790,651
Consumer Staples	–0	–	78,897,865		–0	–	78,897,865
Utilities	–0	–	57,506,514		–0	–	57,506,514
Short-Term Investments	–0	–	33,292,500		–0	–	33,292,500

Total Investments in Securities	59,280,005		1,141,797,816	+	277,020		1,201,354,841
Other Financial Instruments*:
Assets
Futures Contracts	651,039		–0	–	–0	–	651,039
Forward Currency Exchange Contracts	–0	–	44,519,282		–0	–	44,519,282
Liabilities
Forward Currency Exchange Contracts	–0	–	(46,889,372)		–0	–	(46,889,372)

Total	$59,931,044		$1,139,427,726		$277,020		$1,199,635,790

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

13

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Rights		Industrials		Total
Balance as of 12/31/09	$3		$–0	–	$3
Accrued discounts /premiums	–0	–	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–	–0	–
Change in unrealized appreciation/depreciation	(3)		(8,547)		(8,550)
Net purchases (sales)	–0	–	285,567		285,567
Transfer into Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 6/30/10	$–0	–	$277,020		$277,020

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/10*	$–0	–	$(8,547)		$(8,547)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

14

AllianceBernstein Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2010, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2010, such fee amounted to $38,660.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2010 amounted to $1,188,318, of which $0 and $12,535, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2010.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$514,185,924		$852,971,597
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$74,291,886
Gross unrealized depreciation	(227,352,027)

Net unrealized depreciation	$(153,060,141)

15

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the

16

AllianceBernstein Variable Products Series Fund

counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2010, the Portfolio had no transactions in written options.

At June 30, 2010, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$44,519,282		Unrealized depreciation of forward currency exchange contracts	$46,889,372
Equity contracts	Receivable for variation margin on futures contracts	651,039	*

Total		$45,170,321			$46,889,372

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$20,798,230	$(13,069,726)
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(12,360,717)	213,366

Total		$8,437,513	$(12,856,360)

For the six months ended June 30, 2010, the average monthly principal amount of foreign currency exchange contracts was $1,290,400,285 and average monthly original value of futures contracts was $17,670,397.

17

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
Class A
Shares sold	1,579,431	4,516,357	$22,140,290	$52,692,835
Shares issued in reinvestment of dividends	78,155	151,261	1,084,008	2,172,110
Shares redeemed	(4,078,021)	(6,509,436)	(57,748,028)	(77,800,323)

Net decrease	(2,420,435)	(1,841,818)	$(34,523,730)	$(22,935,378)

Class B
Shares sold	7,279,933	23,570,199	$100,449,606	$241,290,066
Shares issued in reinvestment of dividends	627,200	1,163,518	8,611,463	16,521,947
Shares redeemed	(33,952,150)	(59,100,246)	(436,081,156)	(703,949,741)

Net decrease	(26,045,017)	(34,366,529)	$(327,020,087)	$(446,137,728)

For the year ended December 31, 2009, the Portfolio received $37,567 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

18

AllianceBernstein Variable Products Series Fund

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2010.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2010 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 were as follows:

	2009		2008
Distributions paid from:
Ordinary income	$18,694,057		$53,131,866
Long-term capital gains	–0	–	128,214,203

Total distributions paid	$18,694,057		$181,346,069

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$9,229,469
Accumulated capital and other losses	(966,720,613	)(a)
Unrealized appreciation/(depreciation)	87,163,351	(b)

Total accumulated earnings/(deficit)	$(870,327,793)

(a)	On December 31, 2009, the Portfolio had a net capital loss carryforward for federal income tax purposes of $958,465,566 of which $41,335,504 expires in the year 2016, and $917,130,062 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital loss incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2009, the Portfolio defers post October capital losses of $8,255,047 to January 1,2010.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gain/losses on certain derivative instruments and the tax treatment of Passive Foreign Investment Companies (“PFICs”).

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

19

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

20

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31,
2009	2008	2007	2006	2005
Net asset value, beginning of period	$14.70	$11.05	$25.14	$24.96	$19.07	$16.70

Income From Investment Operations
Net investment income (a)	.20	.29	.54	.43	.38	.26	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.75)	3.54	(13.15)	1.07	6.21	2.49

Net increase (decrease) in net asset value from operations	(2.55)	3.83	(12.61)	1.50	6.59	2.75

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.18)	(.23)	(.31)	(.30)	(.10)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(1.25)	(1.01)	(.40)	(.28)

Total dividends and distributions	(.11)	(.18)	(1.48)	(1.32)	(.70)	(.38)

Net asset value, end of period	$12.04	$14.70	$11.05	$25.14	$24.96	$19.07

Total Return
Total investment return based on net asset value (c)	(17.45)%	34.68%	(53.18)%	5.84%	35.36%	16.92%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$117,696	$179,342	$155,183	$219,691	$129,837	$56,692
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.83	%(d)(e)	.83%	.81%	.81%	.85	%(e)	.86%
Expenses, before waivers/reimbursements	.83	%(d)(e)	.83%	.81%	.81%	.85	%(e)	.87%
Net investment income	2.87	%(d)(e)	2.40%	2.98%	1.68%	1.75	%(e)	1.54	%(b)
Portfolio turnover rate	32%	52%	36%	23%	25%	18%

See footnote summary on page 22.

21

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2010 (unaudited)		Year Ended December 31,
			2009	2008	2007	2006		2005
Net asset value, beginning of period	$14.54		$10.93	$24.88	$24.74	$18.93		$16.61

Income From Investment Operations
Net investment income (a)	.19		.28	.50	.36	.33		.19	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.74)		3.47	(13.02)	1.06	6.16		2.50

Net increase (decrease) in net asset value from operations	(2.55)		3.75	(12.52)	1.42	6.49		2.69

Less: Dividends and Distributions
Dividends from net investment income	(.07)		(.14)	(.18)	(.27)	(.28)		(.09)
Distributions from net realized gain on investment transactions	0		0	(1.25)	(1.01)	(.40)		(.28)

Total dividends and distributions	(.07)		(.14)	(1.43)	(1.28)	(.68)		(.37)

Net asset value, end of period	$11.92		$14.54	$10.93	$24.88	$24.74		$18.93

Total Return
Total investment return based on net asset value (c)	(17.58)%		34.36%	(53.28)%	5.58%	35.05%		16.58%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,089,563		$1,707,726	$1,659,407	$2,818,307	$1,888,710		$840,572
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.08	%(d)(e)	1.08%	1.06%	1.06%	1.10	%(e)	1.11%
Expenses, before waivers/reimbursements	1.08	%(d)(e)	1.08%	1.06%	1.06%	1.10	%(e)	1.12%
Net investment income	2.72	%(d)(e)	2.38%	2.77%	1.41%	1.53	%(e)	1.08	%(b)
Portfolio turnover rate	32%		52%	36%	23%	25%		18%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

22

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein International Value Portfolio (the “Portfolio”) at a meeting held on May 4-6, 2010.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

23

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2010 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International Europe, Australasia and Far East Index (Net) (the “Index”), in each case for the 1-, 3- and 5-year periods ended January 31, 2010 and (in the case of comparisons with the Index) the since inception period (May 2001 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1-year period, in the 5th quintile of the Performance Group and the Performance Universe for the 3-year period and 3rd out of 4 of the Performance Group and in the 5th quintile of the Performance Universe for the 5-year period, and that the Portfolio outperformed the Index in the 1-year and the since inception periods but underperformed the Index in the 3- and 5-year periods. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, as well as the improvement in relative performance ranking in the 1-year period, the directors concluded that the Portfolio’s performance was acceptable. The directors determined to continue to closely monitor the Portfolio’s performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with an investment style similar to that of the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

24

AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The directors noted that because of the small number of funds in the Portfolio’s Lipper category, at the request of the Adviser and the Fund’s Senior Officer, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Portfolio had also been expanded by Lipper pursuant to Lipper’s standard guidelines and not at the request of the Adviser or the Fund’s Senior Officer. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the less than 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels and that, prior to the reduction in the Portfolio’s assets as a result of the steep market declines in 2008, net assets had been in excess of the first breakpoint level. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

25

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE CAPS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Portfolio
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,858.6	International Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $80,696 (0.004% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice.

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

26

AllianceBernstein Variable Products Series Fund

It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
International Value Portfolio	Class A 1.20%	0.83%	December 31
	Class B 1.45%	1.08%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

27

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2010 net assets:5

Portfolio	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)
International Value Portfolio	$1,858.6	International Value Schedule[6] 80 bp on 1st $25m 60 bp on next $25m 50 bp on next $50m 40 bp on the balance Minimum account size $25m	0.411	0.750

The Adviser also manages AllianceBernstein International Value Fund, a retail mutual fund which has a substantially similar investment style as the Portfolio.

Set forth below is the fee schedule of AllianceBernstein International Value Fund.7 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein International Value Fund been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
International Value Portfolio	International Value Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee[8]
International Value Portfolio	Bernstein Kokusai Strategic Value[9]	0.95% on first ¥1 billion 0.85% on next ¥1.5 billion 0.75% on next ¥2.5 billion 0.60% on next ¥5 billion 0.50% thereafter

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	The Portfolio has a similar investment style as International Value Strategy, but the Portfolio has a higher exposure to emerging markets equity than its institutional counterpart.

7	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

8	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 31, 2010 by Reuters was ¥93.49 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.7 million.

9	This ITM Fund is privately placed or institutional.

28

AllianceBernstein Variable Products Series Fund

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2010 net assets:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)		Portfolio Advisory Fee (%)
International Value Fund	Client # 1	0.65% on 1st $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% on the balance	0.340		0.750

	Client # 2[10] ,[11]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.567		0.750

	Client # 3[10] ,[11]	0.60% of average daily net assets	0.600		0.750

	Client # 4	0.765% on 1st $10 million 0.675% on next $15 million 0.54% on next $25 million 0.45% on next $50 million 0.36% on the balance	0.370		0.750

	Client # 5	0.50% of average daily net assets	0.500		0.750

	Client # 6	0.22% on 1st $1 billion 0.18% on next $1.5 billion 0.16% thereafter +/– Performance Fee[12]	0.202	[13]	0.750

	Client # 7	0.60% on 1st $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% on the balance	0.272		0.750

	Client # 8	0.50% on 1st $100 million 0.46% on next $300 million 0.41% thereafter	0.423		0.750

	Client # 9	0.72% on 1st $25 million 0.54% on next $25 million 0.45% on next $50 million 0.36% on the balance	0.370		0.750

	Client # 10	0.36% of average daily net assets	0.360		0.750

10	Assets are aggregated with other similar accounts managed by the client for purposes of calculating the investment advisory fee.

11	The client is an affiliate of the Adviser.

12	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark over a 60 month rolling period. The performance adjustment factor can range from -60% to +60 of the base fee.

13	The calculation excludes the performance fee.

29

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
	Client # 11	0.35% on 1st $1 billion 0.30% on next $1 billion 0.25% on the balance	0.327	0.750

	Client # 12	0.35% on 1st $1 billion 0.325% on the balance	0.338	0.750

	Client # 13	0.45% on 1st $200 million 0.36% on next $300 million 0.32% on the balance	0.340	0.750

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolio, its is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.14 Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)15 at the approximate current asset level of the Portfolio.16

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee[17]	Lipper Exp. Group Median	Rank
International Value Portfolio[18]	0.750	0.771	5/15

14	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 14.

15	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

16	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

17	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense caps that would effectively reduce the actual management fee.

18	The Portfolio’s EG includes the Portfolio, six other VIP International Value funds (“IFVE”) and eight VIP International Core funds (“IFCE”).

30

AllianceBernstein Variable Products Series Fund

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.19 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.20

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.21

Portfolio	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Value Portfolio[23]	0.829	0.877	3/15	0.945	7/53

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than it does on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The

19	It should be noted that the expansion of the Portfolio’s EU was not requested by the Senior Officer or the Adviser. They requested that only the EG be expanded.

20	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

21	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

22	Most recently completed fiscal year end Class A total expense ratio.

23	The Portfolio’s EU includes the Portfolio, EG and all other VIP IFVE and IFCE funds, excluding outliers.

31

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2009, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $4,222,056 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2009, the Adviser determined that it made payment in the amount of $1,109,209 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,250 from the Portfolio.24

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,25 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli26 study on advisory fees and various fund characteristics.27 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.28 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also

24	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2008.

25	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

26	The Deli study was originally published in 2002 based on 1997 data.

27	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones v. Harris at 14.

28	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

32

AllianceBernstein Variable Products Series Fund

compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Portfolio29 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)30 for the periods ended January 31, 2010.31

	Portfolio Return		PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year		45.99	45.99	40.66	4/7	7/28
3 year	–	14.18	–6.54	–7.66	7/7	23/23
5 year		0.17	1.97	2.53	3/4	17/19

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)32 versus its benchmark.33 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.34

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
International Value Portfolio	45.99	–14.18	0.17	6.21	23.58	0.01	5
MSCI EAFE Index (Net)	39.68	–7.65	2.99	3.52	19.56	0.10	5
Inception Date: May 10, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

29	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

30	The Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

31	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

32	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

33	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2010.

34	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

33

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Large Cap Growth Portfolio

June 30, 2010

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Cap Growth Portfolio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$878.73	$4.05	0.87%
Hypothetical (5% return before expenses)	$1,000	$1,020.48	$4.36	0.87%

Class B
Actual	$1,000	$878.08	$5.22	1.12%
Hypothetical (5% return before expenses)	$1,000	$1,019.24	$5.61	1.12%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Apple, Inc.	$26,274,824	7.2%
Alcon, Inc.	19,412,890	5.4
Google, Inc.—Class A	18,545,516	5.1
JPMorgan Chase & Co.	17,204,869	4.7
Schlumberger Ltd.	14,866,538	4.1
Gilead Sciences, Inc.	13,533,744	3.7
Hewlett-Packard Co.	13,427,620	3.7
EMC Corp.	10,676,220	2.9
Intel Corp.	10,471,880	2.9
Comcast Corp.—Class A	10,173,609	2.8

	$154,587,710	42.5%

SECTOR DIVERSIFICATION

June 30, 2010 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Technology	$103,087,987	28.4%
Consumer Discretionary	70,870,255	19.5
Health Care	59,688,749	16.4
Financial Services	41,214,109	11.4
Producer Durables	36,642,838	10.1
Energy	34,286,689	9.5
Consumer Staples	10,205,306	2.8
Materials & Processing	6,671,921	1.8
Short-Term Investments	415,000	0.1

Total Investments	$363,082,854	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.8%
TECHNOLOGY–28.4%
COMMUNICATIONS TECHNOLOGY–2.6%
Cisco Systems, Inc.(a)	436,500	$9,301,815

COMPUTER SERVICES, SOFTWARE & SYSTEMS–6.7%
Google, Inc.–Class A(a)	41,680	18,545,516
Microsoft Corp.	255,100	5,869,851

		24,415,367

COMPUTER TECHNOLOGY–13.9%
Apple, Inc.(a)	104,460	26,274,824
EMC Corp.(a)	583,400	10,676,220
Hewlett-Packard Co.	310,250	13,427,620

		50,378,664

PRODUCTION TECHNOLOGY EQUIPMENT–1.1%
KLA-Tencor Corp.	140,400	3,914,352

SEMICONDUCTORS & COMPONENT–4.1%
Broadcom Corp.—Class A	139,700	4,605,909
Intel Corp.	538,400	10,471,880

		15,077,789

		103,087,987

CONSUMER DISCRETIONARY–19.5%
AUTO PARTS–1.3%
Johnson Controls, Inc.	178,400	4,793,608

AUTOMOBILES–1.8%
Ford Motor Co.(a)	647,200	6,523,776

CABLE TELEVISION SERVICES–2.8%
Comcast Corp.–Class A	585,700	10,173,609

DIVERSIFIED MEDIA–1.2%
News Corp.–Class A	374,600	4,480,216

DIVERSIFIED RETAIL–8.0%
Amazon.com, Inc.(a)	21,000	2,294,460
Costco Wholesale Corp.	151,200	8,290,296
Kohl’s Corp.(a)	212,600	10,098,500
Target Corp.	171,250	8,420,362

		29,103,618

ENTERTAINMENT–1.7%
Walt Disney Co. (The)	195,800	6,167,700

HOTEL/MOTEL–0.5%
Hyatt Hotels Corp.(a)	50,000	1,854,500

SPECIALTY RETAIL–1.5%
Lowe’s Cos., Inc.	257,400	5,256,108

TEXTILES, APPAREL & SHOES–0.7%
Polo Ralph Lauren Corp.–Class A	34,500	2,517,120

		70,870,255

Company	Shares	U.S. $ Value

HEALTH CARE–16.4%
BIOTECHNOLOGY–1.3%
Celgene Corp.(a)	96,600	$4,909,212

HEALTH CARE SERVICES–1.2%
Express Scripts, Inc.–Class A(a)	91,000	4,278,820

MEDICAL SERVICES–6.8%
Alcon, Inc.	131,000	19,412,890
Covidien PLC	134,400	5,400,192

		24,813,082

PHARMACEUTICALS–7.1%
Gilead Sciences, Inc.(a)	394,800	13,533,744
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	152,900	7,949,271
Vertex Pharmaceuticals, Inc.(a)	127,800	4,204,620

		25,687,635

		59,688,749

FINANCIAL SERVICES–11.4%
ASSET MANAGEMENT & CUSTODIAN–0.8%
Franklin Resources, Inc.	32,100	2,766,699

BANKS: DIVERSIFIED–1.9%
Wells Fargo & Co.	264,200	6,763,520

DIVERSIFIED FINANCIAL SERVICES–6.1%
Blackstone Group LP	527,700	5,044,812
JPMorgan Chase & Co.	469,950	17,204,869

		22,249,681

FINANCIAL DATA & SYSTEMS–1.1%
Visa, Inc.–Class A	54,700	3,870,025

SECURITIES BROKERAGE & SERVICES–1.5%
CBOE Holdings, Inc.(a)	8,500	276,675
CME Group, Inc.–Class A	18,780	5,287,509

		5,564,184

		41,214,109

PRODUCER DURABLES–10.1%
AEROSPACE–0.7%
Goodrich Corp.	40,200	2,663,250

AIR TRANSPORT–0.4%
FedEx Corp.	18,100	1,268,991

DIVERSIFIED MANUFACTURING OPERATIONS–7.1%
Danaher Corp.	252,100	9,357,952
Dover Corp.	124,500	5,202,855
Honeywell International, Inc.	73,800	2,880,414
Illinois Tool Works, Inc.	201,700	8,326,176

		25,767,397

3

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

SCIENTIFIC INSTRUMENTS: ELECTRICAL–1.9%
Cooper Industries PLC	157,800	$6,943,200

		36,642,838

ENERGY–9.4%
ALTERNATIVE ENERGY–0.8%
Suncor Energy, Inc. (New York)	104,100	3,064,704

ENERGY EQUIPMENT –0.4%
Vestas Wind Systems A/S (ADR)(a)	103,500	1,429,335

OIL WELL EQUIPMENT & SERVICES–5.1%
Cameron International Corp.(a)	108,700	3,534,924
Schlumberger Ltd.	268,640	14,866,538

		18,401,462

OIL: CRUDE PRODUCERS–3.1%
EOG Resources, Inc.	30,400	2,990,448
Noble Energy, Inc.	95,000	5,731,350
Occidental Petroleum Corp.	34,600	2,669,390

		11,391,188

		34,286,689

CONSUMER STAPLES–2.8%
BEVERAGE: SOFT DRINKS–2.4%
PepsiCo, Inc.	143,000	8,715,850

DRUG & GROCERY STORE CHAINS–0.4%
CVS Caremark Corp.	50,800	1,489,456

		10,205,306

MATERIALS & PROCESSING–1.8%
CHEMICALS: DIVERSIFIED–1.2%
Dow Chemical Co. (The)	194,500	4,613,540

COPPER–0.4%
Freeport-McMoRan Copper & Gold, Inc.	23,135	1,367,973

STEEL–0.2%
ArcelorMittal (New York)	25,800	690,408

		6,671,921

Total Common Stocks (cost $339,463,616)		362,667,854

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–0.1%
TIME DEPOSIT–0.1%
State Street Time Deposit 0.01%, 7/01/10 (cost $415,000)	$415	$415,000

TOTAL INVESTMENTS–99.9% (cost $339,878,616)		363,082,854
Other assets less liabilities–0.1%		360,034

NET ASSETS–100.0%		$363,442,888

(a)	Non-income producing security.

Glossary:

ADR—American Depository Receipt

LP—Limited Partnership

See notes to financial statements.

4

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $339,878,616)	$363,082,854
Cash	187
Receivable for investment securities sold	3,573,551
Receivable for capital stock sold	413,048
Dividends and interest receivable	384,935

Total assets	367,454,575

LIABILITIES
Payable for investment securities purchased	3,185,567
Payable for capital stock redeemed	264,479
Advisory fee payable	239,531
Distribution fee payable	41,976
Administrative fee payable	20,938
Transfer Agent fee payable	157
Accrued expenses	259,039

Total liabilities	4,011,687

NET ASSETS	$363,442,888

COMPOSITION OF NET ASSETS
Capital stock, at par	$16,596
Additional paid-in capital	872,054,200
Undistributed net investment income	256
Accumulated net realized loss on investment and foreign currency transactions	(531,832,402)
Net unrealized appreciation on investments	23,204,238

$363,442,888

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$172,188,167	7,761,673	$22.18
B	$191,254,721	8,834,334	$21.65

See notes to financial statements.

5

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $82,904)	$2,374,442
Interest	79

2,374,521

EXPENSES
Advisory fee (see Note B)	1,584,601
Distribution fee—Class B	277,384
Transfer agency—Class A	2,006
Transfer agency—Class B	2,218
Printing	114,485
Custodian	53,975
Administrative	38,680
Audit	18,100
Legal	16,164
Directors’ fees	2,123
Miscellaneous	3,568

Total expenses	2,113,304

Net investment income	261,217

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	23,973,136
Options written	90,174
Foreign currency transactions	(1,399)
Net change in unrealized appreciation/depreciation of:
Investments	(75,088,738)
Options written	19,692

Net loss on investment and foreign currency transactions	(51,007,135)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(50,745,918)

See notes to financial statements.

6

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$261,217	$1,319,760
Net realized gain (loss) on investment and foreign currency transactions	24,061,911	(25,389,324)
Net change in unrealized appreciation/depreciation of investments	(75,069,046)	149,210,712

Net increase (decrease) in net assets from operations	(50,745,918)	125,141,148
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(963,805)	(288,603)
Class B	(588,097)	–0–
CAPITAL STOCK TRANSACTIONS
Net decrease	(29,659,582)	(53,880,424)

Total increase (decrease)	(81,957,402)	70,972,121
NET ASSETS
Beginning of period	445,400,290	374,428,169

End of period (including undistributed net investment income of $256 and $1,290,941, respectively)	$363,442,888	$445,400,290

See notes to financial statements.

7

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio’s investment objective was to seek growth of capital by pursuing aggressive investment policies. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

8

AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2010:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Common Stocks	$362,667,854		$–0	–	$–0	–	$362,667,854
Short-Term Investments	–0	–	415,000		–0	–	415,000

Total Investments in Securities	362,667,854		415,000		–0	–	363,082,854
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$362,667,854		$415,000		$–0	–	$363,082,854

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

9

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2010, such fee amounted to $38,680.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2010 amounted to $208,623, of which $427 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2010.

NOTE C : Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

10

AllianceBernstein Variable Products Series Fund

NOTE D : Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$164,605,234		$191,355,548
U.S. government securities	-0	-	-0	-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$44,812,064
Gross unrealized depreciation	(21,607,826)

Net unrealized appreciation	$23,204,238

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the

11

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2010, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/09	132		$14,628
Options written	513		154,244
Options closed	(645)		(168,872)

Options written outstanding as of 6/30/10	-0	-	$-0	-

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$ 90,174	$ 19,692

Total		$ 90,174	$ 19,692

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E : Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009		Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
Class A
Shares sold	99,398	265,026		$2,478,928	$5,799,157
Shares issued in reinvestment of dividends	37,546	13,976		963,805	288,603
Shares redeemed	(733,904)	(1,742,614)		(18,310,258)	(35,573,178)

Net decrease	(596,960)	(1,463,612)		$(14,867,525)	$(29,485,418)

Class B
Shares sold	345,752	927,341		$8,441,041	$19,201,368
Shares issued in reinvestment of dividends	23,467	-0	-	588,097	-0	-
Shares redeemed	(978,139)	(2,187,819)		(23,821,195)	(43,596,374)

Net decrease	(608,920)	(1,260,478)		$(14,792,057)	$(24,395,006)

12

AllianceBernstein Variable Products Series Fund

NOTE F : Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G : Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2010.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2010 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$288,603	$-0	-

Total taxable distributions	288,603	-0	-

Total distributions paid	$288,603	$-0	-

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$973,931
Accumulated capital and other losses	(541,989,410	)(a)
Unrealized appreciation/(depreciation)	84,685,391	(b)

Total accumulated earnings/(deficit)	$(456,330,088)

(a)	On December 31, 2009, the Portfolio had a net capital loss carryforward for federal income tax purposes of $541,977,622 of which $293,988,219 expires in the year 2010, $167,106,343 expires in the year 2011, $52,077,408 expires in the year 2016, and $28,805,652 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. The Portfolio defers $11,788 in straddle losses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the tax treatment of partnerships.

13

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

14

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2010 (unaudited)		Year Ended December 31,
			2009	2008		2007		2006		2005
Net asset value, beginning of period	$25.36		$18.47	$30.61		$26.87		$26.99		$23.44

Income From Investment Operations
Net investment income (loss) (a)	.03		.10	.04		(.01)		(.03)		(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.09)		6.82	(12.18)		3.75		(.09)		3.62

Net increase (decrease) in net asset value from operations	(3.06)		6.92	(12.14)		3.74		(.12)		3.55

Less: Dividends
Dividends from net investment income	(.12)		(.03)	–0	–	–0	–	–0	–	–0	–

Net asset value, end of period	$22.18		$25.36	$18.47		$30.61		$26.87		$26.99

Total Return
Total investment return based on net asset value (b)	(12.13	)%*	37.52%*	(39.66	)%*	13.92	%*	(.44)%		15.15%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$172,188		$211,940	$181,452		$395,655		$474,069		$618,980
Ratio to average net assets of:
Expenses	.87	%(c)(d)	.88%	.84%		.82%		.84	%(d)	.81%
Net investment income (loss)	.25	%(c)(d)	.47%	.17%		(.03)%		(.12	)%(d)	(.28)%
Portfolio turnover rate	40%		97%	89%		92%		81%		54%

See footnote summary on page 16.

15

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31,
2009	2008	2007	2006	2005
Net asset value, beginning of period	$24.72	$18.03	$29.96	$26.37	$26.55	$23.11

Income From Investment Operations
Net investment income (loss) (a)	.00	(e)	.04	(.02)	(.08)	(.09)	(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.00)	6.65	(11.91)	3.67	(.09)	3.56

Net increase (decrease) in net asset value from operations	(3.00)	6.69	(11.93)	3.59	(.18)	3.44

Less: Dividends
Dividends from net investment income	(.07)	–0	–	–0	–	–0	–	–0	–	–0	–

Net asset value, end of period	$21.65	$24.72	$18.03	$29.96	$26.37	$26.55

Total Return
Total investment return based on net asset value (b)	(12.19	)%*	37.10	%*	(39.82	)%*	13.61	%*	(.68)%	14.89%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$191,255	$233,460	$192,976	$393,537	$456,374	$624,453
Ratio to average net assets of:
Expenses	1.12	%(c)(d)	1.13%	1.09%	1.07%	1.08	%(d)	1.06%
Net investment income (loss)	.01	%(c)(d)	.22%	(.08)%	(.27)%	(.37	)%(d)	(.53)%
Portfolio turnover rate	40%	97%	89%	92%	81%	54%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2010 and years ended December 31, 2009, December 31, 2008 and December 31, 2007 by 0.49%, 1.96%, 2.10% and 0.39%, respectively.

See notes to financial statements.

16

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) at a meeting held on May 4-6, 2010.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not

17

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2010 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2010 and (in the case of comparisons with the Index) the since inception period (June 1992 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3- and 5-year periods and in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 10-year period, and that the Portfolio underperformed the Index in the 1-, 3- and 5-year periods but outperformed the Index in the 10-year and the since inception periods. Based on their review, the directors concluded that the Portfolio’s relative performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with an investment style similar to that of the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and

18

AllianceBernstein Variable Products Series Fund

redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points was the same as the Expense Group median. The directors noted that the administrative expense reimbursement was 2 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of the compensation received by the Adviser pursuant to the Advisory Agreement was similar to the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors noted that relatively higher printing and postage reimbursement requests from insurance company clients contributed to the Portfolio’s relatively high expense ratio as compared to the Expense Group median. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

19

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$445.2	Large Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $79,258 (0.02% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio		Fiscal Year
Large Cap Growth Portfolio	Class A Class B	0.88% 1.13%	December 31

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

20

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2010 net assets:5

Portfolio	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Large Cap Growth Portfolio	$445.2	Large Cap Growth Schedule 80 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $25m	0.323	0.750

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

21

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Large Cap Growth Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Large Cap Growth Fund, Inc.6 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein retail mutual fund been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Large Cap Growth Portfolio	Large Cap Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for American Growth Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

Fund	Fee
American Growth Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2010 net assets:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Large Cap Growth Portfolio	Client #1	0.60% on 1st billion 0.55% on the balance	0.600	0.750

	Client #2	0.35% on 1st $50 million 0.30% on next $100 million 0.25% on the balance	0.272	0.750

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolio, its is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

22

AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Exp. Group Median (%)	Rank
Large Cap Growth Portfolio	0.750	0.750	5/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.12

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Large Cap Growth Portfolio	0.883	0.796	13/13	0.810	55/76

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

7	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 14.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

13	Most recently completed fiscal year end Class A total expense ratio.

23

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2009, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $506,526 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2009, the Adviser determined that it made payments in the amount of $384,191 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,250 from the Portfolio.14

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Adviser’s clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

14	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2009.

24

AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended January 31, 2010.21

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	34.64	35.40	36.65	10/13	68/99
3 year	-4.53	-3.81	-4.53	8/12	45/89
5 year	1.10	1.42	1.10	8/12	41/81
10 year	-3.70	-2.27	-2.79	10/10	34/48

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

16	The Deli study was originally published in 2002 based on 1997 data.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones v. Harris at 14.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

20	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

25

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)22 versus its benchmark.23 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Large Cap Growth Portfolio	34.64	-4.53	1.10	-3.70	7.84	18.66	-0.26	10
Russell 1000 Growth Index	37.85	-4.15	1.42	-3.95	6.62	18.91	-0.27	10
Inception Date: June 26, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2010.

24	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

26

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Money Market Portfolio

June 30, 2010

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

MONEY MARKET PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Money Market Portfolio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,000.05	$1.19	0.24%
Hypothetical (5% return before expenses)	$1,000	$1,023.60	$1.20	0.24%

Class B
Actual	$1,000	$1,000.05	$1.19	0.24%
Hypothetical (5% return before expenses)	$1,000	$1,023.60	$1.20	0.24%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

	Yield*	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–100.3%
U.S. GOVERNMENT & GOVERNMENT SPONSORED AGENCY OBLIGATIONS–31.6%
Bank of America NA–FDIC Insured 7/29/10(a)	0.38%	$1,200	$1,200,000
9/13/10(a)	0.57%	1,300	1,300,000
Citigroup Funding, Inc.–FDIC Insured 7/30/10(a)	0.44%	2,200	2,200,000
Federal Farm Credit Bank 7/08/10(a)	0.17%	2,000	2,000,007
7/15/11(a)	0.26%	500	499,947
Federal Home Loan Bank 7/27/10(a)	0.25%	1,000	999,990
7/20/11(a)	0.25%	500	499,656
7/28/10(a)	0.27%	1,000	1,000,000
Federal Home Loan Mortgage Corp. 7/12/10(a)	0.19%	1,000	999,994
7/14/10(a)	0.20%	1,000	1,000,000
12/21/11(a)	0.30%	500	499,702
8/24/10(a)	0.46%	1,000	1,000,000
9/03/10(a)	0.52%	1,000	1,000,000
Federal National Mortgage Association 7/13/10(a)	0.19%	1,000	1,000,000
8/11/11(a)	0.26%	500	499,748
8/05/10(a)	0.30%	1,000	999,963
9/19/11(a)	0.31%	500	499,757

			17,198,764

MUNICIPAL OBLIGATIONS–31.2%
California Infra & Eco Dev Bk (J Paul Getty Trust) Series 2010A-2 10/01/47(b)	0.10%	2,000	2,000,000
Connecticut Hlth & Ed Fac Auth (Yale Univ) Series 2001V-2 7/01/36(b)	0.08%	2,000	2,000,000
Dallas Forth Worth TX Intl Arpt (United Parcel Service) 5/01/32(b)	0.15%	2,000	2,000,000
Houston TX Hgr Ed Fin Corp. (Rice University) Series 2008 A 5/15/48(b)	0.12%	2,000	2,000,000
Jackson Cnty MS PCR (Chevron Corp.) 6/01/23(b)	0.13%	2,400	2,400,000

	Yield*	Principal Amount (000)	U.S. $ Value

Loudoun Cnty VA IDA (Howard Hughes Med) 2/15/38(b)	0.17%	$2,300	$2,300,000
Massachusetts Dev Fin Agy (Smith College) 7/01/24(b)	0.24%	1,248	1,248,000
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series 99R 11/01/49(b)	0.08%	2,000	2,000,000
Rhode Island Indl Fac Corp. (Exxon Mobil Corporation) 2/01/25(b)	0.09%	1,000	1,000,000

			16,948,000

CERTIFICATES OF DEPOSIT–19.3%
Bank of Montreal 7/16/10	0.28%	1,300	1,300,000
Bank of Nova Scotia 8/23/10	0.29%	1,200	1,200,017
Barclays Bank PLC NY 10/01/10(a)	0.60%	2,000	2,000,000
Rabobank Nederland NV NY 9/20/10	0.32%	1,000	1,000,000
Royal Bank of Canada NY 12/09/10(a)	0.35%	1,600	1,600,000
3/10/11(a)	0.35%	400	400,000
Societe Generale NY 7/20/10	0.29%	800	799,996
Toronto Dominion Bank NY 2/04/11(a)	0.35%	900	900,000
Westpac Banking Corp. NY 12/01/10(a)	0.38%	1,300	1,300,000

			10,500,013

COMMERCIAL PAPER–8.6%
Banco Santander Central Hispano SA 10/12/10	0.52%	1,700	1,697,471
Commonwealth Bank of Australia 9/10/10(c)	0.47%	1,500	1,498,610
Svenska Handelsbank, Inc. 9/10/10	0.49%	1,500	1,498,550

			4,694,631

2

AllianceBernstein Variable Products Series Fund

	Yield*	Principal Amount (000)	U.S. $ Value

REPURCHASE AGREEMENTS–6.8%
Greenwich Capital 0.01%, dated 6/30/10 due 7/01/10 in the amount of $1,800,001 (collateralized $1,740,000 U.S. Treasury Note, 2.625%, due 7/31/14, value $1,838,322)		$1,800	$1,800,000
Mizuho Securities USA 0.01%, dated 6/30/10 due 7/01/10 in the amount of $1,900,001 (collateralized by $1,938,400 U.S. Treasury Bill, Zero Coupon, due 8/12/10, value $1,938,092)		1,900	1,900,000

			3,700,000

	Yield*	Principal Amount (000)	U.S. $ Value

CORPORATES– INVESTMENT GRADES–2.8%
Pfizer, Inc. 3/15/11(a)	2.49%	$600	$608,351
Wells Fargo & Co. 8/20/10(a)	0.68%	900	900,226

			1,508,577

TOTAL INVESTMENTS–100.3%
(cost $54,549,985)			54,549,985
Other assets less liabilities–(0.3)%			(180,344)

NET ASSETS–100.0%			$54,369,641

(a)	Floating Rate Security. Stated interest rate was in effect at June 30, 2010.

(b)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the market value of this security amounted to $1,498,610 or 2.8% of net assets.

*	Represents annualized yield from date of purchase for discount securities, and stated interest rate for interest-bearing securities.

Glossary:

FDIC—Federal Deposit Insurance Corporation

IDA—Industrial Development Authority/Agency

PCR—Pollution Control Revenue Bond

See notes to financial statements.

3

MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $54,549,985)	$54,549,985
Cash	72,020
Receivable for investment securities sold	52,000
Interest receivable	16,832
Receivable due from Adviser and Distributor	1,368

Total assets	54,692,205

LIABILITIES
Payable for capital stock redeemed	255,262
Audit fee payable	19,496
Legal fee payable	18,951
Administrative fee payable	1,428
Dividends payable	419
Transfer Agent fee payable	162
Accrued expenses	26,846

Total liabilities	322,564

NET ASSETS	$54,369,641

COMPOSITION OF NET ASSETS
Capital stock, at par	$54,385
Additional paid-in capital	54,314,790
Accumulated net realized gain on investment transactions	466

$54,369,641

Net Asset Value Per Share—2 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$21,816,878	21,823,156	$1.00
B	$32,552,763	32,562,138	$1.00

See notes to financial statements.

4

MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$73,627

EXPENSES
Advisory fee (see Note B)	130,936
Distribution fee—Class B	44,091
Transfer agency—Class A	875
Transfer agency—Class B	1,349
Administrative	39,820
Custodian	32,790
Audit	18,100
Legal	16,080
Printing	7,568
Directors’ fees	1,848
Miscellaneous	2,175

Total expenses	295,632
Less: expenses waived and reimbursed by the Adviser (see Note B)	(180,821)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(44,091)

Net expenses	70,720

Net investment income	2,907

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,907

See notes to financial statements.

5

MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2010 (unaudited)		Year Ended December 31, 2009
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$2,907		$79,241
Net realized gain on investment transactions	–0	–	875

Net increase in net assets from operations	2,907		80,116
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,145)		(46,175)
Class B	(1,762)		(33,040)
CAPITAL STOCK TRANSACTIONS
Net decrease	(10,053,120)		(521,440)

Total decrease	(10,053,120)		(520,539)
NET ASSETS
Beginning of period	64,422,761		64,943,300

End of period	$54,369,641		$64,422,761

See notes to financial statements.

6

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A : Significant Accounting Policies

The AllianceBernstein Money Market Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is maximum current income to the extent consistent with safety of principal and liquidity. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized or accreted, respectively, on a constant basis to maturity.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2010:

	Level 1		Level 2	Level 3		Total
Investments in Securities
U.S. Government & Government Sponsored Agency Obligations	$–0	–	$17,198,764	$–0	–	$17,198,764
Municipal Obligations	–0	–	16,948,000	–0	–	16,948,000
Certificates of Deposit	–0	–	10,500,013	–0	–	10,500,013
Commercial Paper	–0	–	4,694,631	–0	–	4,694,631
Repurchase Agreements	–0	–	3,700,000	–0	–	3,700,000
Corporates—Investment Grades	–0	–	1,508,577	–0	–	1,508,577

Total	$–0	–	$54,549,985	$–0	–	$54,549,985

7

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

The Portfolio declares dividends daily from net investment income. The dividends are paid monthly. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with the federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B : Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. For the six months ended June 30, 2010, the Adviser voluntarily agreed to waive the entire amount of such fees of $130,936. To prevent the Portfolio’s total expenses from exceeding its total income on a daily basis, the Adviser voluntarily reimbursed the Portfolio an additional amount of $11,493.

Pursuant to the investment advisory agreement, the Adviser provides certain legal and accounting services for the Portfolio. For the six months ended June 30, 2010, such fee amounted to $39,820. For the six months ended June 30, 2010, the Adviser voluntarily agreed to waive a portion of its fees in the amount of $38,392.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2010.

NOTE C : Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

8

AllianceBernstein Variable Products Series Fund

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

For the six months ended June 30, 2010, the Distributor has voluntarily agreed to waive all of the distribution fees in the amount of $44,091 for Class B shares, limiting the effective annual rate to .00%.

NOTE D : Investment Transactions, Income Taxes and Distributions to Shareholders

At June 30, 2010, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The tax character of distributions to be paid for the year ending December 31, 2010 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$79,215	$910,943

Total distributions paid	$79,215	$910,943

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$466

Total accumulated earnings/(deficit)	$466	(a)

(a)	The Portfolio utilized $409 of capital loss carryforwards in the current year ended December 31, 2009.

NOTE E : Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
Class A
Shares sold	2,307,462	13,513,829	$2,307,462	$13,513,829
Shares issued in reinvestment of dividends	1,183	46,175	1,183	46,175
Shares redeemed	(5,809,531)	(16,762,780)	(5,809,531)	(16,762,780)

Net decrease	(3,500,886)	(3,202,776)	$(3,500,886)	$(3,202,776)

Class B
Shares sold	3,936,703	54,263,908	$3,936,703	$54,263,908
Shares issued in reinvestment of dividends	1,831	33,040	1,831	33,040
Shares redeemed	(10,490,768)	(51,615,612)	(10,490,768)	(51,615,612)

Net increase (decrease)	(6,552,234)	2,681,336	$(6,552,234)	$2,681,336

NOTE F : Risks Involved in Investing in the Portfolio

Money Market Fund Risk—Money market funds are sometimes unable to maintain a net asset value (“NAV”) at $1.00 per share and, as it is generally referred to, “break the buck.” In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Portfolio’s shareholders should not rely on or expect an affiliate of the Portfolio to purchase distressed assets from the Portfolio, make capital infusions, enter into credit support agreements or take

9

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

other actions to prevent the Portfolio from breaking the buck. In addition, significant redemptions by large investors in the Portfolio could have a material adverse effect on the Portfolio’s other shareholders. The Portfolio’s NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

Interest Rate Risk and Credit Risk—The Portfolio’s primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio’s yield as the securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. In addition, if interest rates remain low for an extended period of time, the Portfolio may have difficulties in maintaining a positive yield, paying expenses out of the Portfolio’s assets, or maintaining a stable $1.00 NAV.

Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). Credit quality can change rapidly in certain market environments and the default of a single holding could have the potential to cause significant NAV deterioration.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G : Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

10

AllianceBernstein Variable Products Series Fund

NOTE H : Department of Treasury’s Temporary Guarantee Program for Money Market Funds

During the prior reporting period the Portfolio participated in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The initial term of the Program was from September 18, 2008 to December 18, 2008 and its term was then extended to September 18, 2009. The Program applied to shares of the Portfolio held by shareholders as of the close of business as of September 19, 2008 (the “Covered Shareholders”). Subject to the limitations discussed below, the Program protected Covered Shareholders if the Portfolio “broke the buck”, meaning that the stable NAV of $1.00 per share that the Portfolio seeks to maintain fell below $.995 per share (the “Guarantee Event”). In order to qualify for this protection, the Portfolio must have liquidated within approximately 30 days after the Guarantee Event. The Treasury would have covered any shortfall between the NAV at the time of liquidation and $1.00 per share.

Because payments under the Program continued to apply to Covered Shareholders based on the number of shares held on September 19, 2008, a shareholder would have received no payments for any increase in the number of the Portfolio’s shares held after that date. If a shareholder closed his or her account, the shareholder would not have been covered by the Program. If the number of shares held in an account fluctuated after September 19, 2008 due to purchases and sales of shares during the Program period, a shareholder would have been covered for the number of shares held in the account as of the close of business on September 19, 2008 or the number of shares held on the date of the Guarantee Event, whichever would have been less. Initial purchases of shares by new shareholders after September 19, 2008 were not eligible for coverage under the Program.

The Portfolio paid a fee to the Treasury for its participation in the Program based on the Portfolio’s aggregate NAV on September 19, 2008. The fee for the Portfolio’s participation in the Program from January 1, 2009 until September 18, 2009 was 0.015% of its aggregate NAV on September 19, 2008. This was in addition to the fee paid by the Portfolio for its initial participation in the Program of 0.01% and for its participation in the first extension of the Program until April 30, 2009 of 0.015%, both of which were based on the Portfolio’s aggregate NAV on September 19, 2008. The Program extension payment amounts, when combined with prior payment amounts, equated to 0.04% (on an annualized basis) of the Portfolio’s asset base over the entire extended program term. The Program ended on September 18, 2009.

NOTE I : Amendments to Rule 2a-7

As a money market fund, the Portfolio must meet the requirements of The Securities and Exchange Commission’s (“Commission”) Rule 2a-7 under the Investment Company Act of 1940. The Rule imposes strict conditions on the investment quality, maturity, and diversification of the Portfolio’s investments. Effective May 5, 2010, the Commission adopted amendments to Rule 2a-7. Among other things, the amended Rule 2a-7 requires that the Portfolio’s investments have (i) a remaining maturity of no more than 397 days, (ii) a weighted average maturity that does not exceed 60 days, and (iii) a weighted average life that does not exceed 120 days. Rule 2a-7 imposes daily and weekly liquidity standards that require the Portfolio to hold investments of at least 10% and 30% of its total assets, respectively, in liquid assets. Rule 2a-7 also limits the Portfolio’s investments in illiquid securities to 5% of its total assets.

NOTE J : Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

11

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2010 (unaudited)		Year Ended December 31,
			2009		2008	2007	2006		2005
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00		$1.00

Income From Investment Operations
Net investment income	.00	(a)(b)	.00	(a)(b)	.02	.04	.04		.02

Less: Dividends
Dividends from net investment income	.00	(a)	.00	(a)	(.02)	(.04)	(.04)		(.02)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00		$1.00

Total Return
Total investment return based on net asset value (c)	0.00%		.17%		1.90%	4.35%	4.22%		2.35%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,817		$25,318		$28,520	$23,610	$27,087		$30,370
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.24	%(d)(e)	.66%		.96%	.99%	.93	%(e)	.93%
Expenses, before waivers/reimbursements	.86	%(d)(e)	.90%		.96%	.99%	.93	%(e)	.93%
Net investment income	.01	%((b)(d)(e)	.18	%(b)	1.85%	4.28%	4.13	%(e)	2.30%

See footnote summary on page 13.

12

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2010 (unaudited)		Year Ended December 31,
			2009		2008	2007	2006		2005
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00		$1.00

Income From Investment Operations
Net investment income	.00	(a)(b)	.00	(a)(b)	.02	.04	.04		.02

Less: Dividends
Dividends from net investment income	.00	(a)	.00	(a)	(.02)	(.04)	(.04)		(.02)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00		$1.00

Total Return
Total investment return based on net asset value (c)	0.00%		.09%		1.64%	4.08%	3.96%		2.10%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,553		$39,105		$36,423	$23,846	$24,537		$25,778
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.24	%(d)(e)	.71%		1.20%	1.24%	1.19	%(e)	1.19%
Expenses, before waivers/reimbursements	1.11	%(d)(e)	1.15%		1.20%	1.24%	1.19	%(e)	1.19%
Net investment income	.01	%(b)(d)(e)	.08	%(b)	1.57%	4.00%	3.89	%(e)	2.06%

(a)	Amount is less than $.01 per share.

(b)	Net of expenses reimbursed by the Adviser and/or the Distributor.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

13

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), with respect to AllianceBernstein Money Market Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/09 ($MIL)	Portfolio
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	$87.2	Money Market Portfolio[4] ,[5]

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $91,190 (0.17% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2009.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

4	The Adviser also advises AllianceBernstein Exchange Reserves, an open-end retail money market mutual fund that has a similar investment style as the Portfolio. AllianceBernstein Exchanges Reserves’ investment advisory fee schedule, which is shown on page 5, was not affected by the Adviser’s settlement with the NYAG since the fund had lower breakpoints than the NYAG related fee schedule of Low Risk Income.

5	The Adviser began to waive a portion of its advisory fee for each class A and Class B shares effective June 10, 2009, and as of August 31, 2009 such daily waiver amounted to 0.21%, annualized, for each Class. As of August 31, 2009, the Portfolio’s effective advisory fee was 0.08%, annualized.

14

AllianceBernstein Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Money Market Portfolio	Class A 0.96% Class B 1.20%	December 31

In response to low interest rates6 in the marketplace that have depressed money market yield, the Adviser or its affiliates, is waiving advisory fees and reimbursing additional expenses on its proprietary money market products, including Money Market Portfolio, in order for those products to achieve a target yield of 0.01%.

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolio.7 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as the Portfolio.

The Adviser also manages AllianceBernstein Exchange Reserves, a retail mutual fund which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Exchange Reserves. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of AllianceBernstein Exchange Reserves been applicable to the Portfolio based on September 30, 2008 net assets and the Portfolio’s advisory fee:

Portfolio	ABMF Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Money Market Portfolio	Exchange Reserves	0.25% on first $1.25 billion 0.24% on next $0.25 billion 0.23% on next $0.25 billion 0.22% on next $0.25 billion 0.21% on next $1.0 billion 0.20% on the balance	0.250%	0.450%

6	The Federal Reserve has kept the Federal Funds Rate between zero and 0.25% since December 2008.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

15

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as that of the Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[8]
Money Market Portfolio	Short Maturity Dollar Class A	1.05% on the 1st €100 million[9] 1.00% on the next €100 million 0.95% in excess of €200 million

	Class I (Institutional)	0.50% on the 1st €100 million 0.45% on the next €100 million 0.40% in excess of €200 million

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fees and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2009 net assets:

Portfolio	Sub-Advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee	Portfolio Advisory Fee
Money Market Portfolio	Client # 1[10]	AB Sub-Advisory Fee Schedule: 0.125% on first $100 million 0.10% on next $150 million 0.05% thereafter	0.125%	0.450%

		Client #1 Advisory and Administration Combined Fee Schedule: 0.50% on first $250 million 0.475% on next $250 million 0.45% on next $250 million 0.425% on next 250 million 0.40% on next $2.5 billion 0.375% on next $2.5 billion 0.36% on next $2.5 billion 0.35% on next 2.5 billion 0.34% thereafter	0.500%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s

8	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

9	The Euro-U.S. dollar currency exchange rate quoted at 4 p.m. on September 21, 2009 by Reuters was €1 per $1.4676. At that currency exchange rate, €100 million would be equivalent to approximately $146.8 million. €200 million would be equivalent to approximately $293.6 million.

10	This sub-advised fund has a more restrictive investment style than the Money Market Portfolio; the fund invests primarily in high-quality municipal short-term securities and is a tax-exempt money market fund.

16

AllianceBernstein Variable Products Series Fund

analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Portfolio.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[13]	Lipper Exp. Group Median	Rank
Money Market Portfolio	0.450	0.475	6/14

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Money Market Portfolio	0.958	0.565	14/14	0.496	49/50

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution to the Portfolio and receive transfer agent fees and Rule 12b-1 payments.

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year end Class A total expense ratio.

17

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2008, ABI received $69,887 in Rule 12b-1 fees from the Portfolio.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2008, the Adviser determined that it made payments in the amount of $648 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”).16 During the most recently completed fiscal year, ABIS received a fee of $969 from the Portfolio.17

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 19 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $498 billion as of September 30, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

16	It should be noted that the insurance companies, linked to the variable products, provide additional shareholder services for the Portfolio, including record keeping, administration and customer service for contract holders.

17	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2008.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

19	The Deli study was originally published in 2002 based on 1997 data.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18

AllianceBernstein Variable Products Series Fund

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year net and gross performance returns and rankings of the Portfolio21 relative to its Lipper Performance Group (“PG”)22 and Lipper Performance Universe (“PU”) for the periods ended July 31, 2009.23

Money Market Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
(Net)
1 year	0.75	0.78	0.81	8/14	35/59
3 year	2.77	3.06	3.13	13/14	54/59
5 year	2.67	2.94	3.04	14/14	54/57
10 year	2.67	2.87	2.95	12/13	48/52

(Gross)
1 year	1.72	1.45	1.37	5/14	14/59
3 year	3.77	3.71	3.64	5/14	17/59
5 year	3.63	3.62	3.56	6/14	20/57
10 year	3.49	3.48	3.49	6/13	25/52

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending July 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized			Risk Period (Year)
						Volatility (%)	Sharpe (%)
Money Market Portfolio	0.75	2.77	2.67	2.67	3.29	0.54	–	2.86	10
Lipper VA Money Market Fund Average[27]	0.88	3.05	2.97	2.90	3.61	N/A		N/A	N/A
Inception Date: December 30, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2009

21	The net performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the net performance returns of the Portfolio that are shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

22	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

23	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2009.

26	Portfolio volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

27	It should be noted that the benchmark’s since inception performance return is from the nearest month-end after the Portfolio’s inception date. In contrast to the benchmark, the Portfolio’s since inception return is from the Portfolio’s actual inception date.

19

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Real Estate Investment Portfolio

June 30, 2010

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

REAL ESTATE INVESTMENT PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Real Estate Investment Portfolio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,044.78	$4.61	0.91%
Hypothetical (5% return before expenses)	$1,000	$1,020.28	$4.56	0.91%

Class B
Actual	$1,000	$1,042.91	$5.93	1.17%
Hypothetical (5% return before expenses)	$1,000	$1,018.99	$5.86	1.17%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Simon Property Group, Inc.	$6,759,663	10.6%
Public Storage	3,749,361	5.9
Vornado Realty Trust	3,744,523	5.9
Equity Residential	2,906,472	4.6
Digital Realty Trust, Inc.	2,728,264	4.3
Ventas, Inc.	2,636,947	4.2
Boston Properties, Inc.	2,397,024	3.8
Health Care REIT, Inc.	2,333,448	3.7
ProLogis	1,554,448	2.4
Entertainment Properties Trust	1,545,642	2.4

	$30,355,792	47.8%

INDUSTRY DIVERSIFICATION

June 30, 2010 (unaudited)

INDUSTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Diversified/Specialty	$14,389,435	22.7%
Multi-Family	9,849,959	15.5
Office	8,625,370	13.6
Regional Mall	8,360,990	13.2
Health Care	6,165,113	9.7
Self Storage	4,715,411	7.4
Lodging	4,100,468	6.5
Shopping Center/Other Retail	3,595,882	5.7
Industrial Warehouse Distribution	1,876,336	2.9
Student Housing	473,355	0.7
Short-Term Investments	1,312,000	2.1

Total Investments	$63,464,319	100.0%

*	Long-term investments.

Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.

2

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.8%
EQUITY:OTHER–32.3%
DIVERSIFIED/SPECIALTY–22.6%
American Campus Communities, Inc.	30,300	$826,887
BioMed Realty Trust, Inc.	88,500	1,423,965
CB Richard Ellis Group, Inc.–Class A(a)	63,600	865,596
Crown Castle International Corp.(a)	12,900	480,654
Digital Realty Trust, Inc.	47,300	2,728,264
DuPont Fabros Technology, Inc.	46,600	1,144,496
Entertainment Properties Trust	40,600	1,545,642
Forest City Enterprises, Inc.–Class A(a)	64,500	730,140
Jones Lang LaSalle, Inc.	13,700	899,268
Vornado Realty Trust	51,330	3,744,523

		14,389,435

HEALTH CARE–9.7%
Health Care REIT, Inc.	55,400	2,333,448
Nationwide Health Properties, Inc.	33,400	1,194,718
Ventas, Inc.	56,165	2,636,947

		6,165,113

		20,554,548

RESIDENTIAL–23.7%
MULTI-FAMILY–15.5%
AvalonBay Communities, Inc.	6,800	634,916
BRE Properties, Inc.	34,300	1,266,699
Camden Property Trust	36,200	1,478,770
Colonial Properties Trust	43,500	632,055
Equity Residential	69,800	2,906,472
Essex Property Trust, Inc.	11,400	1,111,956
Home Properties, Inc.	10,700	482,249
Mid-America Apartment Communities, Inc.	19,610	1,009,327
NVR, Inc.(a)	500	327,515

		9,849,959

SELF STORAGE–7.4%
Extra Space Storage, Inc.	69,500	966,050
Public Storage	42,650	3,749,361

		4,715,411

STUDENT HOUSING–0.8%
Education Realty Trust, Inc.	78,500	473,355

		15,038,725

RETAIL–18.8%
REGIONAL MALL–13.1%
CBL & Associates Properties, Inc.	67,650	841,566
Macerich Co. (The)	20,358	759,761
Simon Property Group, Inc.	83,711	6,759,663

		8,360,990

Company	Shares	U.S. $ Value

SHOPPING CENTER/OTHER RETAIL–5.7%
Federal Realty Investment Trust	3,800	$267,026
Kimco Realty Corp.	93,600	1,257,984
Tanger Factory Outlet Centers	21,200	877,256
Weingarten Realty Investors	62,657	1,193,616

		3,595,882

		11,956,872

OFFICE–13.6%
OFFICE–13.6%
Boston Properties, Inc.	33,600	2,397,024
Brandywine Realty Trust	58,600	629,950
Brookfield Properties Corp.	95,050	1,334,502
Corporate Office Properties Trust	34,300	1,295,168
Douglas Emmett, Inc.	54,400	773,568
Duke Realty Corp.	24,600	279,210
Kilroy Realty Corp.	31,600	939,468
Mack-Cali Realty Corp.	21,400	636,222
PS Business Parks, Inc.	6,100	340,258

		8,625,370

LODGING–6.4%
LODGING–6.4%
DiamondRock Hospitality Co.(a)	135,755	1,115,906
Hersha Hospitality Trust	103,000	465,560
Hyatt Hotels Corp.(a)	31,000	1,149,790
Sunstone Hotel Investors, Inc.(a)	76,432	758,970
Wyndham Worldwide Corp.	30,300	610,242

		4,100,468

INDUSTRIALS–3.0%
INDUSTRIAL WAREHOUSE DISTRIBUTION–3.0%
First Potomac Realty Trust	22,400	321,888
ProLogis	153,450	1,554,448

		1,876,336

Total Common Stocks (cost $54,327,670)		62,152,319

	Principal Amount (000)
SHORT-TERM INVESTMENTS– 2.0%
TIME DEPOSIT–2.0%
State Street Time Deposit 0.01%, 7/01/10 (cost $1,312,000)	$1,312	1,312,000

TOTAL INVESTMENTS–99.8% (cost $55,639,670)		63,464,319
Other assets less liabilities–0.2%		102,984

NET ASSETS–100.0%		$63,567,303

(a)	Non-income producing security.

Glossary:

REIT—Real Estate Investment Trust

See notes to financial statements.

3

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $55,639,670)	$63,464,319
Cash	328
Foreign currencies, at value (cost $10,859)	10,200
Receivable for investment securities sold	775,845
Dividends and interest receivable	180,159
Receivable for capital stock sold	27,396

Total assets	64,458,247

LIABILITIES
Payable for investment securities purchased	668,973
Payable for capital stock redeemed	85,353
Advisory fee payable	30,610
Administrative fee payable	20,260
Distribution fee payable	2,780
Transfer Agent fee payable	157
Accrued expenses	82,811

Total liabilities	890,944

NET ASSETS	$63,567,303

COMPOSITION OF NET ASSETS
Capital stock, at par	$6,392
Additional paid-in capital	54,720,399
Undistributed net investment income	419,617
Accumulated net realized gain on investment and foreign currency transactions	596,905
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	7,823,990

$63,567,303

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$50,832,066	5,115,281	$9.94
B	$12,735,237	1,277,046	$9.97

See notes to financial statements.

4

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $3,076)	$689,147
Interest	127

689,274

EXPENSES
Advisory fee (see Note B)	180,637
Distribution fee—Class B	16,473
Transfer agency—Class A	1,572
Transfer agency—Class B	412
Administrative	39,820
Custodian	32,616
Audit	18,100
Legal	15,975
Printing	5,870
Directors’ fees	1,758
Miscellaneous	1,378

Total expenses	314,611

Net investment income	374,663

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	8,546,956
Foreign currency transactions	560
Net change in unrealized appreciation/depreciation of:
Investments	(4,541,312)
Foreign currency denominated assets and liabilities	(659)

Net gain on investment and foreign currency transactions	4,005,545

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,380,208

See notes to financial statements.

5

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2010 (unaudited)		Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$374,663		$935,138
Net realized gain (loss) on investment and foreign currency transactions	8,547,516		(3,358,506)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(4,541,971)		13,611,411

Net increase in net assets from operations	4,380,208		11,188,043
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(763,869)		(877,524)
Class B	(167,325)		(243,734)
Net realized gain on investment transactions
Class A	–0	–	(636,788)
Class B	–0	–	(209,279)
CAPITAL STOCK TRANSACTIONS
Net increase	9,284,607		6,426,615

Total increase	12,733,621		15,647,333
NET ASSETS
Beginning of period	50,833,682		35,186,349

End of period (including undistributed net investment income of $419,617 and $976,148, respectively)	$63,567,303		$50,833,682

See notes to financial statements.

6

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is total return from long-term growth of capital and income. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

7

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$62,152,319	$—	$—	$62,152,319
Short-Term Investments	—	1,312,000	—	1,312,000

Total Investments in Securities	62,152,319	1,312,000	—	63,464,319
Other Financial Instruments*	—	—	—	—

Total	$62,152,319	$1,312,000	$—	$63,464,319

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

8

AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2010, such fee amounted to $39,820.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2010 amounted to $53,290, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2010.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

9

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$49,019,919		$40,124,277
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$8,939,340
Gross unrealized depreciation	(1,114,691)

Net unrealized appreciation	$7,824,649

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the

10

AllianceBernstein Variable Products Series Fund

Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2010.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
Class A
Shares sold	2,826,874	1,700,949	$28,028,190	$12,848,445
Shares issued in reinvestment of dividends and distributions	67,960	215,714	763,869	1,514,312
Shares redeemed	(1,752,457)	(1,007,279)	(19,335,276)	(7,211,170)

Net increase	1,142,377	909,384	$9,456,783	$7,151,587

Class B
Shares sold	92,294	254,991	$950,605	$1,982,458
Shares issued in reinvestment of dividends and distributions	14,834	64,257	167,325	453,013
Shares redeemed	(124,095)	(437,864)	(1,290,106)	(3,160,443)

Net decrease	(16,967)	(118,616)	$(172,176)	$(724,972)

NOTE F: Risks Involved in Investing in the Portfolio

Concentration of Risk—Although the Portfolio does not invest directly in real estate, it invests primarily in real estate equity securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not

11

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2010.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2010 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$1,138,748	$1,057,062
Long-term capital gains	828,577	15,457,115

Total taxable distributions	1,967,325	16,514,177

Total distributions paid	$1,967,325	$16,514,177

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$926,743
Accumulated capital and other losses	(6,947,453	)(a)
Unrealized appreciation/(depreciation)	11,362,803	(b)

Total accumulated earnings/(deficit)	$5,342,093	(c)

(a)	On December 31, 2009, the Portfolio had a net capital loss carryforward for federal income tax purposes of $6,947,453 which expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to deferred income from an underlying security.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified

12

AllianceBernstein Variable Products Series Fund

amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

13

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2010 (unaudited)		Year Ended December 31,
			2009	2008	2007	2006		2005
Net asset value, beginning of period	$9.64		$7.86	$16.23	$22.83	$19.98		$20.66

Income From Investment Operations
Net investment income (a)	.06		.19	.26	.22	.29		.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.39		1.98	(4.38)	(2.91)	6.02		1.84

Net increase (decrease) in net asset value from operations	.45		2.17	(4.12)	(2.69)	6.31		2.16

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.23)	(.26)	(.30)	(.47)		(.68)
Distributions from net realized gain on investment transactions	–0	–	(.16)	(3.99)	(3.61)	(2.99)		(2.16)

Total dividends and distributions	(.15)		(.39)	(4.25)	(3.91)	(3.46)		(2.84)

Net asset value, end of period	$9.94		$9.64	$7.86	$16.23	$22.83		$19.98

Total Return
Total investment return based on net asset value (b)	4.48%		29.46%	(35.68)%	(14.53)%	35.22%		11.67%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$50,832		$38,317	$24,082	$50,015	$80,317		$67,161
Ratio to average net assets of:
Expenses	.91	%(c)(d)	1.25%	1.01%	.85%	.83	%(d)	.83%
Net investment income	1.19	%(c)(d)	2.50%	2.13%	1.09%	1.33	%(d)	1.64%
Portfolio turnover rate	66%		94%	46%	51%	47%		46%

See footnote summary on page 15.

14

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2010 (unaudited)		Year Ended December 31,
			2009	2008	2007	2006		2005
Net asset value, beginning of period	$9.67		$7.86	$16.20	$22.80	$19.94		$20.54

Income From Investment Operations
Net investment income (a)	.05		.20	.22	.16	.22		.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.38		1.97	(4.37)	(2.90)	6.03		1.72

Net increase (decrease) in net asset value from operations	.43		2.17	(4.15)	(2.74)	6.25		2.10

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.20)	(.20)	(.25)	(.40)		(.54)
Distributions from net realized gain on investment transactions	–0	–	(.16)	(3.99)	(3.61)	(2.99)		(2.16)

Total dividends and distributions	(.13)		(.36)	(4.19)	(3.86)	(3.39)		(2.70)

Net asset value, end of period	$9.97		$9.67	$7.86	$16.20	$22.80		$19.94

Total Return
Total investment return based on net asset value (b)	4.29%		29.22%	(35.82)%	(14.76)%	34.88%		11.40%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,735		$12,517	$11,104	$22,281	$33,461		$24,875
Ratio to average net assets of:
Expenses	1.17	%(c)(d)	1.53%	1.26%	1.10%	1.08	%(d)	1.06%
Net investment income	.94	%(c)(d)	2.67%	1.83%	.80%	1.04	%(d)	2.11%
Portfolio turnover rate	66%		94%	46%	51%	47%		46%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

15

REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) at a meeting held on May 4-6, 2010.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

16

AllianceBernstein Variable Products Series Fund

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the May 2010 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Financial Times Stock Exchange (FTSE) National Association of Real Estate Investment Trusts Equity REIT Index and the Standard & Poor’s 500 Stock Index (the “S&P 500 Stock Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2010 and (in the case of comparisons with the indices) the since inception period (January 1997 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period and in the 1st quintile of the Performance Group and the Performance Universe for the 3-, 5- and 10-year periods, and that the Portfolio outperformed both indices in all periods reviewed except that it underperformed the S&P 500 Stock Index in the 3-year period. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio although the initial fee rates in the institutional fee schedule were higher, and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate higher than that in the Portfolio’s Advisory Agreement (excluding the impact of the 23 basis point expense reimbursement to the Adviser pursuant to the Advisory Agreement). The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those

17

REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 23 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors noted that the Portfolio’s small asset base impacted the expense ratio (the Expense Group median was approximately 25% larger than the Portfolio’s asset base), contributing to the Portfolio’s relatively high expense ratio as compared to such median. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

18

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$81.1	Real Estate Investment Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $82,940 (0.23% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Real Estate Investment Portfolio	Class A 1.25% Class B 1.53%	December 31

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

19

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2010 net assets:5

Portfolio	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)[6]	Portfolio Advisory Fee (%)
Real Estate Investment Portfolio	$81.1	U.S. REIT Strategy Schedule 70 bp on 1st $25m 60 bp on next $25m 50 bp on next $25m negotiable on the balance Minimum account size $25m	0.592	0.550

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9,559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $75 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	Assumes 50 bp on the balance.

20

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Global Real Estate Investment Fund, Inc. a retail mutual fund, which has a somewhat similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Global Real Estate Investment Fund, Inc.7 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein Global Real Estate Investment Fund, Inc. been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Real Estate Investment Portfolio[8]	Global Real Estate Investment Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550	0.550

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Global Real Estate Securities Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio.9 It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

Fund	Fee
Global Real Estate Securities Portfolio
Class A	1.75%
Class I (Institutional)	0.95%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Portfolio.12

7	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

8	It should be noted that the Portfolio’s investment guidelines are more restrictive than that of AllianceBernstein Global Real Estate Investment Fund, Inc. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the AllianceBernstein Global Real Estate Investment Fund, Inc., which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

9	It should be noted that the Portfolio’s investment guidelines are more restrictive than that of the Luxembourg fund. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the Luxembourg fund, which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

10	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 14.

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

21

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[13]	Lipper Exp. Group Median (%)	Rank
Real Estate Investment Portfolio	0.550	0.800	1/12

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.15

Portfolio	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Real Estate Investment Portfolio	1.252	0.948	12/12	0.892	19/19

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

16	Most recently completed fiscal year end Class A total expense ratio.

22

AllianceBernstein Variable Products Series Fund

charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2009, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $24,600 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2009, the Adviser determined that it made payments in the amount of $32,826 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,250 from the Portfolio.17

The Portfolio may affect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two

17	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2009.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

19	The Deli study was originally published in 2002 based on 1997 data.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones v. Harris at 14.

23

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended January 31, 2010.24

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	46.88	46.92	46.25	7/12	11/23
3 year	–14.50	–16.74	–16.15	2/10	4/21
5 year	2.37	0.48	1.38	2/10	4/17
10 year	10.72	9.60	9.83	1/7	2/11

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)25 versus its benchmark.26 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Real Estate Investment Portfolio	46.88	–14.50	2.37	10.72	7.70	23.81	0.43	10
FTSE NAREIT Equity REIT Index[28]	46.71	–16.25	1.04	10.00	7.09	24.63	0.40	10
S&P 500 Stock Index	33.14	–7.24	0.18	–0.80	4.52	N/A	N/A	N/A
Inception Date: January 9, 1997

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

22	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

23	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including or excluding a fund from a PU is somewhat different from that of an EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

25	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

26	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2010.

27	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

28	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

24

AllianceBernstein Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

25

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small Cap Growth Portfolio

    June 30, 2010

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Small Cap Growth Portfolio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$989.96	$6.86	1.39%
Hypothetical (5% return before expenses)	$1,000	$1,017.90	$6.95	1.39%

Class B
Actual	$1,000	$989.72	$8.04	1.63%
Hypothetical (5% return before expenses)	$1,000	$1,016.71	$8.15	1.63%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
VistaPrint NV	$565,843	1.5%
TIBCO Software, Inc.	555,484	1.5
Baldor Electric Co.	538,314	1.5
Aruba Networks, Inc.	515,345	1.4
National CineMedia, Inc.	506,131	1.4
HMS Holdings Corp.	498,824	1.4
Tempur-Pedic International, Inc.	475,702	1.3
Bucyrus International, Inc.—Class A	473,551	1.3
Life Time Fitness, Inc.	469,538	1.3
TrueBlue, Inc.	467,854	1.3

	$5,066,586	13.9%

SECTOR DIVERSIFICATION

June 30, 2010 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$10,304,112	28.0%
Health Care	8,022,883	21.8
Consumer Discretionary	7,591,838	20.6
Industrials	6,337,786	17.2
Financials	1,633,639	4.5
Energy	1,540,409	4.2
Materials	524,256	1.4
Consumer Staples	319,451	0.9
Short-Term Investments	515,000	1.4

Total Investments	$36,789,374	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.8%
INFORMATION TECHNOLOGY–28.3%
COMMUNICATIONS EQUIPMENT–6.0%
Aruba Networks, Inc.(a)	36,190	$515,345
Blue Coat Systems, Inc.(a)	12,490	255,171
F5 Networks, Inc.(a)	6,630	454,619
Finisar Corp.(a)	18,635	277,661
Netgear, Inc.(a)	18,490	329,862
Riverbed Technology, Inc.(a)	13,180	364,032

		2,196,690

COMPUTERS & PERIPHERALS–0.7%
Xyratex Ltd.(a)	18,870	267,010

INTERNET SOFTWARE & SERVICES–2.8%
DealerTrack Holdings, Inc.(a)	27,750	456,488
VistaPrint NV(a)	11,915	565,843

		1,022,331

IT SERVICES–1.9%
Global Cash Access Holdings, Inc.(a)	37,860	272,971
VeriFone Systems, Inc.(a)	21,400	405,102

		678,073

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–7.1%
Atheros Communications, Inc.(a)	9,760	268,790
Fairchild Semiconductor International, Inc.(a)	31,840	267,774
Hittite Microwave Corp.(a)	6,250	279,625
MaxLinear, Inc.(a)	5,010	70,040
Mellanox Technologies Ltd.(a)	16,800	367,920
Netlogic Microsystems, Inc.(a)	8,650	235,280
ON Semiconductor Corp.(a)	45,820	292,332
Skyworks Solutions, Inc.(a)	24,300	407,997
Teradyne, Inc.(a)	40,870	398,483

		2,588,241

SOFTWARE–9.8%
AsiaInfo Holdings, Inc.(a)	8,530	186,466
Concur Technologies, Inc.(a)	7,890	336,745
Informatica Corp.(a)	18,830	449,660
MICROS Systems, Inc.(a)	14,450	460,521
SolarWinds, Inc.(a)	21,370	342,775
SuccessFactors, Inc.(a)	19,920	414,137
Taleo Corp.–Class A(a)	16,160	392,526
TIBCO Software, Inc.(a)	46,060	555,484
VanceInfo Technologies, Inc.(a)	17,760	413,453

		3,551,767

		10,304,112

HEALTH CARE–22.1%
BIOTECHNOLOGY–4.5%
Alexion Pharmaceuticals, Inc.(a)	7,500	383,925

Company	Shares	U.S. $ Value

Arqule, Inc.(a)	3,900	$16,770
Human Genome Sciences, Inc.(a)	4,900	111,034
Incyte Corp. Ltd.(a)	14,990	165,939
Ironwood Pharmaceuticals, Inc.(a)	11,900	141,848
Pharmasset, Inc.(a)	5,010	136,973
Protalix BioTherapeutics, Inc.(a)	19,010	116,151
Regeneron Pharmaceuticals, Inc.(a)	9,670	215,835
United Therapeutics Corp.(a)	6,840	333,861

		1,622,336

HEALTH CARE EQUIPMENT & SUPPLIES–4.8%
Align Technology, Inc.(a)	23,310	346,620
NuVasive, Inc.(a)	7,780	275,879
ResMed, Inc.(a)	6,030	366,684
Sirona Dental Systems, Inc.(a)	10,740	374,182
Volcano Corp.(a)	17,510	382,068

		1,745,433

HEALTH CARE PROVIDERS & SERVICES–6.0%
Centene Corp.(a)	15,870	341,205
Emergency Medical Services Corp.(a)	8,160	400,084
HMS Holdings Corp.(a)	9,200	498,824
IPC The Hospitalist Co., Inc.(a)	8,660	217,366
LHC Group, Inc.(a)	12,640	350,760
Magellan Health Services, Inc.(a)	10,240	371,917

		2,180,156

HEALTH CARE TECHNOLOGY–2.1%
MedAssets, Inc.(a)	15,410	355,663
SXC Health Solutions Corp.(a)	5,660	414,595

		770,258

LIFE SCIENCES TOOLS & SERVICES–1.0%
QIAGEN NV(a)	18,550	356,531

PHARMACEUTICALS–3.7%
Ardea Biosciences, Inc.(a)	5,440	111,846
Impax Laboratories, Inc.(a)	18,760	357,566
MAP Pharmaceuticals, Inc.(a)	10,150	133,168
Medicis Pharmaceutical Corp.	12,150	265,842
Nektar Therapeutics(a)	14,650	177,265
Salix Pharmaceuticals Ltd.(a)	7,750	302,482

		1,348,169

		8,022,883

CONSUMER DISCRETIONARY–20.9%
DISTRIBUTORS–1.2%
LKQ Corp.(a)	23,450	452,116

DIVERSIFIED CONSUMER SERVICES–1.8%
K12, Inc.(a)	11,710	259,728
Strayer Education, Inc.	1,800	374,202

		633,930

3

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HOTELS, RESTAURANTS & LEISURE–5.9%
Gaylord Entertainment Co.(a)	20,070	$443,346
Great Wolf Resorts, Inc.(a)	66,210	137,717
Life Time Fitness, Inc.(a)	14,770	469,538
Orient-Express Hotels Ltd.–Class A(a)	46,170	341,658
Panera Bread Co.–Class A(a)	4,180	314,712
Texas Roadhouse, Inc.– Class A(a)	34,340	433,371

		2,140,342

HOUSEHOLD DURABLES–1.3%
Tempur-Pedic International, Inc.(a)	15,470	475,702

INTERNET & CATALOG RETAIL–1.3%
NetFlix, Inc.(a)	4,260	462,849

MEDIA–2.4%
Lamar Advertising Co.–Class A(a)	14,900	365,348
National CineMedia, Inc.	30,380	506,131

		871,479

SPECIALTY RETAIL–6.0%
Citi Trends, Inc.(a)	1,600	52,704
Dick’s Sporting Goods, Inc.(a)	18,060	449,513
J Crew Group, Inc.(a)	8,990	330,922
Kirkland’s, Inc.(a)	19,400	327,375
Select Comfort Corp.(a)	33,900	296,625
Tractor Supply Co.	7,670	467,640
Ulta Salon Cosmetics & Fragrance, Inc.(a)	10,800	255,528

		2,180,307

TEXTILES, APPAREL & LUXURY GOODS–1.0%
Carter’s, Inc.(a)	14,290	375,113

		7,591,838

INDUSTRIALS–17.4%
AEROSPACE & DEFENSE–1.2%
Hexcel Corp.(a)	29,320	454,753

AIR FREIGHT & LOGISTICS–0.5%
Atlas Air Worldwide Holdings, Inc.(a)	3,780	179,550

BUILDING PRODUCTS–0.9%
Simpson Manufacturing Co., Inc.	13,330	327,252

COMMERCIAL SERVICES & SUPPLIES–1.0%
Interface, Inc.–Class A	34,360	369,026

ELECTRICAL EQUIPMENT–2.6%
AMETEK, Inc.	9,930	398,689
Baldor Electric Co.	14,920	538,314

		937,003

Company	Shares	U.S. $ Value

MACHINERY–6.2%
Actuant Corp.–Class A	21,670	$408,046
Bucyrus International, Inc.– Class A	9,980	473,551
IDEX Corp.	12,815	366,125
Lincoln Electric Holdings, Inc.	7,690	392,113
RBC Bearings, Inc.(a)	9,740	282,363
Valmont Industries, Inc.	4,720	342,955

		2,265,153

MARINE–1.1%
Kirby Corp.(a)	10,140	387,855

PROFESSIONAL SERVICES–1.3%
TrueBlue, Inc.(a)	41,810	467,854

ROAD & RAIL–2.6%
Genesee & Wyoming, Inc.–Class A(a)	10,330	385,412
Knight Transportation, Inc.	18,540	375,250
RailAmerica, Inc.(a)	19,020	188,678

		949,340

		6,337,786

FINANCIALS–4.5%
CAPITAL MARKETS–3.7%
Affiliated Managers Group, Inc.(a)	5,220	317,219
Greenhill & Co., Inc.	5,580	341,106
KBW, Inc.(a)	14,690	314,954
Stifel Financial Corp.(a)	8,670	376,191

		1,349,470

COMMERCIAL BANKS–0.8%
Iberiabank Corp.	5,520	284,169

		1,633,639

ENERGY–4.2%
ENERGY EQUIPMENT & SERVICES–2.7%
Complete Production Services, Inc.(a)	24,660	352,638
Dril-Quip, Inc.(a)	6,750	297,135
Oceaneering International, Inc.(a)	7,160	321,484

		971,257

OIL, GAS & CONSUMABLE FUELS–1.5%
Cabot Oil & Gas Corp.	9,330	292,216
Concho Resources Inc.(a)	4,860	268,904
SM Energy Co.	200	8,032

		569,152

		1,540,409

MATERIALS–1.5%
CHEMICALS–1.5%
Calgon Carbon Corp.(a)	13,060	172,914
Solutia, Inc.(a)	26,820	351,342

		524,256

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER STAPLES–0.9%
FOOD PRODUCTS–0.9%
Green Mountain Coffee Roasters, Inc.(a)	12,430	$319,451

Total Common Stocks (cost $32,094,456)		36,274,374

WARRANTS–0.0%
INFORMATION TECHNOLOGY–0.0%
COMMUNICATIONS EQUIPMENT–0.0%
Lantronix, Inc., expiring 2/09/11(a) (cost $0)	2,486	0

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–1.4%
TIME DEPOSIT–1.4%
State Street Time Deposit 0.01%, 7/01/10 (cost $515,000)	$515	$515,000

TOTAL INVESTMENTS–101.2% (cost $32,609,456)		36,789,374
Other assets less liabilities–(1.2)%		(429,683)

NET ASSETS–100.0%		$36,359,691

(a)	Non-income producing security.

See notes to financial statements.

5

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $32,609,456)	$36,789,374
Cash	538
Receivable for investment securities sold	68,991
Dividends and interest receivable	8,025
Receivable for capital stock sold	4,146

Total assets	36,871,074

LIABILITIES
Payable for investment securities purchased	335,766
Payable for capital stock redeemed	46,052
Advisory fee payable	23,918
Administrative fee payable	21,902
Distribution fee payable	3,203
Transfer Agent fee payable	157
Accrued expenses	80,385

Total liabilities	511,383

NET ASSETS	$36,359,691

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,103
Additional paid-in capital	80,170,126
Accumulated net investment loss	(225,450)
Accumulated net realized loss on investment transactions	(47,768,006)
Net unrealized appreciation on investments	4,179,918

$36,359,691

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$21,692,976	1,832,981	$11.83
B	$14,666,715	1,270,193	$11.55

See notes to financial statements.

6

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $12)	$66,931
Interest	21

66,952

EXPENSES
Advisory fee (see Note B)	147,665
Distribution fee—Class B	19,795
Transfer agency—Class A	1,390
Transfer agency—Class B	931
Custodian	41,593
Administrative	38,680
Audit	18,100
Legal	16,200
Printing	4,340
Directors’ fees	1,848
Miscellaneous	1,860

Total expenses	292,402

Net investment loss	(225,450)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	2,785,563
Net change in unrealized appreciation/depreciation of investments	(3,049,518)

Net loss on investment transactions	(263,955)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(489,405)

See notes to financial statements.

7

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(225,450)	$(454,105)
Net realized gain (loss) on investment transactions	2,785,563	(5,182,631)
Net change in unrealized appreciation/depreciation of investments	(3,049,518)	16,946,484

Net increase (decrease) in net assets from operations	(489,405)	11,309,748
CAPITAL STOCK TRANSACTIONS
Net decrease	(823,354)	(2,751,075)

Total increase (decrease)	(1,312,759)	8,558,673
NET ASSETS
Beginning of period	37,672,450	29,113,777

End of period (including accumulated net investment income/(loss) of ($225,450) and $0, respectively)	$36,359,691	$37,672,450

See notes to financial statements.

8

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

9

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2010 (unaudited) (continued)	AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2010:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Common Stocks	$36,274,374		–0	–	$–0	–	$36,274,374
Warrants**	–0	–	–0	–	–0	–	–0	–
Short-Term Investments	–0	–	515,000		–0	–	515,000

Total Investments in Securities	36,274,374		515,000		–0	–	36,789,374
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$36,274,374		$515,000		$–0	–	$36,789,374

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

**	The Portfolio held a level 3 security with zero market value at period end.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

10

AllianceBernstein Variable Products Series Fund

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion, and .60% in excess of $5 billion of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2010, such fee amounted to $38,680.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2010 amounted to $41,679, of which $1 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2010.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

11

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2010 (unaudited) (continued)	AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$18,511,616		$19,092,103
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$5,725,433
Gross unrealized depreciation	(1,545,515)

Net unrealized appreciation	$4,179,918

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium

12

AllianceBernstein Variable Products Series Fund

received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2010, the Portfolio had no transactions in written options.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2010.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
Class A
Shares sold	104,268	263,848	$1,343,630	$2,527,867
Shares redeemed	(185,722)	(483,772)	(2,341,507)	(4,597,586)

Net decrease	(81,454)	(219,924)	$(997,877)	$(2,069,719)

Class B
Shares sold	335,858	383,986	$4,273,643	$3,793,386
Shares redeemed	(333,232)	(461,513)	(4,099,120)	(4,474,742)

Net increase (decrease)	2,626	(77,527)	$174,523	$(681,356)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

13

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2010 (unaudited) (continued)	AllianceBernstein Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2010.

NOTE H: Components of Accumulated Earnings (Deficit)

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(49,136,983	)(a)
Unrealized appreciation/(depreciation)	5,812,850	(b)

Total accumulated earnings/(deficit)	$(43,324,133)

(a)	On December 31, 2009, the Portfolio had a net capital loss carryforward of $48,997,463 of which $41,226,800 expires in the year 2010, $1,108,672 expires in the year 2016, and $6,661,991 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, 2009 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2009, the Portfolio defers post October capital losses of $139,520 to January 1, 2010.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

14

AllianceBernstein Variable Products Series Fund

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

15

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2010 (unaudited)		Year Ended December 31,
			2009		2008	2007		2006		2005
Net asset value, beginning of period	$11.95		$8.43		$15.48	$13.57		$12.26		$11.65

Income From Investment Operations
Net investment loss(a)	(.07)		(.13)		(.13)	(.12)		(.12)		(.11)
Net realized and unrealized gain (loss) on investment transactions	(.05)		3.65		(6.92)	2.03		1.43		.72
Contributions from Adviser	–0	–	–0	–	.00 (b)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(.12)		3.52		(7.05)	1.91		1.31		.61

Net asset value, end of period	$11.83		$11.95		$8.43	$15.48		$13.57		$12.26

Total Return
Total investment return based on net asset value(c)	(1.00)%		41.76	%*	(45.54)%*	14.08%		10.69%		5.24%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,693		$22,876		$18,003	$39,867		$48,498		$49,453
Ratio to average net assets of:
Expenses	1.39	%(d)(e)	1.62%		1.32%	1.20%		1.16	%(e)	1.18%
Net investment loss	(1.04	)%(d)(e)	(1.33)%		(1.02)%	(.81)%		(.90	)%(e)	(.93)%
Portfolio turnover rate	48%		106%		129%	88%		76%		90%

See footnote summary on page 17.

16

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2010 (unaudited)		Year Ended December 31,
			2009		2008	2007		2006		2005
Net asset value, beginning of period	$11.67		$8.26		$15.19	$13.36		$12.09		$11.53

Income From Investment Operations
Net investment loss(a)	(.08)		(.15)		(.15)	(.15)		(.15)		(.13)
Net realized and unrealized gain (loss) on investment transactions	(.04)		3.56		(6.78)	1.98		1.42		.69
Contributions from Adviser	–0	–	–0	–	.00 (b)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(.12)		3.41		(6.93)	1.83		1.27		.56

Net asset value, end of period	$11.55		$11.67		$8.26	$15.19		$13.36		$12.09

Total Return
Total investment return based on net asset value(c)	(1.03)%		41.28	%*	(45.62)%*	13.70%		10.51%		4.86%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,667		$14,796		$11,111	$24,937		$22,070		$22,467
Ratio to average net assets of:
Expenses	1.63	%(d)(e)	1.87%		1.60%	1.44%		1.41	%(e)	1.43%
Net investment loss	(1.30	)%(d)(e)	(1.58)%		(1.29)%	(1.05)%		(1.15	)%(e)	(1.18)%
Portfolio turnover rate.	48%		106%		129%	88%		76%		90%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2009 and December 31, 2008 by 0.28% and 0.40%, respectively.

See notes to financial statements.

17

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) at a meeting held on May 4-6, 2010.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not

18

AllianceBernstein Variable Products Series Fund

generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2010 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 2000 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2010 and (in the case of comparisons with the Index) the since inception period (August 1996 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 3- and 5-year periods and in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 10-year period, and that the Portfolio outperformed the Index in the 1- and 10-year periods but underperformed the Index in the 3- and 5-year and the since inception periods. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio although the institutional fee schedule provided for higher rates on the first $150 million of assets, and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate higher than that in the Portfolio’s Advisory Agreement (excluding the impact of the 25 basis point expense reimbursement to the Adviser pursuant to the Advisory Agreement; including the impact would result in the same fee rate). The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with an investment style similar to that of the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund except that the Portfolio’s fee is a monthly fee based on average daily net assets and the Corresponding Fund’s fee is a quarterly fee based on net asset value at the end of each quarter.

19

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points was lower than the Expense Group median. The directors noted that the administrative expense reimbursement was 25 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors noted that the Portfolio’s very small asset base of approximately $42 million significantly impacted the Portfolio’s expense ratio. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

20

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$42.1	Small Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $80,222 (0.25% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Small Cap Growth Portfolio	Class A 1.62%	December 31
Class B 1.87%

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

21

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2010 net assets:5

Portfolio	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Small Cap Growth Portfolio	$42.1	Small Cap Growth Schedule 100 bp on 1st $50m 85 bp on next $50m 75 bp on the balance Minimum account size $25m	1.000	0.750

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9,559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

22

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio.6 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Small Cap Growth Portfolio[7]	Cap Fund, Inc—Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2010 net assets:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Small Cap Growth Portfolio	Client #1[8] , [9]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600	0.750

	Client #2	0.65% on 1st $25 million 0.60% on next $75 million 0.55% on the balance	0.630	0.750

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolio, its is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

7	The advisory fee of AllianceBernstein Cap Fund, Inc. – Small Cap Growth Portfolio is based on the mutual fund’s net assets at the end of each quarter and is paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fee is based on the Portfolio’s average daily net assets and is paid on a monthly basis.

8	The client is an affiliate of the Adviser.

9	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the Investment advisory fee.

10	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 14.

23

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Portfolio.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[13]	Lipper Exp. Group Median	Rank
Small Cap Growth Portfolio	0.750	0.875	3/14

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.15

Portfolio	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small Cap Growth Portfolio	1.618	1.018	14/14	0.966	38/38

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

16	Most recently completed fiscal year end Class A total expense ratio.

24

AllianceBernstein Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2009, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $30,711 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2009, the Adviser determined that it made payments in the amount of $182,623 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,250 from the Portfolio.17

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

17	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2009.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

25

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended January 31, 2010.24

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	40.54	39.77	40.43	6/14	23/48
3 year	–6.39	–6.39	–6.02	7/13	26/42
5 year	0.14	–0.20	1.23	6/12	25/38
10 year	–0.22	–3.49	–0.12	3/9	16/29

19	The Deli study was originally published in 2002 based on 1997 data.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones v. Harris at 14.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

22	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

23	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including or excluding a fund from a PU is somewhat different from that of an EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

26

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)25 versus its benchmark.26 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)		5 Year (%)	10 Year (%)		Since Inception (%)	Annualized			Risk Period (Year)
								Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	40.54	–	6.39	0.14	–	0.22	2.04	24.26		0.00	10
Russell 2000 Growth Index	39.03	–	6.03	0.88	–	1.73	2.96	25.41	–	0.05	10
Inception Date: August 5, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

25	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

26	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2010.

27	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

27

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small/Mid Cap Value Portfolio

June 30, 2010

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Small/Mid Cap Value Portfolio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$980.81	$4.13	0.84%
Hypothetical (5% return before expenses)	$1,000	$1,020.63	$4.21	0.84%

Class B
Actual	$1,000	$979.23	$5.35	1.09%
Hypothetical (5% return before expenses)	$1,000	$1,019.39	$5.46	1.09%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

SMALL/MID CAP VALUE
TEN LARGEST HOLDINGS*
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Pepco Holdings, Inc.	$6,281,408	1.4%
Portland General Electric Co.	6,032,403	1.4
NiSource, Inc.	5,863,800	1.4
CMS Energy Corp.	5,860,000	1.4
Constellation Brands, Inc.—Class A	5,597,037	1.3
Comerica, Inc.	5,509,768	1.3
WESCO International, Inc.	5,498,311	1.3
Community Health Systems, Inc.	5,345,361	1.2
Reinsurance Group of America, Inc.—Class A	5,343,499	1.2
Commercial Metals Co.	5,332,948	1.2

	$56,664,535	13.1%

SECTOR DIVERSIFICATION

June 30, 2010 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$98,455,167	22.4%
Consumer Discretionary	69,769,461	15.9
Industrials	49,428,952	11.2
Information Technology	43,633,178	9.9
Energy	41,942,637	9.5
Utilities	36,200,521	8.2
Materials	34,544,259	7.9
Health Care	28,233,039	6.4
Consumer Staples	25,748,559	5.9
Short-Term Investments	11,797,000	2.7

Total Investments	$439,752,773	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.8%
FINANCIALS–22.7%
CAPITAL MARKETS–0.5%
MF Global Holdings Ltd.(a)	387,600	$2,213,196

COMMERCIAL BANKS–7.7%
Associated Banc-Corp	315,100	3,863,126
City National Corp.	51,250	2,625,537
Comerica, Inc.	149,600	5,509,768
Marshall & Ilsley Corp.	515,500	3,701,290
Popular, Inc.(a)	1,331,457	3,568,305
Susquehanna Bancshares, Inc.	480,464	4,002,265
Umpqua Holdings Corp.	231,340	2,655,783
Webster Financial Corp.	215,700	3,869,658
Whitney Holding Corp.	386,100	3,571,425

		33,367,157

INSURANCE – 5.3%
Aspen Insurance Holdings Ltd.	159,800	3,953,452
Endurance Specialty Holdings Ltd.	124,400	4,668,732
Fidelity National Financial, Inc.–Class A	205,800	2,673,342
Reinsurance Group of America, Inc.–Class A	116,900	5,343,499
StanCorp Financial Group, Inc.	58,500	2,371,590
Unum Group	178,400	3,871,280

		22,881,895

REAL ESTATE INVESTMENT TRUSTS (REITs)–4.9%
Brandywine Realty Trust	260,500	2,800,375
Camden Property Trust	94,100	3,843,985
CBL & Associates Properties, Inc.	257,500	3,203,300
DiamondRock Hospitality Co.(a)	457,200	3,758,184
Sunstone Hotel Investors, Inc.(a)	381,830	3,791,572
Tanger Factory Outlet Centers	89,500	3,703,510

		21,100,926

REAL ESTATE MANAGEMENT & DEVELOPMENT–1.5%
CB Richard Ellis Group, Inc.–Class A(a)	236,200	3,214,682
Jones Lang LaSalle, Inc.	49,600	3,255,744

		6,470,426

THRIFTS & MORTGAGE FINANCE–2.8%
Astoria Financial Corp.	227,100	3,124,896
First Niagara Financial Group, Inc.	399,500	5,005,735
Washington Federal, Inc.	265,200	4,290,936

		12,421,567

		98,455,167

Company	Shares	U.S. $ Value

CONSUMER DISCRETIONARY–16.1%
AUTO COMPONENTS–3.9%
Cooper Tire & Rubber Co.	206,900	$4,034,550
Dana Holding Corp.(a)	489,900	4,899,000
Federal-Mogul Corp.(a)	323,900	4,217,178
TRW Automotive Holdings Corp.(a)	143,100	3,945,267

		17,095,995

HOTELS, RESTAURANTS & LEISURE–2.5%
Boyd Gaming Corp.(a)	277,400	2,355,126
Royal Caribbean Cruises Ltd.(a)	203,200	4,626,864
Wyndham Worldwide Corp.	189,800	3,822,572

		10,804,562

HOUSEHOLD DURABLES–2.3%
American Greetings Corp.	245,200	4,599,952
NVR, Inc.(a)	4,450	2,914,883
Pulte Group, Inc.(a)	283,700	2,349,036

		9,863,871

LEISURE EQUIPMENT & PRODUCTS–0.5%
Callaway Golf Co.	344,900	2,083,196

MEDIA–1.5%
CBS Corp.–Class B	190,200	2,459,286
Interpublic Group of Cos., Inc. (The)(a)	549,200	3,915,796

		6,375,082

SPECIALTY RETAIL–4.4%
AnnTaylor Stores Corp.(a)	255,700	4,160,239
Dress Barn, Inc. (The)(a)	109,600	2,609,576
Foot Locker, Inc.	216,950	2,737,909
Men’s Wearhouse, Inc. (The)	218,200	4,006,152
Office Depot, Inc.(a)	727,400	2,938,696
Signet Jewelers Ltd.(a)	94,600	2,601,500

		19,054,072

TEXTILES, APPAREL & LUXURY GOODS–1.0%
Jones Apparel Group, Inc.	283,450	4,492,683

		69,769,461

INDUSTRIALS–11.4%
AIRLINES–0.6%
Alaska Air Group, Inc.(a)	57,400	2,580,130

BUILDING PRODUCTS–1.2%
AO Smith Corp.	60,700	2,925,133
Masco Corp.	235,000	2,528,600

		5,453,733

ELECTRICAL EQUIPMENT–3.1%
EnerSys(a)	161,400	3,449,118
General Cable Corp.(a)	182,400	4,860,960
Thomas & Betts Corp.(a)	149,150	5,175,505

		13,485,583

3

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MACHINERY–3.0%
Briggs & Stratton Corp.	224,100	$3,814,182
Mueller Industries, Inc.	185,300	4,558,380
Terex Corp.(a)	243,100	4,555,694

		12,928,256

PROFESSIONAL SERVICES–0.9%
Kelly Services, Inc.–Class A(a)	258,200	3,839,434

ROAD & RAIL–1.3%
Con-way, Inc.	83,150	2,496,163
Hertz Global Holdings, Inc.(a)	332,700	3,147,342

		5,643,505

TRADING COMPANIES & DISTRIBUTORS–1.3%
WESCO International, Inc.(a)	163,300	5,498,311

		49,428,952

INFORMATION TECHNOLOGY–10.1%
COMMUNICATIONS EQUIPMENT–0.9%
CommScope, Inc.(a)	161,500	3,838,855

COMPUTERS & PERIPHERALS–0.6%
NCR Corp.(a)	226,000	2,739,120

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–4.7%
Anixter International, Inc.(a)	108,900	4,639,140
Arrow Electronics, Inc.(a)	111,600	2,494,260
AU Optronics Corp. (Sponsored ADR)	314,942	2,796,685
Avnet, Inc.(a)	106,600	2,570,126
Flextronics International Ltd.(a)	660,700	3,699,920
Insight Enterprises, Inc.(a)	299,900	3,946,684

		20,146,815

IT SERVICES–1.6%
Amdocs Ltd.(a)	85,600	2,298,360
Convergys Corp.(a)	475,200	4,661,712

		6,960,072

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.3%
Lam Research Corp.(a)	100,600	3,828,836
Siliconware Precision Industries Co. (Sponsored ADR)	546,800	2,925,380
Teradyne, Inc.(a)	327,600	3,194,100

		9,948,316

		43,633,178

ENERGY–9.7%
ENERGY EQUIPMENT & SERVICES–3.9%
Helix Energy Solutions Group, Inc.(a)	441,900	4,759,263

Company	Shares	U.S. $ Value

Helmerich & Payne, Inc.	119,800	$4,375,096
Oil States International, Inc.(a)	63,700	2,521,246
Rowan Cos., Inc.(a)	228,900	5,022,066

		16,677,671

OIL, GAS & CONSUMABLE FUELS–5.8%
Cimarex Energy Co.	72,375	5,180,603
Forest Oil Corp.(a)	180,700	4,943,952
Patriot Coal Corp.(a)	176,500	2,073,875
Southern Union Co.	185,600	4,057,216
Teekay Corp.	179,900	4,707,983
Whiting Petroleum Corp.(a)	54,850	4,301,337

		25,264,966

		41,942,637

UTILITIES–8.4%
ELECTRIC UTILITIES–4.9%
Northeast Utilities	187,500	4,777,500
NV Energy, Inc.	344,800	4,072,088
Pepco Holdings, Inc.	400,600	6,281,408
Portland General Electric Co.	329,100	6,032,403

		21,163,399

MULTI-UTILITIES–3.5%
CMS Energy Corp.	400,000	5,860,000
NiSource, Inc.	404,400	5,863,800
Wisconsin Energy Corp.	65,300	3,313,322

		15,037,122

		36,200,521

MATERIALS–8.0%
CHEMICALS–5.0%
Arch Chemicals, Inc.	141,500	4,349,710
Cytec Industries, Inc.	106,100	4,242,939
Huntsman Corp.	493,950	4,282,546
PolyOne Corp.(a)	452,600	3,810,892
Rockwood Holdings, Inc.(a)	221,900	5,034,911

		21,720,998

METALS & MINING–3.0%
AK Steel Holding Corp.	41,600	495,872
Commercial Metals Co.	403,400	5,332,948
Reliance Steel & Aluminum Co.	122,225	4,418,434
Steel Dynamics, Inc.	195,300	2,576,007

		12,823,261

		34,544,259

HEALTH CARE–6.5%
HEALTH CARE EQUIPMENT & SUPPLIES–2.1%
Kinetic Concepts, Inc.(a)	139,300	5,085,843
Teleflex, Inc.	78,450	4,258,266

		9,344,109

HEALTH CARE PROVIDERS & SERVICES–3.7%
AMERIGROUP Corp.(a)	77,800	2,526,944
Community Health Systems, Inc.(a)	158,100	5,345,361

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

LifePoint Hospitals, Inc.(a)	160,745	$5,047,393
Molina Healthcare, Inc.(a)	103,425	2,978,640

		15,898,338

PHARMACEUTICALS–0.7%
Par Pharmaceutical Cos., Inc.(a)	115,200	2,990,592

		28,233,039

CONSUMER STAPLES–5.9%
BEVERAGES–1.3%
Constellation Brands, Inc.–Class A(a)	358,325	5,597,037

FOOD & STAPLES RETAILING–0.5%
SUPERVALU, Inc.	215,300	2,333,852

FOOD PRODUCTS–3.4%
Bunge Ltd.	60,400	2,971,076
Dean Foods Co.(a)	414,400	4,173,008
Smithfield Foods, Inc.(a)	303,500	4,522,150
Tyson Foods, Inc.–Class A	200,400	3,284,556

		14,950,790

TOBACCO–0.7%
Universal Corp.	72,250	2,866,880

		25,748,559

Total Common Stocks (cost $440,127,477)		427,955,773

	Principal Amount (000)
SHORT-TERM INVESTMENTS–2.7%
TIME DEPOSIT–2.7%
State Street Time Deposit 0.01%, 7/01/10 (cost $11,797,000)	$11,797	11,797,000

TOTAL INVESTMENTS–101.5% (cost $451,924,477)		439,752,773
Other assets less liabilities–(1.5)%		(6,318,297)

NET ASSETS–100.0%		$433,434,476

(a)	Non-income producing security.

Glossary:

ADR—American Depository Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

5

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $451,924,477)	$439,752,773
Cash	65
Receivable for investment securities sold	975,703
Dividends and interest receivable	323,225
Receivable for capital stock sold	301,771

Total assets	441,353,537

LIABILITIES
Payable for investment securities purchased	6,725,930
Payable for capital stock redeemed	652,303
Advisory fee payable	290,265
Distribution fee payable	65,463
Administrative fee payable	21,561
Transfer Agent fee payable	160
Accrued expenses	163,379

Total liabilities	7,919,061

NET ASSETS	$433,434,476

COMPOSITION OF NET ASSETS
Capital stock, at par	$33,176
Additional paid-in capital	491,791,563
Undistributed net investment income	208,127
Accumulated net realized loss on investment transactions	(46,426,686)
Net unrealized depreciation on investments	(12,171,704)

$433,434,476

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$138,726,129	10,591,624	$13.10
B	$294,708,347	22,584,327	$13.05

See notes to financial statements.

6

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends	$2,516,059
Interest	849

2,516,908

EXPENSES
Advisory fee (see Note B)	1,719,414
Distribution fee—Class B	383,653
Transfer agency—Class A	1,134
Transfer agency—Class B	2,275
Printing	71,981
Custodian	56,110
Administrative	37,660
Audit	18,100
Legal	16,024
Directors’ fees	1,848
Miscellaneous	4,845

Total expenses	2,313,044

Net investment income	203,864

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	22,941,700
Net change in unrealized appreciation/depreciation of investments	(39,388,979)

Net loss on investment transactions	(16,447,279)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(16,243,415)

See notes to financial statements.

7

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2010 (unaudited)		Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$203,864		$1,681,790
Net realized gain (loss) on investment transactions	22,941,700		(40,940,353)
Net change in unrealized appreciation/depreciation of investments	(39,388,979)		158,134,663

Net increase (decrease) in net assets from operations	(16,243,415)		118,876,100
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(697,881)		(1,145,821)
Class B	(881,228)		(1,833,370)
Net realized gain on investment transactions
Class A	–0	–	(4,471,498)
Class B	–0	–	(9,670,520)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	52,331,356		(5,783,835)

Total increase	34,508,832		95,971,056
NET ASSETS
Beginning of period	398,925,644		302,954,588

End of period (including undistributed net investment income of $208,127 and $1,583,372, respectively)	$433,434,476		$398,925,644

See notes to financial statements.

8

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

9

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2010:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Common Stocks	$427,955,773		$–0	–	$–0	–	$427,955,773
Short-Term Investments	–0	–	11,797,000		–0	–	11,797,000

Total Investments in Securities	427,955,773		11,797,000		–0	–	439,752,773
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$427,955,773		$11,797,000		$–0	–	$439,752,773

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

10

AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. This waiver extends through May 1, 2011 and may be extended by the Adviser for additional one-year terms. For the six months ended June 30, 2010, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2010, such fee amounted to $37,660.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2010 amounted to $312,068, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2010.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

11

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$165,318,808		$113,732,240
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$37,908,026
Gross unrealized depreciation	(50,079,730)

Net unrealized depreciation	$(12,171,704)

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium

12

AllianceBernstein Variable Products Series Fund

received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2010, the Portfolio had no transactions in written options.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2010.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
Class A
Shares sold	2,076,518	2,288,686	$31,110,350	$24,816,225
Shares issued in reinvestment of dividends and distributions	44,622	528,938	697,881	5,617,319
Shares redeemed	(1,544,106)	(2,882,308)	(22,291,136)	(29,363,402)

Net increase (decrease)	577,034	(64,684)	$9,517,095	$1,070,142

Class B
Shares sold	4,938,175	4,320,379	$73,608,112	$46,039,668
Shares issued in reinvestment of dividends and distributions	56,525	1,086,297	881,228	11,503,890
Shares redeemed	(2,223,720)	(6,161,732)	(31,675,079)	(64,397,535)

Net increase (decrease)	2,770,980	(755,056)	$42,814,261	$(6,853,977)

NOTE F : Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

13

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G : Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2010.

NOTE H : Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2010 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$3,067,524	$9,900,980
Long-term capital gains	14,053,685	31,359,292

Total taxable distributions	17,121,209	41,260,272

Total distributions paid	$17,121,209	$41,260,272

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,568,490
Accumulated capital and other losses	(67,504,121	)(a)
Unrealized appreciation/(depreciation)	25,353,010	(b)

Total accumulated earnings/(deficit)	$(40,582,621	)(c)

(a)	On December 31, 2009, the Portfolio had a capital loss carryforward for federal income tax purposes of $67,504,121 which expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to deferred income from an underlying security.

NOTE I : Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

14

AllianceBernstein Variable Products Series Fund

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J : Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

15

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2010 (unaudited)		Year Ended December 31,
			2009	2008	2007	2006		2005
Net asset value, beginning of period	$13.41		$9.92	$17.11	$18.08	$17.06		$16.84

Income From Investment Operations
Net investment income (a)	.02		.08	.13	.11	.20		.09	(b)
Net realized and unrealized gain (loss) on investment transactions	(.27)		4.01	(5.63)	.36	2.14		1.02

Net increase (decrease) in net asset value from operations	(.25)		4.09	(5.50)	.47	2.34		1.11

Less: Dividends and Distributions
Dividends from net investment income	(.06)		(.12)	(.11)	(.17)	(.08)		(.13)
Distributions from net realized gain on investment transactions	–0–		(.48)	(1.58)	(1.27)	(1.24)		(.76)

Total dividends and distributions	(.06)		(.60)	(1.69)	(1.44)	(1.32)		(.89)

Net asset value, end of period	$13.10		$13.41	$9.92	$17.11	$18.08		$17.06

Total Return
Total investment return based on net asset value (c)	(1.92)%		42.86%	(35.58)%	1.71%	14.42%		6.91%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$138,726		$134,291	$99,957	$146,350	$159,804		$134,235
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.84	%(d)(e)	.87%	.86%	.83%	.86	%(e)	.87%
Expenses, before waivers/reimbursements	.84	%(d)(e)	.87%	.86%	.83%	.86	%(e)	.87%
Net investment income	.26	%(d)(e)	.70%	.95%	.59%	1.15	%(e)	.53	%(b)
Portfolio turnover rate	26%		58%	49%	32%	46%		33%

See footnote summary on page 17.

16

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2010 (unaudited)		Year Ended December 31,
			2009	2008	2007	2006		2005
Net asset value, beginning of period	$13.36		$9.87	$17.03	$18.00	$16.99		$16.79

Income From Investment Operations
Net investment income (a)	.00	(f)	.05	.10	.07	.16		.05	(b)
Net realized and unrealized gain (loss) on investment transactions	(.27)		4.01	(5.61)	.37	2.13		1.01

Net increase (decrease) in net asset value from operations	(.27)		4.06	(5.51)	.44	2.29		1.06

Less: Dividends and Distributions
Dividends from net investment income	(.04)		(.09)	(.07)	(.14)	(.04)		(.10)
Distributions from net realized gain on investment transactions	–0	–	(.48)	(1.58)	(1.27)	(1.24)		(.76)

Total dividends and distributions	(.04)		(.57)	(1.65)	(1.41)	(1.28)		(.86)

Net asset value, end of period	$13.05		$13.36	$9.87	$17.03	$18.00		$16.99

Total Return
Total investment return based on net asset value (c)	(2.08)%		42.66%	(35.75)%	1.53%	14.20%		6.63%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$294,708		$264,635	$202,997	$294,664	$251,412		$186,415
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.09	%(d)(e)	1.12%	1.11%	1.08%	1.11	%(e)	1.12%
Expenses, before waivers/reimbursements	1.09	%(d)(e)	1.12%	1.11%	1.08%	1.11	%(e)	1.12%
Net investment income	.00	%(d)(e)(g)	.42%	.72%	.35%	.91	%(e)	.29	%(b)
Portfolio turnover rate	26%		58%	49%	32%	46%		33%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Amount is less than $.005.

(g)	Amount is less than .005%.

See notes to financial statements.

17

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) at a meeting held on May 4-6, 2010.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

18

AllianceBernstein Variable Products Series Fund

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2010 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 2500 Value Index and the Russell 2500 Index, in each case for the 1-, 3- and 5-year periods ended January 31, 2010 and (in the case of comparisons with the indices) the since inception period (May 2001 inception). The directors noted that the Portfolio was in the 1st quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods and in the 2nd quintile of the Performance Group and the Performance Universe for the 5-year period, and that the Portfolio outperformed both indices in all periods reviewed. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with an investment style similar to that of the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper

19

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 3 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

20

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Portfolio
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$476.4	Small/Mid Cap Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $82,401 (0.03% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

21

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Small/Mid Cap Value Portfolio	Class A 1.20%	0.87%	December 31
	Class B 1.45%	1.12%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

22

AllianceBernstein Variable Products Series Fund

fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2010 net assets:5

Portfolio	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Small/Mid Cap Value Portfolio	$476.4	Small & Mid Cap Value Schedule	0.592	0.750
		95 bp on 1st $25m
		75 bp on next $25m
		65 bp on next $50m
		55 bp on the balance
		Minimum account size $25m

The Adviser also manages AllianceBernstein Small/Mid Cap Value Fund, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Small/Mid Cap Value Fund6. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the Small Mid/Cap Value Fund been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Small/Mid Cap Value Portfolio	Small/Mid Cap Value Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2010 net assets:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Small/Mid Cap Value Portfolio	Client #1	0.50% on 1st $250 million	0.476	0.750
		0.45% on the balance

	Client #2	0.95% on 1st $25 million	0.592	0.750
		0.75% on next $25 million
		0.65% on next $50 million
		0.55% on the balance

	Client #3	0.613% on 1st $150 million	0.532	0.750
		0.495% on the balance

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolio, its is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

23

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee[10]	Lipper Exp. Group Median (%)	Rank
Small/Mid Cap Value Portfolio[11]	0.750	0.815	3/14

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.12 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.13

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009,

7	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 14.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements related to expense caps that would effectively reduce the actual management fee.

11	The Portfolio’s EG includes the Portfolio, twelve other VIP Small-Cap Value funds (“SCVE”) and one VIP Small-Cap Core funds (“SCCE”).

12	It should be noted that the expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

24

AllianceBernstein Variable Products Series Fund

when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.14

Portfolio	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Value Portfolio[16]	0.868	0.903	6/14	0.884	8/17

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2009, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $546,617 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2009, the Adviser determined that it made payment in the amount of $299,714 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,250 from the Portfolio.17

14	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

15	Most recently completed fiscal year end Class A total expense ratio.

16	The Portfolio’s EU includes the Portfolio, EG and all other VIP SCVE and SCCE funds, excluding outliers.

17	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2009.

25

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

19	The Deli study was originally published in 2002 based on 1997 data.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones v. Harris at 14.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

26

AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Portfolio22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended January 31, 2010.24

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	57.31	44.10	44.17	1/14	2/24
3 year	-3.75	-6.69	-7.13	2/14	3/20
5 year	2.85	2.13	2.10	4/10	5/15

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)25 versus its benchmark.26 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Small/Mid Cap Value Portfolio	57.31	-3.75	2.85	8.07	21.97	0.11	5
Russell 2500 Value Index	40.69	-8.48	0.95	6.23	20.29	0.01	5
Russell 2500 Index	42.74	-6.76	1.58	4.65	N/A	N/A	5
Inception Date: May 2, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

22	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

23	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

25	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

26	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2010.

27	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

27

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Value Portfolio

June 30, 2010

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

VALUE PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each classes’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each classes’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Value Portfolio	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$927.22	$3.30	0.69%
Hypothetical (5% return before expenses)	$1,000	$1,021.37	$3.46	0.69%

Class B
Actual	$1,000	$925.64	$4.49	0.94%
Hypothetical (5% return before expenses)	$1,000	$1,020.13	$4.71	0.94%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Procter & Gamble Co. (The)	$6,909,696	3.8%
Bank of America Corp.	6,890,415	3.8
Wells Fargo & Co.	6,238,720	3.4
Pfizer, Inc.	5,799,542	3.2
JPMorgan Chase & Co.	5,425,602	3.0
Johnson & Johnson	5,321,306	2.9
AT&T, Inc.	5,140,375	2.8
Chevron Corp.	4,695,912	2.6
Time Warner Cable, Inc.—Class A	3,978,912	2.2
Goldman Sachs Group, Inc. (The)	3,924,973	2.1

	$54,325,453	29.8%

SECTOR DIVERSIFICATION

June 30, 2010 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$41,913,825	22.3%
Consumer Discretionary	32,303,587	17.2
Energy	25,941,149	13.8
Consumer Staples	22,852,947	12.1
Health Care	17,466,682	9.3
Industrials	11,869,392	6.3
Information Technology	11,574,991	6.1
Telecommunication Services	9,000,537	4.8
Materials	3,588,456	1.9
Utilities	2,887,246	1.5
Short-Term Investments	8,938,000	4.7

Total Investments	$188,336,812	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.5%

FINANCIALS–23.0%
CAPITAL MARKETS–3.8%
Ameriprise Financial, Inc.	20,500	$740,665
Goldman Sachs Group, Inc. (The)	29,900	3,924,973
Morgan Stanley	94,700	2,197,987

		6,863,625

COMMERCIAL BANKS–5.9%
BB&T Corp.	67,100	1,765,401
Comerica, Inc.	29,500	1,086,485
Fifth Third Bancorp	137,300	1,687,417
Wells Fargo & Co.	243,700	6,238,720

		10,778,023

CONSUMER FINANCE–0.8%
Capital One Financial Corp.	37,300	1,503,190

DIVERSIFIED FINANCIAL SERVICES–7.5%
Bank of America Corp.	479,500	6,890,415
Citigroup, Inc.(a)	365,900	1,375,784
JPMorgan Chase & Co.	148,200	5,425,602

		13,691,801

INSURANCE–5.0%
ACE Ltd.	16,400	844,272
Allstate Corp. (The)	37,300	1,071,629
Berkshire Hathaway, Inc.(a)	23,700	1,888,653
Chubb Corp.	15,500	775,155
Principal Financial Group, Inc.	41,700	977,448
Travelers Cos., Inc. (The)	49,400	2,432,950
XL Group PLC	67,900	1,087,079

		9,077,186

		41,913,825

CONSUMER DISCRETIONARY–17.7%
AUTO COMPONENTS–0.8%
Lear Corp.(a)	13,600	900,320
TRW Automotive Holdings Corp.(a)	19,600	540,372

		1,440,692

AUTOMOBILES–0.7%
Ford Motor Co.(a)	132,100	1,331,568

HOTELS, RESTAURANTS & LEISURE–0.4%
Royal Caribbean Cruises Ltd.(a)	36,200	824,274

HOUSEHOLD DURABLES–3.0%
DR Horton, Inc.	74,100	728,403
Fortune Brands, Inc.	10,300	403,554
Garmin Ltd.	63,200	1,844,176
NVR, Inc.(a)	2,400	1,572,072
Pulte Group, Inc.(a)	103,900	860,292

		5,408,497

Company	Shares	U.S. $ Value

MEDIA–8.9%
Cablevision Systems Corp.	48,600	$1,166,886
CBS Corp.–Class B	112,800	1,458,504
Comcast Corp.–Class A	152,800	2,654,136
DIRECTV(a)	48,500	1,645,120
News Corp.–Class A	192,200	2,298,712
Time Warner Cable, Inc.–Class A	76,400	3,978,912
Time Warner, Inc.	104,600	3,023,986

		16,226,256

SPECIALTY RETAIL–3.0%
Foot Locker, Inc.	40,400	509,848
Gap, Inc. (The)	90,200	1,755,292
Office Depot, Inc.(a)	180,800	730,432
Ross Stores, Inc.	27,200	1,449,488
TJX Cos., Inc.	22,200	931,290

		5,376,350

TEXTILES, APPAREL & LUXURY GOODS–0.9%
Jones Apparel Group, Inc.	107,000	1,695,950

		32,303,587

ENERGY–14.2%
ENERGY EQUIPMENT & SERVICES–2.0%
Ensco PLC (Sponsored ADR)	58,000	2,278,240
Rowan Cos., Inc.(a)	46,300	1,015,822
Transocean Ltd.(a)	10,300	477,199

		3,771,261

OIL, GAS & CONSUMABLE FUELS–12.2%
Apache Corp.	11,100	934,509
Chevron Corp.	69,200	4,695,912
Cimarex Energy Co.	24,800	1,775,184
ConocoPhillips	58,200	2,857,038
Devon Energy Corp.	48,700	2,966,804
Exxon Mobil Corp.	7,500	428,025
Forest Oil Corp.(a)	50,600	1,384,416
Marathon Oil Corp.	58,700	1,824,983
Newfield Exploration Co.(a)	27,900	1,363,194
Nexen, Inc. (New York)	69,700	1,370,999
Occidental Petroleum Corp.	5,200	401,180
Total SA (Sponsored ADR)	5,300	236,592
Valero Energy Corp.	107,400	1,931,052

		22,169,888

		25,941,149

CONSUMER STAPLES–12.6%
BEVERAGES–0.6%
Constellation Brands, Inc.–Class A(a)	71,500	1,116,830

FOOD & STAPLES RETAILING–1.3%
Safeway, Inc.	80,400	1,580,664
SUPERVALU, Inc.	67,000	726,280

		2,306,944

3

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

FOOD PRODUCTS–4.6%
Archer-Daniels-Midland Co.	39,850	$1,028,927
Bunge Ltd.	21,900	1,077,261
Kraft Foods, Inc.–Class A	65,900	1,845,200
Sara Lee Corp.	153,500	2,164,350
Smithfield Foods, Inc.(a)	91,200	1,358,880
Tyson Foods, Inc.–Class A	49,700	814,583

		8,289,201

HOUSEHOLD PRODUCTS–3.8%
Procter & Gamble Co. (The)	115,200	6,909,696

TOBACCO–2.3%
Altria Group, Inc.	108,100	2,166,324
Reynolds American, Inc.	39,600	2,063,952

		4,230,276

		22,852,947

HEALTH CARE–9.6%
BIOTECHNOLOGY–0.8%
Gilead Sciences, Inc.(a)	42,100	1,443,188

HEALTH CARE PROVIDERS & SERVICES–0.7%
Community Health Systems, Inc.(a)	39,900	1,349,019

PHARMACEUTICALS–8.1%
AstraZeneca PLC (Sponsored ADR)	24,500	1,154,685
Johnson & Johnson	90,100	5,321,306
Merck & Co., Inc.	68,600	2,398,942
Pfizer, Inc.	406,700	5,799,542

		14,674,475

		17,466,682

INDUSTRIALS–6.5%
AEROSPACE & DEFENSE–1.2%
Northrop Grumman Corp.	28,400	1,546,096
Raytheon Co.	12,000	580,680

		2,126,776

AIRLINES–0.8%
Delta Air Lines, Inc.(a)	126,800	1,489,900

ELECTRICAL EQUIPMENT–0.4%
Cooper Industries PLC	18,000	792,000

INDUSTRIAL CONGLOMERATES–2.0%
General Electric Co.	215,300	3,104,626
Textron, Inc.	37,300	632,981

		3,737,607

MACHINERY–2.0%
Ingersoll-Rand PLC	88,700	3,059,263
SPX Corp.	10,600	559,786

		3,619,049

ROAD & RAIL–0.1%
Hertz Global Holdings, Inc.(a)	11,000	104,060

		11,869,392

Company	Shares	U.S. $ Value

INFORMATION TECHNOLOGY–6.4%
COMMUNICATIONS EQUIPMENT–1.8%
Motorola, Inc.(a)	383,100	$2,497,812
Nokia Oyj (Sponsored ADR)–Class A	97,100	791,365

		3,289,177

COMPUTERS & PERIPHERALS–2.0%
Dell, Inc.(a)	90,800	1,095,048
Hewlett-Packard Co.	40,500	1,752,840
Seagate Technology(a)	61,800	805,872

		3,653,760

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.2%
Tyco Electronics Ltd.	81,900	2,078,622
Vishay Intertechnology, Inc.(a)	5,500	42,570

		2,121,192

INTERNET SOFTWARE & SERVICES–0.3%
AOL, Inc.(a)	25,700	534,303

SOFTWARE–1.1%
Microsoft Corp.	85,900	1,976,559

		11,574,991

TELECOMMUNICATION SERVICES–4.9%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.9%
AT&T, Inc.	212,500	5,140,375
Verizon Communications, Inc.	8,900	249,378

		5,389,753

WIRELESS TELECOMMUNICATION SERVICES–2.0%
Sprint Nextel Corp.(a)	485,000	2,056,400
Vodafone Group PLC (Sponsored ADR)	75,200	1,554,384

		3,610,784

		9,000,537

MATERIALS–2.0%
CHEMICALS–0.2%
Huntsman Corp.	43,400	376,278

METALS & MINING–1.8%
Freeport-McMoRan Copper & Gold, Inc.	29,400	1,738,422
Reliance Steel & Aluminum Co.	18,000	650,700
Steel Dynamics, Inc.	62,400	823,056

		3,212,178

		3,588,456

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

UTILITIES–1.6%
ELECTRIC UTILITIES–0.9%
American Electric Power Co., Inc.	18,900	$610,470
Pinnacle West Capital Corp.	26,600	967,176

		1,577,646

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.6%
Constellation Energy Group, Inc.	32,200	1,038,450

MULTI-UTILITIES–0.1%
NiSource, Inc.	18,700	271,150

		2,887,246

Total Common Stocks (cost $184,136,721)		179,398,812

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–4.9%
TIME DEPOSIT–4.9%
State Street Time Deposit 0.01%, 7/01/10 (cost $8,938,000)	$8,938	$8,938,000

TOTAL INVESTMENTS–103.4% (cost $193,074,721)		188,336,812
Other assets less liabilities–(3.4)%		(6,262,688)

NET ASSETS–100.0%		$182,074,124

(a)	Non-income producing security.

Glossary:

ADR—American Depository Receipt

See notes to financial statements.

5

VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $193,074,721)	$188,336,812
Cash	707
Receivable for investment securities sold	939,442
Dividends and interest receivable	294,379
Receivable for capital stock sold	171,428
Other assets	70

Total assets	189,742,838

LIABILITIES
Payable for investment securities purchased	7,368,802
Advisory fee payable	88,041
Payable for capital stock redeemed	63,807
Distribution fee payable	39,698
Administrative fee payable	19,448
Transfer Agent fee payable	158
Accrued expenses	88,760

Total liabilities	7,668,714

NET ASSETS	$182,074,124

COMPOSITION OF NET ASSETS
Capital stock, at par	$22,489
Additional paid-in capital	284,219,198
Undistributed net investment income	1,206,910
Accumulated net realized loss on investment and foreign currency transactions	(98,636,542)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(4,737,931)

$182,074,124

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,464,018	179,439	$8.16
B	$180,610,106	22,309,723	$8.10

See notes to financial statements.

6

VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $11,799)	$2,254,704
Interest	205

2,254,909

EXPENSES
Advisory fee (see Note B)	576,421
Distribution fee—Class B	259,998
Transfer agency—Class A	17
Transfer agency—Class B	2,247
Custodian	42,018
Administrative	39,820
Printing	25,893
Audit	18,100
Legal	16,108
Directors’ fees	1,992
Miscellaneous	2,484

Total expenses	985,098

Net investment income	1,269,811

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(1,694,142)
Foreign currency transactions	124
Net change in unrealized appreciation/depreciation of:
Investments	(13,481,049)
Foreign currency denominated assets and liabilities	(67)

Net loss on investment and foreign currency transactions	(15,175,134)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(13,905,323)

See notes to financial statements.

7

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,269,811	$3,632,795
Net realized loss on investment and foreign currency transactions	(1,694,018)	(66,021,212)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(13,481,116)	101,244,336

Net increase (decrease) in net assets from operations	(13,905,323)	38,855,919
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(31,891)	(49,401)
Class B	(3,592,985)	(6,182,378)
CAPITAL STOCK TRANSACTIONS
Net decrease	(15,816,827)	(15,773,366)

Total increase (decrease)	(33,347,026)	16,850,774
NET ASSETS
Beginning of period	215,421,150	198,570,376

End of period (including undistributed net investment income of $1,206,910 and $3,561,975, respectively)	$182,074,124	$215,421,150

See notes to financial statements.

8

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2010 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

9

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2010:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Common Stocks	$179,398,812		$–0	–	$–0	–	$179,398,812
Short-Term Investments	–0	–	8,938,000		–0	–	8,938,000

Total Investments in Securities	179,398,812		8,938,000		–0	–	188,336,812
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$179,398,812		$8,938,000		$–0	–	$188,336,812

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

10

AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2010, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2010, such fee amounted to $39,820.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2010 amounted to $140,491, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2010.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

11

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$77,372,474		$92,164,297
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$12,747,001
Gross unrealized depreciation	(17,484,910)

Net unrealized depreciation	$(4,737,909)

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium

12

AllianceBernstein Variable Products Series Fund

received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2010, the Portfolio had no transactions in written options.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2010.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
Class A
Shares sold	26,729	28,509	$239,360	$213,867
Shares issued in reinvestment of dividends	3,375	6,552	31,891	49,401
Shares redeemed	(28,341)	(51,699)	(251,072)	(399,358)

Net increase (decrease)	1,763	(16,638)	$20,179	$(136,090)

Class B
Shares sold	199,126	2,330,509	$1,804,471	$16,830,821
Shares issued in reinvestment of dividends	383,047	826,521	3,592,985	6,182,378
Shares redeemed	(2,310,113)	(5,072,303)	(21,234,462)	(38,650,475)

Net decrease	(1,727,940)	(1,915,273)	$(15,837,006)	$(15,637,276)

NOTE F : Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

13

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2010.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2010 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 were as follows:

	2009		2008
Distributions paid from:
Ordinary income	$6,231,779		$10,155,739
Long-term capital gains	–0	–	11,474,397

Total distributions paid	$6,231,779		$21,630,136

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,561,975
Accumulated capital and other losses	(95,591,437	)(a)
Unrealized appreciation/(depreciation)	7,392,098	(b)

Total accumulated earnings/(deficit)	$(84,637,364)

(a)	On December 31, 2009, the Portfolio had a net capital loss carryforward for federal income tax purposes of $95,445,615 of which $14,448,964 expires in the year 2016 and $80,996,651 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2009, the Portfolio defers post-October capital losses of $145,822 to January 1, 2010.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical fac-

14

AllianceBernstein Variable Products Series Fund

tual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

15

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31,
2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.97	$7.67	$13.92	$15.08	$12.94	$12.63

Income From Investment Operations
Net investment income (a)	.07	.16	.27	.32	.26	.22	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.70)	1.41	(5.62)	(.85)	2.42	.49

Net increase (decrease) in net asset value from operations	(.63)	1.57	(5.35)	(.53)	2.68	.71

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.27)	(.28)	(.21)	(.16)	(.18)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(.62)	(.42)	(.38)	(.22)

Total dividends and distributions	(.18)	(.27)	(.90)	(.63)	(.54)	(.40)

Net asset value, end of period	$8.16	$8.97	$7.67	$13.92	$15.08	$12.94

Total Return
Total investment return based on net asset value (c)	(7.28	)%*	21.12	%*	(40.83	)%*	(3.95)%	21.32%	5.74%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,464	$1,594	$1,490	$3,305,460	$1,043,677	$290,673
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.69	%(d)(e)	.70%	.67%	.65%	.69	%(e)	.73%
Expenses, before waivers/reimbursements	.69	%(d)(e)	.70%	.67%	.65%	.69	%(e)	.74%
Net investment income	1.46	%(d)(e)	2.09%	2.46%	2.17%	1.89	%(e)	1.74	%(b)
Portfolio turnover rate	38%	64%	33%	20%	17%	21%

See footnote summary on page 18.

16

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31,
2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.90	$7.59	$13.79	$14.95	$12.84	$12.54

Income From Investment Operations
Net investment income (a)	.05	.14	.24	.27	.22	.17	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.69)	1.41	(5.58)	(.83)	2.40	.50

Net increase (decrease) in net asset value from operations	(.64)	1.55	(5.34)	(.56)	2.62	.67

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.24)	(.24)	(.18)	(.13)	(.15)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(.62)	(.42)	(.38)	(.22)

Total dividends and distributions	(.16)	(.24)	(.86)	(.60)	(.51)	(.37)

Net asset value, end of period	$8.10	$8.90	$7.59	$13.79	$14.95	$12.84

Total Return
Total investment return based on net asset value (c)	(7.44	)%*	21.04	%*	(41.01	)%*	(4.16)%	21.03%	5.48%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$180,610	$213,827	$197,080	$329,217	$308,635	$191,583
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.94	%(d)(e)	.95%	.92%	.90%	.94	%(e)	.98%
Expenses, before waivers/reimbursements	.94	%(d)(e)	.95%	.92%	.90%	.94	%(e)	.99%
Net investment income	1.21	%(d)(e)	1.84%	2.24%	1.82%	1.64	%(e)	1.38	%(b)
Portfolio turnover rate	38%	64%	33%	20%	17%	21%

See footnote summary on page 18.

17

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived or reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2010 and years ended December 31, 2009 and December 31, 2008 by 0.01%, 0.02% and 0.02%, respectively.

See notes to financial statements.

18

VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Value Portfolio (the “Portfolio”) at a meeting held on May 4-6, 2010.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s

19

VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2010 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Value Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended January 31, 2010 and (in the case of comparisons with the Index) the since inception period (July 2002 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period and in the 5th quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods, and that the Portfolio outperformed the Index in the 1-year period but underperformed the Index in the 3- and 5-year and the since inception periods. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, as well as the improvement in the Portfolio’s relative performance in the 1-year period, the directors concluded that the Portfolio’s performance was acceptable. The directors determined to continue to closely monitor the Portfolio’s performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with an investment style similar to that of the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and

20

AllianceBernstein Variable Products Series Fund

redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 4 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

21

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE CAPS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$221.9	Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $77,878 (0.04% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Portfolio and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Portfolios, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

22

AllianceBernstein Variable Products Series Fund

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Value Portfolio	Class A 1.20%	0.70%	December 31
	Class B 1.45%	0.95%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

23

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2010 net assets:5

Portfolio	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Value Portfolio	$221.9	Diversified Value Schedule	0.380	0.550
		65 bp on 1st $25m
		50 bp on next $25m
		40 bp on next $50m
		30 bp on next $100m
		25 bp on the balance
		Minimum account size $25m

The Adviser also manages AllianceBernstein Value Fund, a retail mutual fund which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Value Fund6. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the Value Fund been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Value Portfolio	Value Fund	0.55% on first $2.5 billion	0.550	0.550
		0.45% on next $2.5 billion
		0.40% on the balance

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	It should be noted that the AllianceBernstein Mutual Portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Portfolio.

24

AllianceBernstein Variable Products Series Fund

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2010 net assets:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)		Portfolio Advisory Fee (%)
Value Portfolio	Client #1	0.25% on 1st $500 million 0.20% on the balance	0.250		0.550

	Client #2[7] ,8	0.49% on 1st $100 million 0.30% on next $100 million 0.25% on the balance	0.381		0.550

	Client #3[8]	0.23% on 1st $300 million 0.20% on the balance	0.230		0.550

	Client #4[8]	0.23% on 1st $300 million 0.20% on the balance	0.230		0.550

	Client #5	0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% thereafter +/- Performance Fee[9]	0.150	[10]	0.550

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolio, its is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

7	The client is an affiliate of the Adviser.

8	Assets are aggregated with other similar accounts managed by the client for purposes of calculating the investment advisory fee.

9	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark over a cumulative 36-month period. The performance adjustment factor can range from -50% to +50% of the base fee.

10	This calculation excludes the performance fee.

25

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the Portfolio.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[14]	Lipper Exp. Group Median (%)	Rank
Value Portfolio	0.550	0.748	1/16

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU15 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.16

Portfolio	Expense Ratio (%)[17]	Lipper Exp. Group Median(%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Value Portfolio	0.703	0.800	1/16	0.800	10/34

Based on this analysis, the Portfolio has equally favorable rankings on a management fee basis and a total expense ratio basis.

11	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 14.

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements related to expense caps that would effectively reduce the actual management fee.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

17	Most recently completed fiscal year end Class A total expense ratio.

26

AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2009, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $489,588 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2009, the Adviser determined that it made payments in the amount of $358,073 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,250 from the Portfolio.18

The Portfolio may affect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

18	The Portfolio (which includes the Portfolio and other series of the Portfolio) paid ABIS a flat fee of $18,000 in 2009.

27

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

20	The Deli study was originally published in 2002 based on 1997 data.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones v. Harris at 14.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

28

AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Portfolio23 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended January 31, 2010.25

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	32.62	33.16	31.18	7/16	27/51
3 year	-12.71	-9.24	-9.12	15/16	38/46
5 year	-2.63	-0.27	0.10	14/15	36/43

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)26 versus its benchmark.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Value Portfolio	32.62	-12.71	-2.63	4.24	18.03	-0.22	5
Russell 1000 Value Index	31.44	-10.20	-0.46	6.18	17.15	-0.11	5
Inception Date: July 22, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

23	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

24	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including or excluding a Portfolio from a PG/PU is somewhat different from that of an EG/EU.

25	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

27	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2010.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

29

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Variable Products Series Fund, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: August 12, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: August 12, 2010

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: August 12, 2010